                                                             File Number 33-3233

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number



                      Post-Effective Amendment Number 26        X



                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                              Amendment Number 8                X



                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      ------------------------------------
                (formerly Minnesota Mutual Variable Life Account)
                                 (Name of Trust)


                        Minnesota Life Insurance Company
                        --------------------------------
              (formerly The Minnesota Mutual Life Insurance Company
                                   (Depositor)

             400 Robert Street North, St. Paul, Minnesota 55101-2098
             -------------------------------------------------------
                    (Depositor's Principal Executive Offices)

                                Dwayne C. Radel

                    Senior Vice President and General Counsel

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                         ------------------------------
                               (Agent for Service)


It  is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b) of Rule 485
    ---


     X  on May 1, 2008 pursuant to paragraph (b) of Rule 485


    ---
        60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ---
        on (date) pursuant to paragraph (a)(1) of Rule 485
    ---

If appropriate, check the following:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

        Variable Adjustable Life Insurance Policies

PART A:  INFORMATION REQUIRED IN A PROSPECTUS

Item Number           Caption in Prospectus

     1.               Front and Back Cover Pages

     2.               Benefit Summary: Benefits and Risks

     3.               Risk/Benefit Summary: Fee Table

     4. General Description of Minnesota Life Variable Life Account, Minnesota Life Insurance Company and Portfolio Companies

     5.               Charges

     6.               General Description of Contracts

     7.               Premiums

     8.               Death Benefits and Contract Values

     9.               Surrenders, Partial Surrenders, and Partial Withdrawals

    10.               Loans

    11.               Lapse and Reinstatement

    12.               Taxes

    13.               Legal Proceedings

    14.               Financial Statements

Prospectus

Minnesota Life Insurance Company
Minnesota Life Variable Life Account

Variable Adjustable Life Insurance Policy

    This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). It provides life insurance protection for the life of the insured so long as scheduled premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insured.

    The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

    Variable Adjustable Life policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The actual cash value of all Policies will vary with the investment experience of these options.

The Variable Life Account invests in the following Fund Portfolios:

[LOGO] Advantus /R/ CAPITAL MANAGEMENT

Advantus Series Fund, Inc.

..  Bond Portfolio -- Class 2 Shares
..  Index 400 Mid-Cap Portfolio -- Class 2 Shares
..  Index 500 Portfolio -- Class 2 Shares
..  International Bond Portfolio -- Class 2 Shares

..  Money Market Portfolio

..  Mortgage Securities Portfolio -- Class 2 Shares
..  Real Estate Securities Portfolio -- Class 2 Shares


[LOGO]

AIM Variable Insurance Funds
..  AIM V.I. Basic Balanced Fund -- Series II Shares
..  AIM V.I. Capital Appreciation Fund -- Series II Shares
..  AIM V.I. Core Equity Fund -- Series II Shares

                                     [LOGO]
                                American Century
                                 Investments/R/

American Century Variable Portfolios, Inc.
..  VP Income & Growth Fund -- Class II Shares
..  VP Ultra(R) Fund -- Class II Shares
..  VP Value Fund -- Class II Shares

[LOGO] CREDIT SUISSE

Credit Suisse Trust
..  Global Small Cap Portfolio

[LOGO]
Fidelity/R/
INVESTMENTS

Fidelity(R) Variable Insurance Products Funds
..  Contrafund(R) Portfolio -- Service Class 2 Shares
..  Equity-Income Portfolio -- Service Class 2 Shares
..  Mid Cap Portfolio -- Service Class 2 Shares

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



Franklin Templeton Variable Insurance Products Trust
..  Franklin Large Cap Growth Securities Fund -- Class 2 Shares
.. Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares .. Mutual Shares Securities Fund -- Class 2 Shares
.. Templeton Developing Markets Securities Fund -- Class 2 Shares .. Templeton Global Asset Allocation Fund -- Class 2 Shares

[LOGO]

Janus Aspen Series
..  Balanced Portfolio -- Service Shares
..  Forty Portfolio -- Service Shares
..  International Growth Portfolio -- Service Shares

[LOGO] MFS /SM/
       INVESTMENT MANAGEMENT/R/

MFS(R) Variable Insurance Trust/sm/
..  Investors Growth Stock Series -- Service Shares
..  Mid Cap Growth Series -- Service Shares
..  New Discovery Series -- Service Shares
..  Value Series -- Service Shares

[LOGO] Oppenheimer Funds/R/
The Right Way to Invest

Oppenheimer Variable Account Funds

..  Capital Appreciation Fund/VA -- Service Shares
..  High Income Fund/VA -- Service Shares


Panorama Series Fund, Inc.

..  International Growth Fund/VA -- Service Shares


[LOGO] PUTNAM INVESTMENTS

Putnam Variable Trust
..  Putnam VT Growth and Income Fund -- Class IB Shares
..  Putnam VT International Equity Fund -- Class IB Shares
..  Putnam VT New Opportunities Fund -- Class IB Shares
..  Putnam VT New Value Fund -- Class IB Shares
..  Putnam VT Voyager Fund -- Class IB Shares

   [LOGO]
W&R
TARGET FUNDS
--------------
Waddell & Reed

W&R Target Funds, Inc.

..  W&R Target Asset Strategy Portfolio
..  W&R Target Balanced Portfolio
..  W&R Target Core Equity Portfolio
..  W&R Target Growth Portfolio
..  W&R Target International Growth Portfolio
..  W&R Target International Value Portfolio
..  W&R Target Micro Cap Growth Portfolio
..  W&R Target Science and Technology Portfolio
..  W&R Target Small Cap Growth Portfolio
..  W&R Target Small Cap Value Portfolio
..  W&R Target Value Portfolio




    This prospectus must be accompanied by the current prospectuses of the Fund Portfolios shown above. This prospectus should be read carefully and retained for future reference.

    The Policies have not been approved or disapproved by the SEC. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   [LOGO] MINNESOTA LIFE
    400 Robert Street North . St. Paul, Minnesota 55101-2098
    Ph 651/665-3500 . http:/www.minnesotalife.com


    Dated: May 1, 2008

Table of Contents


         Summary of Benefits and Risks                                    1

         General Descriptions                                             6
               Minnesota Life Insurance Company                           6
               Variable Life Account                                      6
               The Funds                                                  7
               Additions, Deletions or Substitutions                      9
               The Guaranteed Principal Account                          10
               Payments Made by Underlying Mutual Funds                  11

         Detailed Information about the Variable Adjustable
           Life Insurance Policy                                         12
               Adjustable Life Insurance                                 12
               Policy Adjustments                                        15
               Applications and Policy Issue                             19
               Policy Premiums                                           20
               Policy Values                                             24
               Death Benefit Options                                     28
               Policy Loans                                              29
               Surrender                                                 31
               Free Look                                                 32
               Conversion                                                32
               Policy Charges                                            32
               Other Policy Provisions                                   36
               Additional Benefits                                       38

         Other Matters                                                   39
               Federal Tax Status                                        39
               Voting Rights                                             44
               Compensation Paid for the Sale of Policies                44
               Legal Proceedings                                         45
               Registration Statement                                    45

         Special Terms                                                   47

         Appendix A -- Example of Sales Load Computation                 48

         Statement of Additional Information                             49

                [This page has been left blank intentionally.]

Summary of Benefits and Risks


The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes two versions of the Variable Adjustable Life ("VAL") Insurance Policy, VAL '87 and VAL '95. In states where the policy forms were approved, VAL '87 was issued prior to May 1, 1995 and VAL '95 after that date. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner and the beneficiary and the right to make Policy adjustments. A variable adjustable life insurance policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. Due to federal tax law changes, this Policy will no longer be issued after October 31, 2008.


What are some of the benefits of the Policy?

The Policy described in this prospectus combines a guaranteed death benefit, flexible administrative procedures, and significant and useful market sensitive investment features.

What is the guaranteed death benefit?

We guarantee that the face amount of insurance shown on the policy specification page will be paid on the death of the insured as long as there is no policy indebtedness and all scheduled premiums have been paid. Some policies have a scheduled decrease in the guaranteed face amount at the end of the initial policy protection period. In this case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce your life insurance protection below the guaranteed amount. See "Adjustable Life Insurance" on page 12.

What makes the Policy "Adjustable"?

The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. The three components in designing your Policy are the level of premiums you wish to pay, the level of death benefit protection you need and the appropriate plan of insurance for you. You may choose any two of the three components -- premium, face amount and plan -- and we will calculate the third component. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose any level of premium or death benefit that you wish. Some limitations do apply to policy adjustments. See "Policy Adjustments" on page 15.


Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount, by the payment of relatively higher premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy. Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element. The protection plan may be a suitable starting point for young policy owners who have not reached their peak earning years but who have substantial life insurance needs. For any given face amount of insurance, you may select a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. The higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid up.

What makes the Policy "Variable"?

The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See "Variable Life Account" on page 6 and "The Funds" on page 7.

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed principal account, you do not bear the risk that adverse investment performance will depreciate the account value. See "The Guaranteed Principal Account" on page 10.

What death benefit options are offered under the Policy?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.


The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values which will, on whole life plans, shorten the premium paying period. Only if and when the policy value exceeds the net single premium, as defined on page 47, for the then current face amount will the death benefit vary.


The Protection Option provides a variable death benefit from the issue date as well as variable actual cash value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in actual cash values under the Protection Option will not be as great as under the Cash Option. See "Death Benefit Options" on page 28.

Do you have access to your policy values?


Yes. You may transfer policy values among the available investment options, make a partial surrender of the actual cash values, or surrender the Policy. See "Transfers" on page 26 and "Surrender" on page 31. You may also borrow up to 90 percent of your policy value as a policy loan. See "Policy Loans" on page
29. Some of these transactions may have significant tax consequences. See "Federal Tax Status" on page 39.


What are some of the risks of the Policy?


There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the policy. See "Policy Values" on page 24.

There is a risk that a Policy will lapse. Lapse will occur if a scheduled premium is not paid, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See "Policy Premiums" on page 20.

You may make a partial surrender of the actual cash value. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the actual cash value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See "Federal Tax Status" on page 39.


There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are constructively received prior to when they are actually received.


There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a 10 percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status" on page 39.

Summary Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

Transaction Fees

This table describes the fees and expense that you will pay at the time that you buy the Policy, surrender the Policy, adjust the Policy or make transfers between the investment options.

         Charge             When Charge is Deducted        Amount Deducted
First Year Sales Load(1)   Upon first year premium    Maximum of 23 percent of
                           payment and for the first  first year premium(3)
                           year after a premium
                           increase(2)
Sales Load(1)              Upon premium payment       Maximum of 7 percent of
                                                      premiums in all years(4)
Underwriting Charge        Upon first year premium    Maximum of $5 per $1,000
                           payment and for the first  of face amount(3)
                           year after a premium
                           increase(2)
Premium Tax Charge         Upon premium payment       2.5 percent of premium(5)
Face Amount Guarantee      Upon premium payment       1.5 percent of premium(4)
Charge
Policy Adjustment          At policy adjustment for   $25
Transaction Charge(6)      changes in premium, face
                           amount or plan of
                           insurance
Partial Surrender          At partial surrender       The lesser of $25 or 2
Transaction Charge                                    percent of partial
                                                      surrender amount
Transfer Transaction       At transfer of cash values $10(7)
Charge

         Charge             When Charge is Deducted        Amount Deducted
Sub-standard Risk Charge   Upon premium payment       Maximum of $260 and
(VAL '95)                                             minimum of $0.08 per
                                                      $1,000 of face amount
The charge for a
representative male
nonsmoker age 40 would be
$3 per $1,000 of face
amount(8)
Exchange Administrative    At issue of an internal    $150
Charge                     exchange

(1) Sales load is the maximum sales charge imposed on a premium.

(2) First year premium is base premium payable in the first 12 months of the contract, or the increase in base premium paid in the 12 months following a premium increase.

(3) The charge only applies to base premium up to that which provides level premium and face amount for life.


(4) Applies to base premiums. This charge does not apply to premiums for additional agreements. This charge currently does not apply to nonrepeating premiums. See "Special Terms" on page 47.

(5) Applies to base premiums and nonrepeating premiums.


(6) See "Policy Adjustments" on page 15.

(7) Only applies to non-systematic transfers in excess of 12 per year.


(8) (i) The charge varies by the age and underwriting class of the insured as well as the face amount and premium level of the policy. (ii) The sub-standard risk charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.


       Periodic Charges Other Than Investment Option Operating Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

         Charge             When Charge is Deducted        Amount Deducted
Cost of Insurance Charge   Monthly                    Maximum of $83.33 and
                                                      minimum of $0.01 per
                                                      $1,000 of net amount at
                                                      risk(1)

                                                      The charge for a
                                                      representative male
                                                      nonsmoker standard risk
                                                      age 45 would be $0.10 per
                                                      $1,000 of net amount at
                                                      risk(1)
Administration Charge      Monthly                    $5
Mortality and Expense      Daily                      An annual rate of 0.50
Risk Charge                                           percent of average daily
                                                      net assets of Variable
                                                      Life Account
Sub-standard Risk Charge   Monthly                    Maximum of $22 and
(VAL '87)                                             minimum of $0.01 per
                                                      $1,000 of face amount

                                                      The charge for a
                                                      representative male
                                                      nonsmoker age 40 would be
                                                      $0.25 per $1,000 of face
                                                      amount(1)
Loan Interest Charge       Annually and upon policy   Loan interest accrues
                           adjustment                 daily at an annual rate
                                                      of 8 percent of loan
                                                      amount(2)

         Charge             When Charge is Deducted        Amount Deducted
Additional Agreements:
 a)Waiver of Premium       Upon premium payment        a)Maximum of $11.24 and
   Agreement                                             minimum of $0.12 per
                                                         $1,000 of face amount
                                                         annually

                                                      The charge for a
                                                      representative male
                                                      nonsmoker age 30 would be
                                                      $0.30 per $1,000 of face
                                                      amount annually(3)
 b)Policy Enhancement      Annually                    b)$8 annually
   Agreement
 c)Face Amount Increase    Upon premium payment        c)Maximum of $2.29 and
   Agreement                                             minimum of $0.65 per
                                                         $1,000 of agreement
                                                         coverage annually

                                                      The charge for a
                                                      representative male age
                                                      25 would be $1.60 per
                                                      $1,000 of agreement
                                                      coverage annually(4)
 d)Survivorship Life       Upon premium payment        d)Maximum of $35.04 and
   Agreement                                             minimum of $0.20 per
                                                         $1,000 of agreement
                                                         coverage annually

                                                      The charge for
                                                      representative male and
                                                      female both nonsmokers
                                                      age 40 would be $0.28 per
                                                      $1,000 of agreement
                                                      coverage annually(5)
 e)Family Term Agreement   Upon premium payment        e)$5 per $1,000 of
                                                         agreement coverage
                                                         annually

(1) Net amount at risk is defined as death benefit minus policy value.
    (i) These charges vary by the age and underwriting class of the insured as well as the duration, face amount and premium level of the Policy. (ii) The cost of insurance or sub-standard risk charges shown in the table may not be representative of the charges for a particular insured. (iii) More information regarding these charges for a specific insured are available upon request to us.

(2) See "Policy Loan Interest" on page 30.

(3) The charge varies by the age and underwriting class of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(4) The charge varies by the age of the insured. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

(5) The charge varies by the ages and underwriting classes of the applicants. These charges may not be representative of the charges for a particular insured. More information regarding these charges for a specific insured are available upon request to us.

                 Total Annual Operating Expenses of the Funds

This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.


                           Charge                 Minimum Maximum
                   Total Fees and Expenses(1)      0.46%   1.73%


(1) The total fees and expenses include the investment management fee, distribution (12b-1) fee and other expenses for the Funds.

General Descriptions

Minnesota Life Insurance Company


We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.


Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

Variable Life Account

A separate account, called the Minnesota Life Variable Life Account, was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

The Funds

Below is a list of the Portfolios and their investment adviser or sub-adviser. Prospectuses for the Funds must accompany this Prospectus. You should carefully read these Prospectuses before investing in the Policy.


                               Investment                 Investment
     Fund/Portfolio              Adviser                  Sub-Adviser
     --------------            ----------                 -----------
   Advantus Series
   Fund, Inc.:
   Bond Portfolio -     Advantus Capital
     Class 2 Shares       Management, Inc.
   Index 400 Mid-Cap    Advantus Capital
     Portfolio - Class    Management, Inc.
     2 Shares
   Index 500 Portfolio  Advantus Capital
     - Class 2 Shares     Management, Inc.
   International Bond   Advantus Capital           Franklin Advisers, Inc.
     Portfolio - Class    Management, Inc.
     2 Shares
   Money Market         Advantus Capital
     Portfolio            Management, Inc.
   Mortgage Securities  Advantus Capital
     Portfolio - Class    Management, Inc.
     2 Shares
   Real Estate          Advantus Capital
     Securities           Management, Inc.
     Portfolio
     - Class 2 Shares
   AIM Variable
   Insurance Funds:
   AIM V.I. Basic       Invesco Aim Advisors, Inc.
     Balanced Fund
     - Series II Shares
   AIM V.I. Capital     Invesco Aim Advisors, Inc.
     Appreciation Fund
     - Series II Shares
   AIM V.I. Core        Invesco Aim Advisors, Inc.
     Equity Fund -
     Series II Shares
   American Century
   Variable
   Portfolios, Inc.:
   VP Income & Growth   American Century
     Fund - Class II      Investment
     Shares             Management, Inc.
   VP Ultra(R) Fund -   American Century
     Class II Shares      Investment
                        Management, Inc.
   VP Value Fund -      American Century
     Class II Shares      Investment
                        Management, Inc.
   Credit Suisse Trust:
   Global Small Cap     Credit Suisse Asset        Credit Suisse Asset
     Portfolio            Management, LLC            Management Limited
                                                     (London),
                                                   Credit Suisse Asset
                                                     Management Limited
                                                     (Australia),
                                                   Credit Suisse Asset
                                                     Management Limited
                                                     (Japan)

                                           Investment                 Investment
          Fund/Portfolio                     Adviser                  Sub-Adviser
          --------------                   ----------                 -----------
Fidelity(R)
Variable Insurance
Products Funds:
                                    Fidelity Management &
  Contrafund(R) Portfolio - Service Research Company, FMR
  Class 2 Shares                    Co., Inc., Fidelity
                                    Management & Research
                                    (U.K.) Inc. (FMR U.K.),
                                    Fidelity Research &
                                    Analysis Company,
                                    Fidelity International
                                    Investment Advisors
                                    (FIIA), Fidelity
                                    International Investment
                                    Advisors (U.K.) Limited
                                    (FIIA(U.K.)L), Fidelity
                                    Investments Japan Limited
                                    (FIJ)
Equity-Income                       Fidelity Management &
  Portfolio -                       Research Company, FMR
  Service Class 2                   Co., Inc., Fidelity
  Shares                            Management & Research
                                    (U.K.) Inc. (FMR U.K.),
                                    Fidelity Research &
                                    Analysis Company,
                                    Fidelity International
                                    Investment Advisors
                                    (FIIA), Fidelity
                                    International Investment
                                    Advisors (U.K.) Limited
                                    (FIIA(U.K.)L), Fidelity
                                    Investments Japan Limited
                                    (FIJ)
Mid Cap Portfolio -                 Fidelity Management &
  Service Class 2                   Research Company, FMR
  Shares                            Co., Inc., Fidelity
                                    Management & Research
                                    (U.K.) Inc. (FMR U.K.),
                                    Fidelity Research &
                                    Analysis Company,
                                    Fidelity International
                                    Investment Advisors
                                    (FIIA), Fidelity
                                    International Investment
                                    Advisors (U.K.) Limited
                                    (FIIA(U.K.)L), Fidelity
                                    Investments Japan Limited
                                    (FIJ)
Franklin Templeton
Variable Insurance
Products Trust:
Franklin Large Cap                  Franklin Advisers, Inc.
  Growth Securities
  Fund - Class 2
  Shares
Franklin Small-Mid                  Franklin Advisers, Inc.
  Cap Growth
  Securities Fund -
  Class 2 Shares
Mutual Shares                       Franklin Mutual Advisers,
  Securities Fund                   LLC
  - Class 2 Shares
Templeton                           Templeton Asset
  Developing                        Management Ltd.
  Markets
  Securities Fund -
  Class 2 Shares
Templeton Global                    Templeton Investment
  Asset Allocation                  Counsel, LLC
  Fund - Class 2
  Shares
Janus Aspen Series:
Balanced Portfolio                  Janus Capital Management
  - Service Shares                  LLC
Forty Portfolio -                   Janus Capital Management
  Service Shares                    LLC
International                       Janus Capital Management
  Growth Portfolio                  LLC
  - Service Shares
MFS(R) Variable Insurance Trust/sm/:
Investors Growth                    Massachusetts Financial
  Stock Series -                    Services Company
  Service Shares
Mid Cap Growth                      Massachusetts Financial
  Series - Service                  Services Company
  Shares
New Discovery                       Massachusetts Financial
  Series - Service                  Services Company
  Shares
Value Series -                      Massachusetts Financial
  Service Shares                    Services Company

                               Investment                 Investment
     Fund/Portfolio              Adviser                  Sub-Adviser
     --------------            ----------                 -----------
   Oppenheimer Variable Account Funds:
   Capital              OppenheimerFunds, Inc.
     Appreciation
     Fund/VA - Service
     Shares
   High Income Fund/VA  OppenheimerFunds, Inc.
     - Service Shares
   Panorama Series
   Fund, Inc.:
   International        OppenheimerFunds, Inc.
     Growth Fund/VA -
     Service Shares
   Putnam Variable
   Trust:
   Putnam VT Growth     Putnam Investment
     and Income Fund -    Management, LLC
     Class IB Shares
   Putnam VT            Putnam Investment
     International        Management, LLC
     Equity - Class IB
     Shares
   Putnam VT New        Putnam Investment
     Opportunities        Management, LLC
     Fund - Class IB
     Shares
   Putnam VT New Value  Putnam Investment
     Fund - Class IB      Management, LLC
     Shares
   Putnam VT Voyager    Putnam Investment
     Fund - Class IB      Management, LLC
     Shares
   W&R Target Funds,
   Inc.:
   W&R Target Asset     Waddell & Reed Investment
     Strategy Portfolio Management Company
   W&R Target Balanced  Waddell & Reed Investment
     Portfolio          Management Company
   W&R Target Core      Waddell & Reed Investment
     Equity Portfolio   Management Company
   W&R Target Growth    Waddell & Reed Investment
     Portfolio          Management Company
   W&R Target           Waddell & Reed Investment
     International      Management Company
     Growth Portfolio
   W&R Target           Waddell & Reed Investment  Templeton Investment
     International      Management Company         Counsel, LLC
     Value Portfolio
   W&R Target Micro     Waddell & Reed Investment  Wall Street Associates
     Cap Growth         Management Company
     Portfolio
   W&R Target Science   Waddell & Reed Investment
     and Technology     Management Company
     Portfolio
   W&R Target Small     Waddell & Reed Investment
     Cap Growth         Management Company
     Portfolio
   W&R Target Small     Waddell & Reed Investment
     Cap Value          Management Company
     Portfolio
   W&R Target Value     Waddell & Reed Investment
     Portfolio          Management Company


Additions, Deletions or Substitutions

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund.

Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

The Guaranteed Principal Account

The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed principal account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the

SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

General Account Description Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

General Account Value We bear the full investment risk for amounts allocated to the guaranteed principal account and guarantee that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion.

You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum.

Payments Made by Underlying Mutual Funds

We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Life Account.

In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by us. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.35 percent of fund assets held in the Variable Life Account.

We took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when we determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual funds offered in the Policy currently pay 12b-1 fees to us, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to us.

We consider profitability when determining the charges in the Policy. In early Policy years, we do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy years. In general, our profit will be greater the longer a Policy is held and the greater a Policy's investment return.

Detailed Information about the
Variable Adjustable Life Insurance Policy

Adjustable Life Insurance


This Policy is similar to our conventional life insurance product known as "adjustable life." This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you plan to pay. Based on your selection of any two of the three components of a Policy -- face amount, premium and plan -- we will then calculate the third. Thus, adjustable life allows you the flexibility to custom design a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.


Flexibility at Issue Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or face amount that you wish. This flexibility results in a broad range of plans of insurance. Generally speaking, a plan of insurance refers to the level of cash value accumulation assumed in the design of the Policy and, for whole life plans, the period during which you will have to pay premiums.

Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured. Whole life insurance plans assume an eventual tabular cash value accumulation, at or before the insured's age 100, equal to the net single premium required for that face amount of insurance. The tabular cash value is shown in your Policy and is described below under "Policy Adjustments." The net single premium for a whole life insurance plan is the amount of money that is necessary, at the insured's attained age, as defined in "Special Terms," to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured without the payment of additional premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.

Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. After the initial protection period, there is insurance coverage in a reduced amount on the life of the insured. Protection plans of insurance assume the exhaustion of the tabular cash value at the end of the initial protection period, except for the cash value associated with the reduced amount of insurance coverage at the end of the initial protection period.


The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios, and, for whole life plans of insurance, the shorter the period of time during which you will have to pay premiums. Under the Policy, the highest premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy becomes paid up when its policy value is such that no further premiums are required to provide the face amount of insurance until the death of the insured, provided there is no policy indebtedness.

Whole life plans may become paid up upon the payment of a designated number of annual premiums or at a designated age of the insured. If you select a premium level for a specific face amount which would cause the Policy to become paid up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid up. The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled premiums were in excess of the premiums required to have a paid-up Policy for the initial face amount of coverage.


If you select a premium amount which is less than the premium required for a whole life plan of insurance or, in other words, if you select a protection plan of insurance, premiums will be payable for the life of the insured or to age 100, but the guaranteed face amount of insurance provided by the Policy will not be level during the life of the insured. The initial face amount will be in effect until the Policy's tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed for the life of the insured.

At the time of the scheduled reduction in face amount, we will adjust your Policy as described in the policy adjustment section of this prospectus. If the policy value (the actual cash value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.


For example, if a standard risk VAL '95 Policy were issued with a face amount of $100,000 and an annual premium of $926, the plan of insurance for a male non-smoker insured age 45 at issue would be full coverage until age 65, at which time the face amount would be reduced to $14,701 guaranteed for the whole of life. If we assume a hypothetical net annual investment return of 6 percent, the Cash

Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 65 would be $14,613. Based on this policy value, a whole life plan, and the continued payment of the $926 premium, the face amount would be reduced to $39,983 guaranteed thereafter for the whole of life.

The table below shows the policy values and death benefits for the Policy described in the above example, if the scheduled reduction is allowed to occur, which is twenty years after issue.

                              Scheduled Reduction

                                          Non-Guaranteed      Guaranteed
    Policy Attained Annual  Policy Value   Death Benefit    Minimum Death
     Year    Age    Premium End of Year  Beginning of Year Benefit at Issue
       5      50     $926     $ 2,038        $100,000          $100,000
      10      55      926       5,662         100,000           100,000
      15      60      926      10,059         100,000           100,000
      20      65      926      14,613         100,000           100,000
      21      66      926      16,116          39,983            14,701
      22      67      926      17,709          39,983            14,701
      23      68      926      19,402          39,983            14,701
      24      69      926      21,203          39,983            14,701
      25      70      926      23,124          39,983            14,701

Alternately, for the VAL '95 Policy above we will make a policy adjustment effective the same date as the scheduled reduction to maintain the $100,000 face amount and the $926 premium. The new guaranteed plan of insurance would be full coverage until age 73, at which time the face amount would be reduced to not less than $11,871, again with the face amount guaranteed for the whole of life.

The following table shows the policy values and death benefits when a policy adjustment to maintain the initial face amount is automatically done after twenty years.

                               Policy Adjustment

                                         Non-Guaranteed       Guaranteed
   Policy Attained Annual  Policy Value   Death Benefit     Minimum Death
    Year    Age    Premium End of Year  Beginning of Year Benefit Adjustment
      5      50     $926     $ 2,038        $100,000           $100,000
     10      55      926       5,662         100,000            100,000
     15      60      926      10,059         100,000            100,000
     20      65      926      14,613         100,000            100,000
     21      66      926      15,501         100,000            100,000
     22      67      926      16,372         100,000            100,000
     23      68      926      17,222         100,000            100,000
     24      69      926      18,041         100,000            100,000
     25      70      926      18,819         100,000            100,000

The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be the longer of ten years from the policy issue date or five years from the date of a policy adjustment. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described in the table below:

                                         Minimum Plan
                             Issue Age    (in years)
                                56            9
                                57            8
                                58            7
                                59            6
                           60 or greater      5

This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $50,000.

Policy Adjustments

Adjustable life insurance policies allow you to change the premium, face amount or the plan of insurance of the Policy after it is issued. Subject to the limitations described more fully below, you can at any time change the face amount of your Policy or your scheduled premium. A change in scheduled premium or face amount will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.

Changes in premium, face amount or the plan of insurance are referred to as policy adjustments. they may be made singly or in combination with one another.

Policy adjustments can include:

   (1) a partial surrender of a Policy's cash value;

   (2) an adjustment so that there are no further scheduled base premiums;

   (3) an automatic adjustment at the point when the face amount is scheduled to decrease;

   (4) an automatic adjustment made under VAL '95 at the policy anniversary nearest the insured's age 70; and

   (5) an automatic adjustment when a nonrepeating premium is received in connection with a Section 1035 exchange.

When a Policy is adjusted, we compute a new plan of insurance, face amount or premium amount, if any. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status."

In computing either a new face amount or new plan of insurance as a result of an adjustment, we will make the calculation on the basis of the higher of the Policy's "policy value" or its "tabular cash value" at the time of the change. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular cash value" is what the actual cash value of the Policy would have been if all scheduled premiums were paid annually on the premium due date, there were no policy adjustments or policy loans, any percentage increase in the actual cash value matched the Policy's assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the guaranteed principal account matched the policy's assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the policy year and other charges provided for in the Policy were deducted. See, for a further description of these values, the section "Policy Values." If the policy value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. If the policy value is less than the tabular cash value, use of the tabular cash value ensures that the Policy's guarantee of a minimum death benefit is not impaired by the adjustment.

Any adjustment will result in a redetermination of a Policy's tabular cash value. After adjustment, the tabular cash value shall be equal to the greater of the policy value or the tabular cash value prior to that adjustment, plus any nonrepeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

On adjustment, you may request a new Policy face amount. In the absence of instructions to the contrary, we will calculate the face amount after adjustment depending on the Policy's death benefit option, the type of adjustment, and whether the Policy is a VAL '95 or a VAL '87. With both VAL '87 and VAL '95, if the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With a VAL '87 Policy with the Protection Option death benefit and with the Amended VAL '95 Protection Option after age 70, the face amount after adjustment shall be equal to the death benefit provided by the Policy immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment. With a VAL '95 Policy with the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment.

To illustrate the operation of an adjustment, consider a standard risk VAL '95 Policy issued with a face amount of $100,000 and an annual premium of $926 to a male non-smoker insured age 45. If we assume a hypothetical net annual investment return of 6 percent, the Protection Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 50 would be $2,023 and the Policy's tabular cash value would be $1,680. Assume the owner requests a policy adjustment to increase the scheduled premium to $1,500, but does not specify the face amount. As described above, we compare the policy value less the charge on adjustment to the tabular cash value to determine the policy value to be used in the plan of insurance calculation. In this example, the policy value (less the charge on adjustment) is greater than the tabular cash value, so the policy value is used. The tabular cash value is then set equal to the policy value. The policy adjustment would therefore result in a face amount of $100,000, a scheduled premium of $1,500, and a plan of insurance of full coverage until age 74, at which time the face amount would be scheduled to reduce to $14,712.

The table below shows the tabular cash values, policy values and death benefits for the first ten years of the example described.

   Policy Attained Annual     End of Year     End of Year  Beginning of Year
    Year    Age    Premium Tabular Cash Value Policy Value   Death Benefit
      1      46    $  926        $    0          $   11        $100,000
      2      47       926           437             468         100,011
      3      48       926           865             929         100,929
      4      49       926         1,280           1,448         101,448
      5      50       926         1,680           2,023         102,023
      6      51     1,500         2,789           2,849         102,023
      7      52     1,500         3,712           3,930         102,849
      8      53     1,500         4,627           5,117         103,930
      9      54     1,500         5,531           6,402         105,117
     10      55     1,500         6,415           7,778         106,402

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to your Policy. We will process your application for adjustment only within 30 days of the effective date of the change, and any adjustment will be effective on the date that it is approved by us and recorded at our home office.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled premium, plan of insurance, attained age and tabular cash value.

Restrictions on Adjustments An adjustment must satisfy certain limitations on premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. The current limits on adjustments are those described here. we reserve the right to change these limitations from time to time.

(1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Cost of Living or Policy Enhancement Agreements.

(2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300.

(3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of a Cost of Living or Policy Enhancement Agreement change, a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance.

(4) After age 85, increases in face amount requiring evidence of insurability may not be allowed.

(5) An adjustment may not result in more than a paid-up whole life plan for the then current face amount.

(6) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years or to age 100, if less.

(7) After an adjustment involving a face amount increase requiring evidence of insurability or a premium increase, the Policy must provide a level face amount to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described on page 15.


(8) After certain adjustments (an automatic adjustment under VAL '95 at the insured's age 70, an automatic adjustment at the point when the face amount is scheduled to decrease, or an adjustment to stop premium), the Policy must have sufficient actual cash value to keep the Policy in force until the next policy anniversary.


(9) After an adjustment other than those described in paragraphs (7) and
    (8) above, the Policy must provide a level face amount to the next policy anniversary after the later of: (a) two years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described on page 15.


(10)If the insured is disabled and receiving, or are entitled to receive, waiver of premium benefits under a Waiver of Premium Agreement attached to this Policy, no adjustments will be permitted, except as provided in the Waiver of Premium Agreement.

Example As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL '95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual premium of $428. Assume also that the Policy has a policy value equal at all times to its tabular cash value. If at the end of five years (at age 45) the policy owner wished to decrease the premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only nine years from the date of issue (see limitation 9). On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the premium of the Policy to $835 for the same initial face amount, the adjustment would be permitted because the face amount decrease would occur 25 years from the original issue date and 20 years from the date of adjustment, both periods of time which are within the policy adjustment limitations on plans of insurance.

The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case the annual premium for a minimum plan of ten years (before the scheduled reduction in face amount) would be $800. If the policy owner wished to make a partial surrender of $500 at the end of five years, the surrender would not be permitted without either an increase in premium or a further reduction in face amount, since the annual premium of $800 would support the adjusted face amount of $199,500 for only two more years from the point of adjustment. This resulting plan would be less than the minimum plan of ten years from issue. If the owner elected to increase the premium in order to maintain the new face amount of $199,500, the new premium would have to be sufficient to continue the new face amount for an additional five years which is ten years from the date of issue.

Similarly, if the owner requested a reduction in face amount below $199,500 in order to satisfy the limitations pertaining to plans of insurance, the new face amount would have to continue for an additional five years, which is ten years from the date of issue. As indicated, a face amount change made for the purpose of bringing an adjustment into compliance with the plan limitation will not be subject to the usual minimum face amount change requirement of $5,000. A partial surrender may often require a reduction in face amount by more than the amount of the surrender in order to satisfy plan limitations.

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


Proof of Insurability We require proof of insurability for all adjustments resulting in an increase in face amount, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk premiums when the policy is on stop premium, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. With VAL '87, the payment of a nonrepeating premium will require evidence of insurability when the Protection Option death benefit option is in effect or if the Policy is paid up at the time of payment. With VAL '95, we may require evidence of insurability when a nonrepeating premium is paid if the death benefit of your Policy increases as a result of the payment of a nonrepeating premium.


Charges in Connection with Policy Adjustments In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a new first year sales load on any increase in premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See "Policy Charges." Limiting the first year sales load and underwriting charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase.

The chart below illustrates the effects of certain policy adjustments:

             Adjustment                 Effect
             Decrease the current face  A scheduled decrease in
             amount and keep the        the current face amount,
             premiums the same          if any, will take place
                        OR              at a later policy
             Keep the current face      anniversary
             amount and increase the               OR
             premiums                   A scheduled decrease in
                                        the face amount will be
                                        eliminated
                                                   OR
                                        The premium paying period
                                        will be shortened
             Increase the current face  A scheduled decrease in
             amount and keep the        the current face amount,
             premiums the same          if any, will take place
                        OR              at an earlier policy
             Keep the current face      anniversary
             amount and decrease the               OR
             premiums                   A scheduled decrease in
                        OR              the face amount will occur
             Make a partial surrender              OR
             and keep the premiums and  The premium paying period
             face amount the same       will be lengthened
             Stop base premium and      A scheduled decrease in
             keep the face amount the   the current face amount,
             same                       if any, will take place
                                        at an earlier policy
                                        anniversary and no
                                        insurance will be
                                        provided after the
                                        decrease
                                                   OR
                                        A scheduled decrease in
                                        the face amount will
                                        occur. However, you must
                                        continue to pay the
                                        charge for a sub-standard
                                        risk, or your Policy will
                                        lapse

Applications and Policy Issue


Due to changes in federal tax laws, this Policy will no longer be issued after October 31, 2008. Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $50,000 and we require an annual base premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under "Adjustable Life Insurance." The Policy must be issued on an insured no more than age 85.

Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and premium due dates.


If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form, page 1.

Policy Premiums


The Policies have a level scheduled premium throughout the life of the insured or until the Policy becomes paid up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed in "Restrictions on Adjustments" under "Policy Adjustments," you may choose to adjust the Policy at any time and alter the amount of future premiums.


The initial premium required for a Policy will depend on the Policy's initial face amount, the plan of insurance, the insured's age at issue, sex, risk classification, tobacco use and the additional benefits associated with the Policy.

The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.

Scheduled premiums on the Policy are payable during the insured's lifetime on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

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

With VAL '87, charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums, to calculate net premiums. With VAL '95, charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. See "Federal Tax Status." To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request, by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours, or by contacting us through our Internet Online Service Center. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, net premiums will be allocated to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction, and this restriction is not applicable when you are allocating all of your premiums to the guaranteed principal account as a conversion privilege.

Nonrepeating Premiums The Policy also allows a policy owner to pay a premium called a nonrepeating premium. This payment of premium is in addition to the scheduled premium payments called for by the terms of the Policy. While the payment of a nonrepeating premium generally does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a nonrepeating premium will increase the policy values you have available for investment in the Fund. With VAL '95, we may impose additional restrictions or refuse to permit nonrepeating premiums at our discretion.

The maximum nonrepeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the then current face amount.

We will bill annually, semi-annually or quarterly for nonrepeating premiums if a Policy has a total annual premium of at least $2,400 and if the total amount billed for nonrepeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each nonrepeating premium must be at least $50.

The payment of a nonrepeating premium may have federal income tax consequences. See "Federal Tax Status."


Paid-Up Policies A Policy is paid up when no additional premiums are required to provide the face amount of insurance for the life of the insured. We may or may not accept additional premiums. When a Policy becomes paid up, the policy value will then equal or exceed the net single premium needed to purchase an amount of insurance equal to the face amount of the Policy at the insured's then attained age. However, its actual cash value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See "Policy Loans."

We will make a determination on each policy anniversary as to whether a Policy is paid up. When a Policy becomes paid up, we will send you a notice.


Lapse your Policy may lapse in one of two ways: (1) if a scheduled premium is not paid; or (2) if there is no actual cash value when there is a policy loan.

As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period. If the insured dies during the 31-day period, we will deduct unpaid policy charges for that period from the death proceeds.

With VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period provided will cause the Policy to lapse.


If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid up and all scheduled premiums had been paid.


If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See "Avoiding Lapse" below.

If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. We will notify you that you must request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, or we will apply it to purchase extended term insurance on the insured's life.

We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a net single premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. See "Policy Loans."

Reinstatement At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:

   (1) your written request to reinstate the Policy;

   (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

   (3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

Avoiding Lapse If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium by arranging for an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under "Policy Loans." An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional sales and underwriting charges. Automatic premium loans for the long term are generally not advantageous.

You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will use the greater of your policy value or tabular cash value to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the end of the protection period, because no further premiums will be payable. If at that time the Policy has a surrender value, we will use it to purchase extended term coverage or we will pay it to you in a single sum thereby terminating the Policy.

The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is available only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary with the actual cash value. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. Moreover with VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.

There are also other differences which should be considered. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.

If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of your Policy at that time exceeds its tabular cash value and, second, whether you expect your Policy's policy value to exceed its tabular cash value in the future. If at the time of possible lapse your Policy's surrender value is less than its tabular cash value, you should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, you should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.

On the other hand, if the surrender value of your Policy exceeds its tabular cash value, you should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available policy value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, you should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher policy value than a comparable Policy with the Protection Option death benefit.

Policy Values

The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account.

The Policy's interest in the guaranteed principal account and the sub-accounts of the Variable Life Account is known as its actual cash value. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account.

Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are made when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges. Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing.


The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. We will credit on the guaranteed principal account actual cash value of your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net premiums, nonrepeating premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.

The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

   (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

   (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

   (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:

   (1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

   (2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds, and

   (3) customary national business holidays on which the New York Stock Exchange is closed for trading.

Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against your actual cash value, namely the administration charge of $60 per year and the cost of insurance charge (and, for VAL '87 any charge for sub-standard risks). Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, (charges for sub-standard risks for VAL '87) and the existence of policy loans.


Transfers The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub- accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.


We reserve the right to limit the amount to be transferred to or from a sub-account or the guaranteed principal account to at least $250. If the actual cash value is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently there is no charge for systematic transfers. There is a charge only for non-systematic transfers in excess of 12 per year. None of these requirements will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission at (651) 665-4194, or by contacting us through our Internet Online Service Center.

Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty making a telephone or internet request due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

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

The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year. Neither of these restrictions will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

Transfers from the guaranteed principal account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently, we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.


Market-Timing and Disruptive Trading This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term policy owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market-timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.


We reserve the right to restrict the frequency of - or otherwise modify, condition or terminate - any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your Policy. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);
  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
  . whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;
  .  the number of transfers in the previous calendar quarter;
  . whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

                                                                        Page 27

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In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Death Benefit Options

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the Cash Option or the Protection Option. If you fail to make an election, the Cash Option will be in effect. The scheduled premium for a Policy is the same no matter which death benefit option you choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the policy value as a net single premium.

Cash Option Under the Cash Option, the death benefit will be the current face amount at the time of the insured's death. The death benefit will not vary unless the policy value exceeds the net single premium for the then current face amount. At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the insured's death by using the policy value as a net single premium.

Protection Option The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options you select, depending on whether there is interest credited as a result of a policy loan and the extent to which we assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.

With VAL '87, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value (as described under "Policy Adjustments") at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

Before the policy anniversary nearest the insured's age 70, and with both VAL '95 and the Amended VAL '95 Protection Option, if you have chosen that Option, the amount of the death benefit is equal to the policy value, plus the larger of:

   (a) the then current face amount; and

   (b) the amount of insurance which could be purchased using the policy value as a net single premium.

At the policy anniversary nearest the insured's age 70, we will automatically adjust the face amount of your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option of VAL '95 is only available until the policy anniversary nearest the insured's age 70; at that time we will convert the death benefit option to the Cash Option. With the Amended VAL '95 Protection Option, after the policy anniversary nearest the insured's age 70, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

Choosing the Death Benefit Option The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any

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


favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. In the event of a superior policy performance, the Cash Option will result in a Policy becoming paid up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. However, under the Cash Option, favorable policy experience does not increase the death benefit unless the policy value exceeds the net single premium for the then current face amount, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy experience.


You may change the death benefit option while the Policy is in force by filing a written request with us at our home office. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have federal income tax consequences. See "Federal Tax Status."

Policy Loans

You may borrow from us using only your Policy as the security for the loan. The total amount of your loan may not exceed 90 percent of your policy value. A loan taken from, or secured by a Policy, may have federal income tax consequences. See "Federal Tax Status."

The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.


When you take a loan, we will reduce both the death benefit and the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.


The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. If your Policy has indebtedness and no actual cash value, the Policy will lapse and there may be adverse tax consequences; see "Federal Tax Status." In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

Policy Loan Interest The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

Policy loan interest is due:

  .  on the date of the death of the insured

  .  on a policy adjustment, surrender, lapse, a policy loan transaction

  .  on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 2 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions to us for the allocation of net premiums.

Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 2 percent per year. However, depending on the insured's age and the period of time that the Policy has been in force, we may credit the Policy with interest at a more favorable rate. Under our current procedures, if all the conditions are met we will credit your loan at a rate which is equal to the policy loan rate minus .75 percent per year. The conditions which must be met have to do with your age and the duration of the Policy. The insured's age must be greater than or equal to age 55 as of the last policy anniversary. The duration of the Policy, which is the number of years during which the Policy has been in force, must be greater than or equal to 10. The duration includes any period a previous policy issued by us was in effect if that previous policy was exchanged for this Policy.

Policy loans may also be used as automatic premium loans to keep your Policy in force if a premium is unpaid at the end of the grace period. If you asked for this service in your application, or if you write us and ask for this service after your Policy has been issued, we will make automatic premium loans. You can also write to us at any time and tell us you do not want this service. If you have this service and you have not paid the premium that is due before the end of the grace period, we will make a policy loan to pay the premium.
Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.

Policy Loan Repayments If your Policy is in force, you can repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

Loan repayments reduce your loan account by the amount of the loan repayment.


A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.


Surrender

You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.


We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. In addition, the amount of a partial surrender may not exceed the amount available as a policy loan. If a Policy is not paid up, the death benefit of the Policy will be reduced by the amount of the partial surrender. If the Policy is paid up, the death benefit will be reduced so as to retain the same ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.


We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial withdrawal are also waived.

On a partial surrender, you may tell us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

We will pay a surrender or partial surrender as soon as possible, but not later than seven days after our receipt of your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or nonrepeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

Free Look

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent by the later of:

   (1) ten days after you receive it;

   (2) 45 days after you have signed the application; or

   (3) ten days after we mail to you a notice of your right of withdrawal.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under "Policy Adjustments," and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within the time periods stated above. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

Conversion

So long as your Policy is in force and all scheduled premiums have been duly paid, you may convert the Policy to an adjustable life policy, with a fixed death benefit and cash values, which we may then offer. This right is in addition to your right to make described policy adjustments. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

The converted Policy shall have the same face amount as is currently provided by your Policy and premiums based upon the same issue age and risk classification of the insured as stated in your Policy. The premiums and actual cash values provided by the converted Policy may be different as a result of an equitable adjustment made to reflect any variances in the premiums and cash values under the Policy and the new Policy.

Policy Charges

Premium Charges Premium charges vary depending on whether the premium is a scheduled premium or a nonrepeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. With VAL '87, charges for sub-standard risks are assessed against the actual cash values. With VAL '95, charges for sub-standard risks are deducted from the premium, to calculate the base premium. The sub-standard risk charge is for providing the death benefit for Policies whose mortality risks exceed the standard. With both VAL '87 and VAL '95, charges for additional agreements are shown in the Summary Fee Tables under "Summary of Benefits and Risks" and are deducted from the premium to calculate the base premium.

From base premiums we deduct a sales load, an underwriting charge, a premium tax charge and a face amount guarantee charge. The base premium excludes any charge deducted from the premium to provide for any additional benefits provided by rider and, in the case of VAL '95, any charge deducted for sub-standard risks.


   (1) The sales load consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premiums, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance. In other words, for base premiums greater than this whole life premium, the amount of the base premium in excess of such whole life base premium will be subject only to the 7 percent basic sales load.


       Only adjustments that involve an increase in base premium will result in additional first year sales load being assessed on that increase in premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in base premium, an additional first year sales load, not to exceed 23 percent of the increase in base premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12-month period following the adjustment.

       If any adjustment occurs during the 12-month period when a first year sales load is being collected and the adjustment does not result in an increase in base premium, the first year sales load percentage not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the base premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12-month period divided by 12. This amount of first year sales load will then be collected during the 12-month period following the adjustment.


       All of the sales load charges are designed to average not more than 9 percent of the base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how we compute sales load charges, see Appendix A "Example of Sales Load Computations."

       The sales load is designed to compensate us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus including profits from mortality and expense risk charges.

       It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower premium levels or early surrender of policy values will have the effect of increasing the portion of premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in premium, a pattern of increases and decreases in premiums should be avoided.

   (2) The underwriting charge currently is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be made during the first policy year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no premium, you must remit the underwriting charge attributable to the policy adjustment to us prior to the effective date of the adjustment. Otherwise we will assess the charge against your actual cash value as a transaction charge on adjustment.

   (3) The premium tax charge of 2.5 percent is deducted from each base premium. This charge is designed to cover the aggregate premium taxes we pay to state and local governments for this class of policies. Currently premium taxes imposed by the states vary from .50 percent to 4.0 percent. We do not guarantee this charge, and it may be increased in the future, but only as necessary to cover our premium tax expenses.

   (4) The face amount guarantee charge of 1.5 percent is deducted from each base premium. This charge is designed to compensate us for our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of death regardless of the investment performance of the sub-accounts in which net premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate premium therefore reflect a "tabular cash value" (as described under "Policy Adjustments") based upon an assumed annual rate of return of 4 percent. If the policy value is less than the tabular cash value at the time of death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the policy value should be less than the amount needed to pay the deductions to be made from the actual cash value on the next monthly policy anniversary, see discussion below, the Policy's guaranteed death benefit will remain in effect and the Policy will remain in force. We guarantee not to increase this charge.

Nonrepeating Premiums Nonrepeating premiums are currently subject to the 2.5 percent premium tax charge but not to a sales load charge. We do not assess a face amount guarantee charge or underwriting charge against nonrepeating premiums.

Actual Cash Value Charges In addition to deductions from premiums and nonrepeating premiums, we assess from the actual cash value of a Policy an administration charge, certain transaction charges and the cost of insurance charge, (and in the case of a VAL '87 Policy, any charge for sub-standard risks). These charges are as follows:

   (1) The administration charge is designed to cover certain of our administrative expenses, including those attributable to the records maintained for your Policy. The administration charge is $5 for each policy month. The administration charge is assessed if you surrender your Policy during a policy year, and equals the amount of the unpaid monthly administration charges for that policy year.

   (2) The transaction charges are for expenses associated with processing transactions. There is a policy adjustment transaction charge of $25 for each policy adjustment (a change in premium, face amount or plan of insurance).

       If the only policy adjustment is a partial surrender, the partial surrender transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered.

       We also reserve the right to make a transfer transaction charge, not to exceed $10, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently there is a $10 charge only for non-systematic transfers in excess of 12 per year.

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   (3) The cost of insurance charge compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, sex, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the tobacco use of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. The net amount at risk varies with investment performance, payment of premiums and policy charges. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

We assess administration and cost of insurance charges (and for a VAL '87 Policy, sub-standard risk charges, if any,) against your actual cash value on the monthly policy anniversary. In addition, we assess such charges assessed on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

We assess transaction charges against your actual cash value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred.

Ordinarily, we assess charges against your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. However, if you instruct us in writing, we will assess the administration charge and the cost of insurance charge (and for a VAL '87 Policy, the sub-standard risk charge) against the guaranteed principal account or the sub-account(s) that you specify.

Separate Account Charges We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.

We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

Portfolio Company Charges Charges are deducted from and expenses paid out of the assets of the Fund Portfolio companies, as described in the prospectuses for those companies.

Policies Issued in Exchange We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described herein. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. Under certain circumstances, we will require evidence of insurability for an exchange. A $150 exchange administrative charge is currently required for the exchange.

In those situations where a Policy is issued in exchange for a current policy issued by us, we will not assess any charges, except for the administrative charge, to the existing cash values at the time they are transferred to the Policy. Subsequent premium payments, absent adjustment and unless the exchanged policy was not in force for at least one year, will not be subject to a first year sales load or underwriting charge (unless evidence of insurability has been required for the exchange) at the established face amount and the level of premiums of the exchanged policy. All other charges will apply to the Policy and premiums paid under it thereafter.

Other Policy Provisions

Beneficiary When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

Payment of Proceeds The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year (4 percent for a VAL '87 Policy) for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

   (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

   (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

Settlement Options The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

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We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent (4 percent for VAL '87).

The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $20.

Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

    Option 1 -- Interest Payments

    We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

    Option 2 -- Payments for a Specified Period

    We will make payments for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from us at your request.

    Option 3 -- Life Income

    We will make payments monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from us at your request.

    Option 4 -- Payments of a Specified Amount

    We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.

The minimum amount of interest we will pay under any settlement option is 3 percent per year (4 percent for a VAL '87 Policy). Additional interest earnings, if any, on deposits under a settlement option will be payable as we determined.

Assignment The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

Misstatement of Age If the insured's age has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age.

Incontestability After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium.

However, if there has been a face amount increase for which we required evidence of insurability, we may contest that increase for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.

Suicide If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for such increase.

Dividends Each year, if your Policy is a participating policy, we will determine if this class of Policies and your Policy will share in our divisible surplus. We call your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.

Dividends, if received, may be added to your actual cash value or, if you so elect, they may be paid in cash.

We will allocate any dividend applied to actual cash value to the guaranteed principal account or to the sub-accounts of the separate account in accordance with your instructions for new premiums. In the absence of instruction, we will allocate dividends to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those actual cash values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

Reports At least once each year we will send you a report. This report will include the actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

Additional Benefits

You may be able to obtain additional policy benefits subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

Waiver of Premium Agreement The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability.

Policy Enhancement Agreement and Cost of Living Agreement Both the Policy Enhancement Agreement and the Cost of Living Agreement provide for increases in the face amount, without evidence of insurability and help you maintain the purchasing power of the protection provided by the Policy. The Policy Enhancement Agreement requires an additional premium, but none is required for the Cost of Living Agreement. Your Policy may not contain both of these agreements.

The Policy Enhancement Agreement provides for an increase in the face amount on each policy anniversary. The face amount will be increased by a specified percent, between 3 percent and 10 percent, which you choose when you apply for this benefit.

Unless you choose the Policy Enhancement Agreement, we will issue most Policies with a Cost of Living Agreement. The Cost of Living Agreement provides for a face amount increase equal to the percentage increase in the consumer price index during the previous three years, provided that you have not made a face amount adjustment during that time.

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

Face Amount Increase Agreement The Face Amount Increase Agreement requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.

Survivorship Life Agreement The Survivorship Life Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

Family Term Rider The Family Term Rider requires an additional premium and provides a fixed amount of protection insurance on children of an insured.

Exchange of Insureds Agreement The Exchange of Insureds requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting.

Extended Maturity Agreement The Extended Maturity Agreement requires no additional premium and provides for the continuation of the Policy beyond the maturity age of the insured.

Accelerated Benefits Agreement The Accelerated Benefits Agreement is issued without additional premium on all Policies issued to individual insureds. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

The accelerated benefit will be treated as a loan, apart from the policy loan provisions described elsewhere. A receipt of amounts under the agreement may be taxable. You should seek assistance from your tax adviser.

Other Matters

Federal Tax Status

Introduction The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

Taxation of Minnesota Life and the Variable Life Account We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

Tax Status of Policies Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under
Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.


Owner Control In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.


The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.

Diversification of Investments In addition, the Code requires that the investments of the Variable Life Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build- up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.

A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.

Modified Endowment Contracts It should be noted, however, that under the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.

Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, the addition of or an increase in the benefits that was not reflected in a prior 7-pay test computation.

The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value. The addition of the guaranteed principal account to an outstanding Policy may have federal income tax implications, e.g., whether the addition of such an account causes a "material change."

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

Multiple Policies Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same Policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

Withholding To the extent Policy distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Taxes The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy owner, may have Generation-Skipping Transfer tax considerations under
Section 2601 of the Code.

The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.

In addition, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

Other Transactions Changing the Policy owner may have tax consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.


The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.


A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

Voting Rights

We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

  . if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

  . if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Compensation Paid for the Sale of Policies


Securian Financial Services, Inc. ("Securian Financial") whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.

Payments to Registered Representatives of Securian Financial Commissions on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the amount of commission payable under the Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. On premiums received in excess of that amount we will pay commissions at a rate of 4 percent.

In addition, Securian Financial or we will pay based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, insurance benefits, and other benefits based on their contract with us.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

Payments to Broker-Dealers We pay compensation for the sale of the Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.


All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.


Legal Proceedings

As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

Registration Statement

We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

Special Terms

As used in this prospectus, the following terms have the indicated meanings:


Actual Cash Value: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy's interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual cash value does not include the loan account.


Attained Age: your issue age plus the number of policy anniversaries during which the Policy has been in force.

Base Premium: the premium less any amount deducted from the premium for additional benefits and, for VAL '95, for sub-standard risks.

Code: the Internal Revenue Code of 1986, as amended.

Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.

Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.

Issue Age: your age as of your nearest birthday as of the Policy date.

Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.

Net Single Premium: the amount of money necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured, or for the coverage period in the case of extended term insurance, without the payment of additional premium. This determination shall assume that the current face amount of the Policy will remain constant and that the Policy will perform at its assumed rate of return.

Nonrepeating Premium: a payment made to this Policy in addition to its scheduled payments.


Paid Up: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.


Policy Owner: the owner of a Policy.

Policy Value: the actual cash value of a Policy plus any policy loan.

Policy Year: a period of one year beginning with the policy date or a policy anniversary.

Premium: a scheduled payment required for this Policy.

Valuation Date: each date on which a Fund Portfolio is valued.

Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, where the investment experience of its assets is kept separate from our other assets.

We, Our, Us: Minnesota Life Insurance Company.

You, Your: the policy owner.

Appendix A

Example of Sales Load Computation


As an example of the method we use to compute sales load, assume a protection type plan where the annual base premium is $1,000 and where the premium paying period, prior to any reduction in face amount, is 20 years. The insured is a male, age 35 with a life expectancy of 38 years. As premiums are paid in each year, we will assess a basic sales load of 7 percent or $70 in each year. Also, as premiums are paid in the first year, we will assess a first year sales load of 23 percent or $230. Therefore, in the first year the sales load charges will total $300 or 30 percent ($300 / $1,000), and over the 15 year period from policy issue sales load charges will total $1,280 or 8.54 percent ($1,280 / $15,000).

Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual base premium is $1,000 and where the premium paying period prior to any reduction in face amount is 20 years. Further assume that the insured is a male, age 72 at issue, with a life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the life expectancy of the insured. As premiums are paid in each year we will assess the basic sales load of 7 percent, or $70, but the first year sales load applicable to premiums paid in the first year will be reduced from 23 percent to 18 percent, or $180. Therefore, in the first year the sales load charges will total $250 or 25 percent ($250 / $1,000), and over the period of the insured's life expectancy sales load charges will total $810 or 9 percent ($810 / $9,000).


As an example of the method we use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual premium is paid. Assume that the premium is $1,000 annually as in the example above and further assume that the premiums are being paid on a monthly basis, $83.33 per month. As premiums are paid in each year we will assess a basic sales load of 7 percent of premiums received or $70 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $230. Now assume an adjustment is made, after the payment of six monthly premiums, and that the premium is increased from $1,000 to $1,200. Both before and after the adjustment we will continue to assess a basic sales load of 7 percent of the premiums received. However, since only one-half of the first year sales load of $230 has been collected, a first year sales load of $115 remains to be collected. The $200 increase in premium will also be assessed a first year sales load of 23 percent, or $46. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the premium to a $1,200 amount, and assuming that premiums continue to be paid on a monthly basis, each monthly premium of $100 will be subjected to a total sales load amount of $20.42, consisting of $7 of basic sales load, and $13.42 of first year sales load.

Statement of Additional Information


A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at:
Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.


The table of contents for the Statement of Additional Information is as follows:
     General Information and History
     Additional Information About Operation of Contracts and Registrant Underwriters
     Additional Information About Charges
     Illustrations
     Financial Statements

Investment Company Act Number 811-4585

PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item Number           Caption in Prospectus

    15.               Cover Page and Table of Contents

    16.               General Information and History

    17.               Services

    18.               Premiums

    19. Additional Information About Operation of Contracts and Minnesota Life Variable Life Account

    20.               Underwriters

    21.               Additional Information About Charges

    22.               Lapse and Reinstatement

    23.               Loans

    24.               Financial Statements

    25.               Illustrations

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                                Dwayne C. Radel

                    Senior Vice President and General Counsel

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)



                       Statement of Additional Information


          The date of this document and the prospectus is: May 1, 2008


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT

A separate account, called the Minnesota Life Variable Life Account ("Variable Life Account"), was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has 48 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.

Commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the amount of commissions payable under the Variable Adjustable Life Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. On premiums received in excess of that amount we will pay commissions at a rate of 4 percent. Amounts paid by Minnesota Life to the underwriters of the Policies during 2007, 2006 and 2005 were $58,878,903, $60,348,680 and $60,563,494 respectively, which include amounts paid for other contracts issued through the Variable Life Account.


In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

A.  Sales Load


The sales load consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premium, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. All of the sales load charges are designed to average not more than 9 percent of the base premiums over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary.


B.  Special Purchase Plans

We will waive or modify certain charges assessed against base premiums in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in the prospectus. In those situations, we will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. After the exchange, premium payments will not be subject to a first year sales load or underwriting charge on the existing face amount and premium level, unless evidence of insurability was required for the exchange.

C.  Underwriting Procedures

We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, or face amount increases pursuant to an additional benefit agreement.

For VAL'87 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex and age of the insured and are based on the 1980 CSO sex distinct age nearest birthday mortality tables. For VAL'95 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits and age of the insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.

D.  Increases in Face Amount

An increase in face amount is a policy adjustment and is subject to a $25 transaction charge. An increase in face amount is also subject to an underwriting charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against premiums in the 12 months following the policy adjustment.

ILLUSTRATIONS

An illustration is provided for a standard non-tobacco male age 35. The illustration shows the projected actual cash values, death benefits and premiums. The plan of insurance for the illustration is a protection plan, with an initial face amount of $310,000 and a premium of $2,400. The cash death benefit option is shown. We show the illustration based on both guaranteed maximum and current mortality charges, and we include all charges. The illustration is for VAL '95.

Guaranteed maximum cost of insurance charges will vary by age, sex, risk class and policy form. We use the male, female and unisex 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 1980 CSO Tables.

In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the tobacco use of the insured. Current cost of insurance changes reflect our current practices with respect to mortality charges is provided primarily to show, by comparison with that showing current charges, the consequences of our charging less than the full 1980 CSO based charges.

The illustration shows how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustration assumes scheduled premiums are paid when due.


The amounts shown for the hypothetical actual cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because certain fees and expenses are deducted from the gross return. The mortality and expense risk charge reflected in the illustration is at an annual rate of .50 percent. The investment management fee illustrated is .68 percent and represents the arithmetic average of the annual fee charged for all Portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .13 percent, representing the arithmetic average of the 2007 expense ratios of the Portfolios of the Funds. Certain expenses for certain Portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .24 percent and represents the arithmetic average of those fees charged for Portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.55 percent, 4.45 percent and 10.45 percent.


The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, plan of insurance and gross annual rate of return requested. Actual illustrations may be materially different from that illustrated, depending upon the proposed insured's actual situation.

                                     VAL '95
                       DEATH BENEFIT OPTION - CASH OPTION
                        MALE ISSUE AGE 35 FOR NON-TOBACCO
                         INITIAL FACE AMOUNT - $310,000

                        $2,400 INITIAL SCHEDULED PREMIUM

                         USING CURRENT MORTALITY CHARGES


                                   -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                       0% GROSS                       6% GROSS                    12% GROSS
                                     (-1.55% NET)                   (4.45% NET)                 (10.45% NET)
POL      ATT          BASE      POLICY            DEATH        POLICY           DEATH         POLICY          DEATH
YR       AGE        PREMIUM      VALUE           BENEFIT        VALUE          BENEFIT         VALUE         BENEFIT
--       ---        -------    ---------        ---------     ---------       ---------     -----------     ----------
 1       36         $2,400     $       0        $ 310,000     $      13       $ 310,000     $        32     $  310,000
 2       37          2,400         1,522          310,000         1,648         310,000           1,782        310,000
 3       38          2,400         2,990          310,000         3,325         310,000           3,684        310,000
 4       39          2,400         4,404          310,000         5,044         310,000           5,753        310,000
 5       40          2,400         5,757          310,000         6,802         310,000           7,999        310,000

 6       41          2,400         7,118          310,000         8,672         310,000          10,521        310,000
 7       42          2,400         8,512          310,000        10,683         310,000          13,369        310,000
 8       43          2,400         9,921          310,000        12,825         310,000          16,562        310,000
 9       44          2,400        11,325          310,000        15,082         310,000          20,117        310,000
10       45          2,400        12,713          310,000        17,452         310,000          24,062        310,000

15       50          2,400        19,077          310,000        30,818         310,000          50,966        310,000
20       55          2,400        24,131          310,000        46,835         310,000          95,369        310,000
25       60          2,400        26,565          310,000        64,975         310,000         168,719        310,000
30       65          2,400        24,493          310,000        84,318         310,000         288,932        463,220
35       70          2,400        15,374          310,000       103,791         310,000         480,786        686,522

40       75          2,400         1,754           23,064       121,855         310,000         785,942      1,014,055
45       80          2,400         9,217           23,064       135,423         310,000       1,269,667      1,508,903
50       85          2,400        16,637           23,064       136,025         310,000       2,031,775      2,258,879
55       90          2,400        25,013           27,089       103,282         310,000       3,233,110      3,421,023
60       95          2,400        32,933           34,784         9,657          14,427       5,151,455      5,196,017
65      100              0        34,174           36,164        16,440          16,431       8,395,410      7,905,199


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     VAL '95
                       DEATH BENEFIT OPTION - CASH OPTION
                        MALE ISSUE AGE 35 FOR NON-TOBACCO
                         INITIAL FACE AMOUNT - $310,000

                        $2,400 INITIAL SCHEDULED PREMIUM

                   USING MAXIMUM CONTRACTUAL MORTALITY CHARGES


                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                       0% GROSS                      6% GROSS                     12% GROSS
                                     (-1.55% NET)                  (4.45% NET)                   (10.45% NET)
POL      ATT        BASE        POLICY          DEATH         POLICY          DEATH        POLICY            DEATH
YR       AGE       PREMIUM      VALUE          BENEFIT         VALUE         BENEFIT       VALUE            BENEFIT
--       ---      --------    ----------      ---------      ---------      --------     ----------        ----------
 1        36      $  2,400    $        0      $ 310,000      $      13      $310,000     $       32        $  310,000
 2        37         2,400         1,522        310,000          1,648       310,000          1,782           310,000
 3        38         2,400         2,990        310,000          3,325       310,000          3,684           310,000
 4        39         2,400         4,404        310,000          5,044       310,000          5,753           310,000
 5        40         2,400         5,757        310,000          6,802       310,000          7,999           310,000

 6        41         2,400         7,049        310,000          8,597       310,000         10,439           310,000
 7        42         2,400         8,272        310,000         10,423       310,000         13,087           310,000
 8        43         2,400         9,427        310,000         12,283       310,000         15,966           310,000
 9        44         2,400        10,507        310,000         14,169       310,000         19,091           310,000
10        45         2,400        11,513        310,000         16,084       310,000         22,492           310,000

15        50         2,400        15,196        310,000         25,866       310,000         44,535           310,000
20        55         2,400        15,868        310,000         35,238       310,000         78,405           310,000
25        60         2,400        11,386        310,000         41,893       310,000        131,146           310,000
30        65         2,400             0        310,000         41,634       310,000        215,803           348,452
35        70         2,400             0        310,000         24,874       310,000        343,742           495,641

40        75         2,400         2,239         34,870         13,407        39,762        530,448           693,284
45        80         2,400           538         34,870         19,808        39,762        795,803           960,687
50        85         2,400             0         34,870         26,715        39,762      1,169,485         1,324,250
55        90         2,400             0         34,870         37,955        40,759      1,685,616         1,820,153
60        95         2,400             0         34,870         53,175        55,336      2,432,910         2,500,924
65       100             0             0              0         66,681        66,455      3,735,909         3,517,801


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS


The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Life Account as of December 31, 2007, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                        MINNESOTA LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                           AND SUPPLEMENTARY SCHEDULES

                        DECEMBER 31, 2007, 2006 AND 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


/s/ KPMG

March 10, 2008

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006
                                 (In thousands)

                                                                                         2007          2006
                                                                                     -----------   -----------
ASSETS
   Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $6,014,185 and $5,263,368)   $ 6,054,128   $ 5,326,567
   Equity securities, at fair value (cost $493,747 and $576,887)                         599,660       725,807
   Mortgage loans, net                                                                 1,247,183     1,133,784
   Real estate, net                                                                          694           755
   Finance receivables, net                                                              178,318       162,991
   Policy loans                                                                          321,063       297,312
   Private equity investments (cost $339,341 and $286,700)                               410,649       325,619
   Fixed maturity securities on loan, at fair value
      (amortized cost $596,078 and $1,308,071)                                           612,118     1,306,167
   Equity securities on loan, at fair value (cost $50,335 and $54,495)                    61,665        79,215
   Other invested assets                                                                  36,728        42,859
                                                                                     -----------   -----------
      Total investments                                                                9,522,206     9,401,076
   Cash and cash equivalents                                                             265,921       165,075
   Securities held as collateral                                                         683,004     1,430,984
   Deferred policy acquisition costs                                                     894,350       872,581
   Accrued investment income                                                              83,336        83,005
   Premiums and fees receivable                                                          171,778       154,548
   Property and equipment, net                                                            85,798        80,513
   Reinsurance recoverables                                                              820,111       788,006
   Goodwill and intangible assets, net                                                    35,532        32,452
   Other assets                                                                           72,145        90,852
   Separate account assets                                                            13,715,402    12,272,433
                                                                                     -----------   -----------
      Total assets                                                                   $26,349,583   $25,371,525
                                                                                     ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Policy and contract account balances                                              $ 5,115,381   $ 5,073,270
   Future policy and contract benefits                                                 2,150,203     2,124,904
   Pending policy and contract claims                                                    263,009       225,503
   Other policyholder funds                                                              690,770       675,161
   Policyholder dividends payable                                                         44,320        42,877
   Unearned premiums and fees                                                            265,058       266,139
   Income tax liability:
      Current                                                                             18,257        19,349
      Deferred                                                                           160,112       184,513
   Other liabilities                                                                     515,365       485,344
   Notes payable                                                                         125,000       125,000
   Securities lending collateral                                                         693,048     1,430,984
   Separate account liabilities                                                       13,715,402    12,272,433
                                                                                     -----------   -----------
      Total liabilities                                                               23,755,925    22,925,477
                                                                                     -----------   -----------

   Stockholder's equity:
      Common stock, $1 par value, 5,000,000 shares authorized,
         issued and outstanding                                                            5,000         5,000
      Additional paid in capital                                                          95,632        81,632
      Accumulated other comprehensive income                                             116,573       158,231
      Retained earnings                                                                2,376,453     2,201,185
                                                                                     -----------   -----------
         Total stockholder's equity                                                    2,593,658     2,446,048
                                                                                     -----------   -----------
            Total liabilities and stockholder's equity                               $26,349,583   $25,371,525
                                                                                     ===========   ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                         2007           2006         2005
                                                       ----------    ----------   ----------
Revenues:
   Premiums                                            $1,467,991    $1,308,939   $1,183,836
   Policy and contract fees                               486,956       447,419      393,994
   Net investment income                                  522,370       500,400      487,013
   Net realized investment gains                           48,255        53,403       64,955
   Finance charge income                                   49,755        44,792       40,130
   Commission income                                       61,142        55,885       62,110
   Other income                                            27,398        32,648       30,820
                                                       ----------    ----------   ----------
      Total revenues                                    2,663,867     2,443,486    2,262,858
                                                       ----------    ----------   ----------

Benefits and expenses:

   Policyholder benefits                                1,441,876     1,314,341    1,142,724
   Interest credited to policies and contracts            279,325       269,053      268,829
   General operating expenses                             464,573       413,174      409,664
   Commissions                                            158,927       159,545      144,787
   Administrative and sponsorship fees                     62,043        59,279       60,193
   Dividends to policyholders                              10,412        10,154        9,010
   Interest on notes payable                               10,301        10,318       10,290
   Amortization of deferred policy acquisition costs      181,512       184,632      162,510
   Capitalization of policy acquisition costs            (222,059)     (224,272)    (218,071)
                                                       ----------    ----------   ----------
      Total benefits and expenses                       2,386,910     2,196,224    1,989,936
                                                       ----------    ----------   ----------
         Income from operations before taxes              276,957       247,262      272,922

   Income tax expense (benefit):
      Current                                              70,600        72,736       67,572
      Deferred                                             10,544        (1,084)      20,073
                                                       ----------    ----------   ----------
         Total income tax expense                          81,144        71,652       87,645
                                                       ----------    ----------   ----------
            Net income                                 $  195,813    $  175,610   $  185,277
                                                       ==========    ==========   ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                             ACCUMULATED
                                                               ADDITIONAL       OTHER                        TOTAL
                                                     COMMON      PAID IN    COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                                      STOCK      CAPITAL       INCOME        EARNINGS        EQUITY
                                                    --------   ----------   -------------   ----------   -------------
2005:
   Balance, beginning of year                        $5,000      $61,164       $223,021     $1,918,603    $2,207,788

      Comprehensive income:
         Net income                                      --           --             --        185,277       185,277
         Other comprehensive loss                        --           --        (82,915)            --       (82,915)
                                                                                                          ----------
            Total comprehensive income                                                                       102,362
      Dividends to stockholder                           --           --             --        (12,500)      (12,500)
      Contributions to additional paid in capital        --       20,468             --             --        20,468
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $81,632       $140,106     $2,091,380    $2,318,118
                                                     ======      =======       ========     ==========    ==========

2006:
   Balance, beginning of year                        $5,000      $81,632       $140,106     $2,091,380    $2,318,118

      Comprehensive income:
         Net income                                      --           --             --        175,610       175,610
         Other comprehensive income                      --           --         18,125             --        18,125
                                                                                                          ----------
            Total comprehensive income                                                                       193,735
      Dividends to stockholder                           --           --             --        (65,805)      (65,805)
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $81,632       $158,231     $2,201,185    $2,446,048
                                                     ======      =======       ========     ==========    ==========

2007:
   Balance, beginning of year                        $5,000      $81,632       $158,231     $2,201,185    $2,446,048

      Comprehensive income:
         Net income                                      --           --             --        195,813       195,813
         Other comprehensive loss                        --           --        (19,076)            --       (19,076)
                                                                                                          -----------
             Total comprehensive income                                                                      176,737
      Changes in accounting principle:
         Adoption of SOP 05-1                            --           --            (20)        (6,326)       (6,346)
         Adoption of FIN 48                              --           --             --          1,681         1,681
         Adoption of FAS 158                             --           --        (22,562)            --       (22,562)
      Dividends to stockholder                           --           --             --        (15,900)      (15,900)
      Contributions to additional paid in capital        --       14,000             --             --        14,000
                                                     ------      -------       --------     ----------    ----------
   Balance, end of year                              $5,000      $95,632       $116,573     $2,376,453    $2,593,658
                                                     ======      =======       ========     ==========    ==========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                 2007           2006           2005
                                                             -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   195,813    $   175,610    $   185,277
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Interest credited to annuity and insurance contracts       247,577        247,040        245,990
      Fees deducted from policy and contract balances           (425,291)      (415,193)      (362,149)
      Change in future policy benefits                            22,616         59,662         31,532
      Change in other policyholder liabilities, net               45,024         55,994         38,420
      Amortization of deferred policy acquisition costs          181,512        184,632        162,510
      Capitalization of policy acquisition costs                (222,059)      (224,272)      (218,071)
      Change in premiums and fees receivable                     (17,239)       (10,975)        (5,995)
      Deferred tax provision                                      10,447         (1,084)        20,073
      Change in income tax liabilities - current                  (5,073)         2,687         (7,795)
      Net realized investment gains                              (48,255)       (53,403)       (64,955)
      Change in reinsurance recoverables                         (32,104)       (43,548)       (17,308)
      Other, net                                                  (9,348)        42,974         51,442
                                                             -----------    -----------    -----------
         Net cash provided by operating activities               (56,380)        20,124         58,971
                                                             -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
   Fixed maturity securities                                     945,590        988,202      1,215,098
   Equity securities                                             604,148        558,248        453,427
   Mortgage loans                                                     --             --          5,134
   Real estate                                                       123          1,265            960
   Private equity investments                                     72,265         50,154         56,320
   Other invested assets                                             429          1,302         10,875
Proceeds from maturities and repayments of:
   Fixed maturity securities                                     774,909        918,091      2,269,649
   Mortgage loans                                                 76,606         91,063        126,754
Purchases and originations of:
   Fixed maturity securities                                  (1,811,777)    (2,164,474)    (3,541,554)
   Equity securities                                            (438,236)      (446,201)      (378,814)
   Mortgage loans                                               (189,938)      (204,361)      (341,115)
   Real estate                                                      (108)            --         (1,451)
   Private equity investments                                    (93,322)       (75,117)       (61,273)
   Other invested assets                                          (1,098)          (286)       (10,815)
Finance receivable originations or purchases                    (138,901)      (129,808)      (116,758)
Finance receivable principal payments                            116,286        107,796        102,356
Securities in transit                                              3,041         15,637         (4,271)
Other, net                                                       (62,672)       (44,085)       (31,452)
                                                             -----------    -----------    -----------
         Net cash used for investing activities                 (142,655)      (332,574)      (246,930)
                                                             -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Deposits credited to annuity and insurance contracts           2,342,490      2,172,597      1,898,405
Withdrawals from annuity and insurance contracts              (2,116,797)    (1,932,688)    (1,625,017)
Amounts drawn in excess of cash balances                          55,452             --             --
Contributed capital                                               14,000             --          6,900
Dividends paid to stockholder                                    (10,500)       (65,000)       (12,500)
Other, net                                                        15,236         18,333          7,946
                                                             -----------    -----------    -----------
         Net cash provided by financing activities               299,881        193,242        275,734
                                                             -----------    -----------    -----------
Net (decrease) increase in cash and cash equivalents             100,846       (119,208)        87,775
Cash and cash equivalents, beginning of year                     165,075        284,283        196,508
                                                             -----------    -----------    -----------
Cash and cash equivalents, end of year                       $   265,921    $   165,075    $   284,283
                                                             ===========    ===========    ===========

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

(1)  NATURE OF OPERATIONS

     ORGANIZATION AND DESCRIPTION OF BUSINESS

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company LLC, Enterprise Holding Corporation, Securian Life Insurance Company (Securian Life), and Allied Solutions, LLC. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. The Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line, for the years ended December 31 were as follows:

IN THOUSANDS                                 2007         2006         2005
------------                              ----------   ----------   ----------
Individual Financial Security             $  465,296   $  450,164   $  438,831
Financial Services                           295,030      288,028      294,034
Group Insurance                            1,327,203    1,166,882    1,011,920
Retirement                                   331,408      335,327      339,253
Subsidiaries and corporate product line      244,930      203,085      178,820
                                          ----------   ----------   ----------
   Total                                  $2,663,867   $2,443,486   $2,262,858
                                          ==========   ==========   ==========

     The Company serves over nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     The Company sold its wholly-owned subsidiary, Northstar Life Insurance Company (Northstar), a New York domiciled life insurance company, to an unaffiliated insurance company on July 1, 2007. Prior to the sale transaction, a majority of the Northstar policies and contracts were transferred to Securian Life via an assumption reinsurance transaction effective June 30, 2007. The remaining policies and contracts within Northstar after the sale were 100% reinsured to Securian Life via a coinsurance agreement with an effective date of July, 1 2007. Northstar had total assets of $40,477,000 and liabilities of $14,379,000 included in the consolidated balance sheets of the Company as of December 31, 2006, and total revenues of $3,605,000, $7,307,000 and $8,994,000 included in the consolidated statements of operations for the years ended 2007, 2006 and 2005, respectively. The sale of Northstar did not have a material impact on the consolidated results of operations or financial position of the Company.

     Effective December 30, 2005, ownership of Securian Life Insurance Company was transferred to the Company from Securian Financial Group, Inc. in the form of a capital contribution.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are recorded in the consolidated statements of operations in the period in which they are made.

     The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

     INSURANCE REVENUES AND EXPENSES

     Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life insurance products include individual adjustable and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to estimated gross profits or margins.

     Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

     Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits or margins.

     COMMISSION INCOME

     Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Refunds of commissions for cancelled policies are issued based on the unearned portion of the premium payments.

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(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     ADMINISTRATIVE AND SPONSORSHIP FEES

     The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

     Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities, including all interest-only strips and asset-backed securities not of high credit quality, estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method.

     The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained from broker-dealer survey values or internal estimates.

     Marketable equity securities are classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund (ETF) investments in select asset classes that are sub-advised are carried at the fair value of the underlying net assets of the funds.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase in policy reserves from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at then current market interest rates, which were higher or lower than the current effective portfolio rate.

     Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

     Private equity investments in limited partnerships are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. Any known material changes to the valuation are recorded at year-end.

     Fair values of fixed maturity securities are based on quoted market prices when available. Fair values of marketable equity securities are based on quoted market prices. Fair values of private equity investments are obtained from the partnership financial statement valuations of the underlying fund or independent broker bids. For fixed maturity securities where quoted market prices are not available, generally private placement securities, securities that do not trade regularly, and embedded derivatives included in such securities, an internally developed pricing model using a commercial software application is most often used. The pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is applied to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. For securities where quoted market prices are not available and the internally developed pricing model is not suitable for estimating fair values, qualified company representatives determine the fair value using discounted cash flows and pricing information obtained from the administrator from whom cash flows are distributed for these certain structured securities. As of December 31, 2007, 84.6% of fixed maturity fair values were obtained from quoted market prices, 14.6% from the internal methods described above and 0.8% from other sources, primarily broker bids. Due to extreme volatility in the fixed maturity markets beginning in late 2007, the Company performed additional procedures to ensure fair values obtained as of December 31, 2007 were appropriate. The additional procedures were primarily performed on fixed maturities where the fair value obtained was less than 90% of par value which supplemented the Company's routine review of the securities valued between 90% and par. For these securities, the additional procedures performed included: review of price history and ratings, comparison of original projected returns to actual returns, analysis of underlying collateral, and documentation supporting the valuation used.

     Real estate is carried at cost less accumulated depreciation.

     The Company recognizes interest income as earned and recognizes dividend income on equity securities upon the declaration of the dividend.

     For mortgage-backed securities of high credit quality, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

     Policy loans are carried at the unpaid principal balance.

     Cash and cash equivalents are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

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(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

     A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note 13. The use of restricted funds is limited to the satisfaction of the unremitted premiums payable owed to the underwriter.

     The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $15,194,000 and $12,888,000 at December 31, 2007 and 2006, respectively.

     Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2007 and 2006 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2007 and 2006 approximate the fair value at that date.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to elect hedge accounting, they provide the Company with an economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. In general, these derivative instruments are used in the Company's efforts to manage risks relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates and changes in the capital market and interest rates. For economic hedges, the Company documents all its risk-management objectives and strategies for entering into various hedge transactions. Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains or, in the case of certain life insurance product hedging, in policyholder benefits in the consolidated statements of operations. Derivative instrument fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties. Interest income generated by derivative instruments is reported in net realized investment gains in the consolidated statements of operations. Derivative instruments had an immaterial impact on the Company's 2007, 2006 and 2005 consolidated statements of operations.

     Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that either are embedded derivatives under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES and related amendments and interpretations, or create economic exposure to equity and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded options, in its efforts to minimize the financial risk associated with these product guarantees.

     The Company entered into certain interest rate futures contracts to manage duration risk within certain total return managed portfolios within the general account. Due to the immateriality of the derivatives, the Company chose not to elect hedge accounting.

     In 2007, the Company employed a new portfolio replication strategy utilizing derivatives to obtain market exposure to the S&P 500 Index. The strategy uses total return swaps and equity futures to replicate exposure to the equity index while freeing cash to invest in fixed income securities hedged with interest rate swaps and futures to mitigate interest rate risk while attempting to leverage the credit expertise of its capital advisor and earn a positive return over the equity index. The results of this strategy are immaterial to the consolidated financial statements of the Company.

     Also in 2007, the Company utilized put options to partially hedge, on an economic basis, a known future stock distribution from one of its private equity investments. The subsequent distribution resulted in the exercising of the put options and resulted in a $5,067,000 net realized investment gain.

     The Company also enters into certain foreign currency derivative instruments that do not meet hedge accounting criteria. The primary purpose of these hedging activities is to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios. The Company uses short-duration spot contracts in its efforts to mitigate this risk.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets with the changes in fair value reported in net realized gains and losses. As of December 31, 2007 and 2006, the Company had certain mortgage dollar roll securities in the amount of $10,912,000 and $24,646,000 classified as other invested assets. For the years ended December 31 2007, 2006, and 2005, the change in fair value of these securities included in net realized investment gains was $25,000, $90,000 and $45,000, respectively.

     REALIZED AND UNREALIZED GAINS AND LOSSES

     Realized and unrealized gains and losses are determined using the specific identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to fair value and the amount of the impairment is included in net realized gains and losses on the statements of operations. The fair value then becomes the new cost basis of the investment and any subsequent recoveries in fair value are recognized at disposition.

     Under the Company's accounting policy for debt and equity securities that can be contractually prepaid or otherwise settled in a way that may limit the Company's ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment for a reasonable period of time and the security is expected to recover within a reasonable period of time. For debt securities with beneficial interests, the Company estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate, considering both timing and amount, the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.

     For other debt and equity securities, an other-than-temporary impairment is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery, or if the forecasted recovery is not within a reasonable period or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the debt security or the remaining cost basis of the equity security. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or dispose of the security, and current economic conditions.

     Available-for-sale equity securities which have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors, and the manager's intent and ability to hold the security. Mutual funds and ETF investments are reviewed by analyzing the characteristics of the underlying investments and the long-term outlook for the asset class along with the ability and intent to hold the investment. Private equity securities which have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. All other material unrealized losses are reviewed for any unusual event that may trigger an other-than-temporary impairment. Determination of the status of each analyzed investment as other-than-temporary or not is made based on these evaluations with documentation of the rationale for the decision.

     The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's ability and intent generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2007 or 2006.

     Total other-than-temporary impairments for fixed maturity securities were $37,500,000 for the year ended December 31, 2007, of which $5,028,000 was interest rate related and $32,472,000 was credit related. For the year ended December 31, 2006, other-than-temporary impairments for fixed maturity securities were $31,356,000, of which $30,328,000 was interest rate related and $1,028,000 was credit related. For the year ended December 31, 2005, other-than-temporary impairments for fixed maturity securities were $6,683,000, all of which was credit related.

     Total other-than-temporary impairments for equity securities for the years ended December 31, 2007, 2006 and 2005 were $7,600,000, $0 and $1,212,000 respectively.

     Total other-than-temporary impairments for private equity investments for the years ended December 31, 2007, 2006 and 2005 were $5,470,000, $10,868,000 and $9,088,000, respectively.

     The Company provides valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Changes in the valuation allowance are recorded in net realized gains and losses on the consolidated statements of operations. No valuation allowances for mortgage loans were necessary as of December 31, 2007 and 2006.

     Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the fair value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and securities lending collateral, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations.

     Securities lending income is recorded in net investment income and was $1,335,000, $1,253,000, and $1,232,000 for the years ended December 31,
     2007, 2006, and 2005, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2007 and 2006 were $673,783,000 and $1,385,382,000, respectively. As of December 31, 2007 and
     2006, the fair value of the collateral associated with securities lending was $683,004,000 and $1,430,984,000, respectively.

     The Company recognized an other-than-temporary impairment of $10,044,000 on structured investment vehicles in default contained within its securities lending collateral portfolio for the year ended December 31, 2007. The impairment was included in realized investment losses on the consolidated statements of operations. The Company intends to reimburse the amount of the impairment within the securities lending collateral portfolio and has recorded a liability of $10,044,000 as of December 31, 2007, which is included in securities held as collateral on the consolidated balance sheets.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

     The Company periodically invests money in its separate accounts. At December 31, 2007 and 2006, the fair value of these investments included within equity securities on the consolidated balance sheets as required by Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1), was $24,579,000 and $27,085,000,
     respectively.

     FINANCE CHARGE INCOME AND RECEIVABLES

     Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or fewer late charges are due and unpaid. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

     A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

     An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge-off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

     The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

     For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews all assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience. For future separate account returns, the Company utilizes a mean reversion process. The Company's future long-term separate account return assumption is 8% at December 31, 2007. Factors regarding economic outlook, as reviewed by a third party and internal investment experts, and management's current view of the capital markets were considered in developing the Company's long-term separate account return assumption. The Company's policy regarding the reversion to the mean process assumes a five-year reversion period during which a modified yield assumption is projected for the next five years after the valuation date. This modified yield assumption is calculated such that, when combined with the actual yields from January 1, 2001 through the valuation date, the total yield from January 1, 2001 through the end of the five-year reversion period is equal to that produced using the historical long-term assumptions. The effects of this modified yield assumption are reflected annually in the consolidated statements of operations. This modified yield assumption is not permitted to be negative or in excess of 15%, per annum, during the five-year reversion period.

     Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant.

     Any resulting impact to financial results from a change in an assumption is included in amortization of deferred policy acquisition costs on the consolidated statements of operations. DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 19. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized.

     The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

     SALES INDUCEMENTS

     The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers a sales inducement for individual annuity products that credit the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                    2007     2006
------------                   ------   ------
Balance at beginning of year   $1,651   $1,162
Capitalization                  1,499      487
Amortization and interest         (29)       2
                               ------   ------
Balance at end of year         $3,121   $1,651
                               ======   ======

     GOODWILL AND OTHER INTANGIBLE ASSETS

     In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to:
     (1) a significant adverse change in legal factors or in business climate,
     (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

     The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

     SOFTWARE

     Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment on the consolidated balance sheets. The Company had unamortized software costs of $35,686,000 and $31,712,000 as of December 31, 2007 and 2006, respectively, and amortized software expense of $12,710,000, $11,510,000 and $10,192,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, net of accumulated depreciation of $108,335,000 and $100,932,000 at December 31, 2007 and 2006,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2007, 2006, and 2005, was $11,787,000,
     $11,514,000, and $12,047,000, respectively.

     REINSURANCE

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

     POLICYHOLDER LIABILITIES

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. When estimating the expected gross margins for traditional life insurance products as of December 31, 2007, the Company has assumed an average rate of investment yields ranging from 5.71% to 5.56%.

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 19. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

     Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     PARTICIPATING BUSINESS

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2007 and 2006, the total participating business in force was $1,732,649,000 and $1,594,804,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.3% at December 31, 2007 and 2006.

     INCOME TAXES

     The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to the benefit of the Company. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

     Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

     The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

     RECLASSIFICATION

     Certain 2006 and 2005 financial statement balances have been reclassified to conform to the 2007 presentation.

(3)  RISKS

     The following is a description of the significant risks facing the Company:

     CREDIT RISK:

     Credit risk is the risk that issuers of securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor and industry and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made. Following below is discussion regarding particular asset class concentration of credit risk:

     CONCENTRATION OF CREDIT RISK:

          CASH AND CASH EQUIVALENTS:

          Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

          FINANCIAL INSTRUMENTS:

          Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

          Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. At December 31, 2007, the Company has a concentrated credit risk in that it invested $69,787,000 in a Goldman Sachs equity security. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

          DERIVATIVES:

          The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners (NAIC).

          To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times and is entitled to receive from the borrower any payments for interest on such securities during the period it is pledged as collateral.

          The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

          SECURITIES LENDING:

          The Company participated in a securities lending program, managed by a third party lending agent, where it receives cash as collateral assets in exchange for loaned securities. During 2006 and most of 2007, the cash received was invested in an Enhanced Yield Trust and a Collateral Investment Trust. The Company had concentrated credit risks in its investment in the Enhanced Yield Trust of $1,075,000,000 and its investment in the Collateral Investment Trust of $337,000,000, as of December 31, 2006. During 2007, the trusts invested in certain structure investment vehicles (SIVs). These SIVs were identified as having credit issues where the recovery of the investment was remote and the trusts were dissolved prior to December 31, 2007. At December 31, 2007, the credit concentration risk is mitigated by investing the cash in individual holdings rather than trusts; however, the Company could experience additional losses on these collateral holdings in the future.

     INTEREST RATE RISK:

     Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

     FOREIGN CURRENCY RISK:

     Foreign currency risk is the risk that the price of foreign currency dominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

     LEGAL/REGULATORY RISK:

     Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

     RATINGS RISK:

     Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

     EQUITY MARKET RISK:

     Equity market risk is the risk that significant adverse fluctuations in the equity market can affect the Company's financial results. Risks may include, but are not limited to, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

     As of December 31, 2007, approximately 97.0% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

     The Company held a limited number of derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity products.

     As discussed above, the Company monitors its overall exposure to the equity market and maintains a diversified investment portfolio limiting its exposure to any single issuer.

     REINSURANCE RISK:

     Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the sale of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

(4)  NEW ACCOUNTING PRONOUNCEMENTS

     In December 2007, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 160 (FAS 160), NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN AMENDMENT OF ARB NO. 51. FAS 160 amends Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The application of FAS 160 is required for fiscal years beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 160.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141, revised 2007 (FAS 141 (R)), BUSINESS COMBINATIONS. FAS 141 (R) improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. FAS 141 (R) retains the fundamental requirements in FAS 141, BUSINESS COMBINATIONS, that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. The application of FAS 141 (R) is required for business combinations in which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. The Company expects no material impact to its consolidated results of operations or financial position due to the adoption of FAS 141 (R).

     In June 2007, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 07-1 (SOP 07-1), CLARIFICATION OF THE SCOPE OF THE AUDIT AND ACCOUNTING GUIDE, INVESTMENT COMPANIES, AND ACCOUNTING BY PARENT COMPANIES AND EQUITY METHOD INVESTORS FOR INVESTMENTS IN INVESTMENT COMPANIES. SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e., fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company's consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 are effective for fiscal years beginning on or after December 15, 2007. As of December 31, 2007, the Company had not adopted SOP 07-1. During February 2008, the FASB issued FASB Staff Position No. SOP 07-1-1, EFFECTIVE DATE OF AICPA STATEMENT OF POSITION 07-1, which delays the effective date of SOP 07-1 indefinitely.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159 (FAS 159), THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES, INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The application of FAS 159 is required for fiscal years beginning after November 15, 2007. The Company currently is evaluating the impact of adopting FAS 159.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 158 (FAS 158), EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS, AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R). FAS 158 requires an employer to recognize the funded status of a defined benefit pension and other postretirement plan as an asset or liability in its consolidated balance sheets and to recognize changes in funded status in the year in which the changes occur through other comprehensive income. In addition, FAS 158 requires an employer to measure the funded status of a plan as of the date of its year-end financial statements. For employers without publicly traded equity securities, recognition of the funded status of a benefit plan is required to be adopted for fiscal years ending after June 15, 2007. The requirement to measure the funded status of a plan as of the date of its year-end financial statements is required for fiscal years ending after December 15, 2008. The Company adopted the requirement to recognize of the funded status of its benefit plans as of December 31, 2007, which resulted in a $22,562,000 reduction of accumulated other comprehensive income, net of taxes. The Company will adopt the requirement to measure the funded status as of the date of its year-end financial statements on December 31, 2008.

     In September 2006, the FASB released Statement of Financial Accounting Standards No. 157 (FAS 157), FAIR VALUE MEASUREMENTS. FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures regarding fair value measurements. The application of FAS 157 was initially required for fiscal years beginning after November 15, 2007. During February 2008, the FASB issued FASB Staff Position No. FAS 157-2, EFFECTIVE DATE OF FASB STATEMENT NO. 157, which delays the effective date of FAS 157 until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company is currently evaluating the effect of this statement on its consolidated results of operations and financial position.

     In September 2006, the U.S. Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108), CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. SAB 108 does not change the SEC staff's previous positions in SAB No. 99, MATERIALITY, regarding qualitative considerations in assessing the materiality of misstatements. SAB 108 was effective for fiscal years ending after November 15, 2006. Any material errors in existence at the beginning of the fiscal year ending after November 15, 2006, may have been corrected through a one-time cumulative effect adjustment to beginning of year retained earnings. There was no material impact to the Company's consolidated results of operations or financial position due to the adoption of SAB 108 in 2006.

     In June 2006, the FASB issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109, ACCOUNTING FOR INCOME TAXES (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, disclosure and transition. The application of FIN 48 was required for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007, which resulted in a cumulative effect adjustment to increase retained earnings $1,681,000, net of taxes.

     In February 2006, the FASB released Statement of Financial Accounting Standards No. 155 (FAS 155), ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. In summary, this pronouncement: (1) permits fair value re-measurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies accounting for interest-only strips and principal-only strips; (3) requires evaluation of interest in securitized financial assets to identify interests that contain derivatives; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) eliminates the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative. The application of FAS 155 was effective for all financial instruments acquired or issued after the beginning of the fiscal year that begins after September 15, 2006. The adoption of FAS 155 had no material impact to the consolidated results of operations or financial position of the Company.

     In November 2005, the FASB issued FSP-FAS 115-1 and 124-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS, which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This staff position also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures regarding unrealized losses that have not been recognized as other-than-temporary impairments. The Company's other-than-temporary policy was not impacted by the adoption of this staff position as the Company's policy was already consistent with the resulting guidance.

     In September 2005, AcSEC of the AICPA issued Statement of Position 05-1 (SOP 05-1), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS. This statement provides guidance on accounting for DAC on internal replacements and investment contracts other than those specifically described by FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1, effective January 1, 2007 which resulted in a cumulative effect adjustment to decrease retained earnings by $6,326,000, net of taxes and decrease accumulated other comprehensive income by $20,000, net of taxes.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (FAS 154), ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3. This document establishes retrospective application for a change in accounting principle, if practicable, unless specifically addressed in transition guidance within an accounting pronouncement. The document also provides guidance for determining whether retroactive treatment is impracticable. In addition the document addresses reporting of a correction of an error and restating previously issued financial statements. FAS 154 was effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

     In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (FAS 153), EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 (APB 29), which eliminates the exception in APB 29 for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. This guidance is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FAS 153 on January 1, 2006, did not have a material impact on the consolidated results of operations or financial position of the Company.

(5)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                   2007       2006       2005
--------------------------   --------   --------   --------
Fixed maturity securities    $401,629   $392,210   $384,844
Equity securities              23,593     20,997     21,360
Mortgage loans                 76,246     70,711     68,160
Real estate                       (33)       (35)       (36)
Policy loans                   22,522     21,592     20,395
Cash equivalents               10,312      8,514      6,010
Private equity investments      2,577        302        296
Other invested assets           2,545      2,541      2,055
                             --------   --------   --------
   Gross investment income    539,391    516,832    503,084
Investment expenses           (17,021)   (16,432)   (16,071)
                             --------   --------   --------
   Total                     $522,370   $500,400   $487,013
                             ========   ========   ========

     Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                      2007       2006       2005
-----------------------------   --------   --------   --------
Fixed maturity securities       $(50,010)  $(41,722)  $(16,256)
Equity securities                 83,580     76,134     69,052
Mortgage loans                        --         --        617
Real estate                          (46)      (241)        --
Private equity investments        32,516     18,058     13,139
Other invested assets             (7,741)     1,174     (1,597)
Securities held as collateral    (10,044)        --         --
                                --------   --------   --------
   Total                        $ 48,255   $ 53,403   $ 64,955
                                ========   ========   ========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

IN THOUSANDS                    2007       2006       2005
---------------------------   --------   --------   --------
Fixed maturity securities
   Gross realized gains       $ 22,237   $  6,189   $ 10,290
   Gross realized losses       (72,247)   (47,911)   (26,546)
Equity securities:
   Gross realized gains        108,727     95,587     84,573
   Gross realized losses       (25,147)   (19,453)   (15,521)
Private equity investments:
   Gross realized gains         38,064     29,165     22,625
   Gross realized losses        (5,548)   (11,107)    (9,486)

     The amortized cost and fair value of investments in fixed maturity and marketable equity securities by type of investment were as follows:

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   ------------------      FAIR
DECEMBER 31, 2007                          COST        GAINS     LOSSES      VALUE
-------------------------------------   ----------   --------   -------   ----------
U.S. government                         $   33,619   $    470   $     1   $   34,088
Agencies not backed by the full faith
   and credit of the U.S. government        18,289      2,090        41       20,338
Foreign governments                          5,285        113        --        5,398
Corporate securities                     3,326,219     71,356    43,792    3,353,783
Asset-backed securities                    268,193      2,719     5,455      265,457
Mortgage-backed securities               2,362,580     37,529    25,045    2,375,064
                                        ----------   --------   -------   ----------
   Total fixed maturities                6,014,185    114,277    74,334    6,054,128
Equity securities - unaffiliated           493,747    120,536    14,623      599,660
                                        ----------   --------   -------   ----------
      Total                             $6,507,932   $234,813   $88,957   $6,653,788
                                        ==========   ========   =======   ==========

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   ------------------      FAIR
DECEMBER 31, 2006                          COST        GAINS     LOSSES      VALUE
-------------------------------------   ----------   --------   -------   ----------
U.S. government                         $   26,962   $    539   $   249   $   27,252
Agencies not backed by the full faith
   and credit of the U.S. government        22,881      1,631        64       24,448
Foreign governments                          1,753         80        --        1,833
Corporate securities                     3,357,554     68,208    26,939    3,398,823
Asset-backed securities                    310,638      3,862     1,297      313,203
Mortgage-backed securities               1,543,580     21,337     3,909    1,561,008
                                        ----------   --------   -------   ----------
   Total fixed maturities                5,263,368     95,657    32,458    5,326,567
Equity securities - unaffiliated           576,887    152,183     3,263      725,807
                                        ----------   --------   -------   ----------
      Total                             $5,840,255   $247,840   $35,721   $6,052,374
                                        ==========   ========   =======   ==========

     The amortized cost and fair value of securities on loan by type of investment were as follows:

                                                    GROSS UNREALIZED
IN THOUSANDS                            AMORTIZED   ----------------     FAIR
DECEMBER 31, 2007                         COST       GAINS    LOSSES     VALUE
-------------------------------------   ---------   -------   ------   --------
U.S. government                          $ 97,291   $10,642   $   --   $107,933
Agencies not backed by the full faith
   and credit of the U.S. government       34,466     1,221        2     35,685
Corporate securities                       19,028       165    1,349     17,844
Asset-backed securities                   102,588       755      177    103,166
Mortgage-backed securities                342,705     5,871    1,086    347,490
                                         --------   -------   ------   --------
   Total fixed maturities                 596,078    18,654    2,614    612,118
Equity securities - unaffiliated           50,335    16,209    4,879     61,665
                                         --------   -------   ------   --------
       Total                             $646,413   $34,863   $7,493   $673,783
                                         ========   =======   ======   ========

                                                      GROSS UNREALIZED
IN THOUSANDS                             AMORTIZED   -----------------      FAIR
DECEMBER 31, 2006                          COST       GAINS     LOSSES      VALUE
-------------------------------------   ----------   -------   -------   ----------
U.S. government                         $  100,177   $ 6,961   $   172   $  106,966
Agencies not backed by the full faith
   and credit of the U.S. government        49,303     1,146        70       50,379
Corporate securities                        81,885     1,558       695       82,748
Asset-backed securities                      5,645        32        --        5,677
Mortgage-backed securities               1,071,061     3,890    14,554    1,060,397
                                        ----------   -------   -------   ----------
   Total fixed maturities                1,308,071    13,587    15,491    1,306,167
Equity securities - unaffiliated            54,495    26,306     1,586       79,215
                                        ----------   -------   -------   ----------
      Total                             $1,362,566   $39,893   $17,077   $1,385,382
                                        ==========   =======   =======   ==========

     The amortized cost and fair value of fixed maturity securities at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    AVAILABLE-FOR-SALE
                                            AVAILABLE-FOR-SALE      SECURITIES ON LOAN
                                         -----------------------   --------------------
                                          AMORTIZED      FAIR      AMORTIZED     FAIR
IN THOUSANDS                                COST         VALUE        COST       VALUE
--------------------------------------   ----------   ----------   ---------   --------
Due in one year or less                  $  135,357   $  136,193    $  4,185   $  4,198
Due after one year through five years     1,045,401    1,069,947      57,705     59,817
Due after five years through ten years    2,069,708    2,070,163      52,531     53,814
Due after ten years                         401,139      402,761     138,952    146,799
                                         ----------   ----------    --------   --------
                                          3,651,605    3,679,064     253,373    264,628
Mortgage-backed securities                2,362,580    2,375,064     342,705    347,490
                                         ----------   ----------    --------   --------
   Total                                 $6,014,185   $6,054,128    $596,078   $612,118
                                         ==========   ==========    ========   ========

     The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
   Less than 12 months                       $    499    $    500     $     1
   Greater than 12 months                          --          --          --
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          2,823       2,856          33
   Greater than 12 months                         429         437           8
Corporate securities
   Less than 12 months                        720,360     744,800      24,440
   Greater than 12 months                     552,978     572,330      19,352
Mortgage and asset-backed securities
   Less than 12 months                        379,584     401,644      22,060
   Greater than 12 months                     333,185     341,625       8,440
Equity securities - unaffiliated
     Less than 12 months                      114,705     126,577      11,872
     Greater than 12 months                    31,662      34,413       2,751
Private equity investments
     Less than 12 months                       37,610      42,041       4,431
     Greater than 12 months                    44,651      50,678       6,027


IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
   Less than 12 months                       $  8,345    $  8,449     $   104
   Greater than 12 months                       2,815       2,960         145
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          6,442       6,498          56
   Greater than 12 months                       2,347       2,355           8
Corporate securities
   Less than 12 months                        620,378     626,600       6,222
   Greater than 12 months                     728,310     749,027      20,717
Mortgage and asset-backed securities
   Less than 12 months                        330,165     332,220       2,055
   Greater than 12 months                     337,796     340,947       3,151
Equity securities - unaffiliated
     Less than 12 months                       27,963      30,382       2,419
     Greater than 12 months                    33,104      33,948         844
Private equity investments
     Less than 12 months                       27,578      32,173       4,595
     Greater than 12 months                    44,387      54,710      10,323

     The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

IN THOUSANDS                                                       UNREALIZED
DECEMBER 31, 2007                           FAIR VALUE    COST       LOSSES
-----------------------------------------   ----------   -------   ----------
U.S. government securities
   Less than 12 months                        $    --    $    --     $   --
   Greater than 12 months                          --         --         --
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                          2,073      2,075          2
   Greater than 12 months                          --         --         --
Corporate securities
   Less than 12 months                          6,781      7,604        823
   Greater than 12 months                       4,737      5,263        526
Mortgage and asset-backed securities
   Less than 12 months                         70,912     71,384        472
   Greater than 12 months                      91,095     91,886        791
Equity securities - unaffiliated
     Less than 12 months                       12,849     16,418      3,569
     Greater than 12 months                     1,375      2,685      1,310

IN THOUSANDS                                                        UNREALIZED
DECEMBER 31, 2006                           FAIR VALUE     COST       LOSSES
-----------------------------------------   ----------   --------   ----------
U.S. government securities
     Less than 12 months                      $ 23,694   $ 23,817     $   123
     Greater than 12 months                      3,732      3,781          49
Agencies not backed by the full faith and
   credit of the U.S. government
   Less than 12 months                           5,639      5,648           9
   Greater than 12 months                       11,417     11,478          61
Corporate securities
   Less than 12 months                           8,136      8,192          56
   Greater than 12 months                       25,651     26,290         639
Mortgage and asset-backed securities
   Less than 12 months                         211,358    213,139       1,781
   Greater than 12 months                      530,637    543,410      12,773
Equity securities - unaffiliated
     Less than 12 months                         7,000      8,163       1,163
     Greater than 12 months                        987      1,410         423

     Unrealized losses on fixed maturity securities are both interest and credit related and management has the ability and the intent to hold until recovery of amortized costs and the security is expected to recover within a reasonable period of time. For equity securities, outside research supports target prices for the holdings that will return the securities to original cost or higher within a reasonable time. For private equity securities, unrealized losses are generally due to heavy initial expenses and capital calls typical of newly developed funds.

     At December 31, 2007 and 2006, no specific mortgage loans were considered impaired. As of December 31, 2007 and 2006, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. Provisions for credit losses or charge-offs for the years ended December 31, 2007, 2006, and 2005 were zero.

     The Company did not collect any interest income on impaired mortgages in 2007, 2006, or 2005.

     At December 31, 2007 and 2006, fixed maturity securities and cash equivalents with a carrying value of $18,033,000 and $13,690,000, respectively, were on deposit with various regulatory authorities as required by law.

(6)  VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51, subsequently revised in December of 2003 (FIN 46-R). The provisions of FIN 46-R for non-public entities apply immediately to variable interest entities (VIEs) created after December 31, 2003, and to VIEs in which an enterprise obtains an interest after that date. For VIEs created prior to December 31, 2003 the effective date of FIN 46-R is the beginning of the first period beginning after December 15, 2004. FIN 46-R changes the method of determining whether certain entities should be included in the Company's consolidated financial statements. An entity subject to FIN 46-R is called a VIE if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that absorbs a majority of the expected losses, receives a majority of the expected residual returns or both.

     The Company has reviewed all investments and relationships for potential VIEs. As of December 31, 2007 and 2006, the Company had identified one VIE for which it was the primary beneficiary. The Company held an investment in a trust for which it was the primary beneficiary and where results were consolidated in the Company's financial results. The assets held under this VIE as of December 31, 2007 and 2006 were $5,172,000 and $5,269,000, respectively and are included in other invested assets on the consolidated balance sheets.

     The Company has identified VIE arrangements in which it holds significant variable interests, but is not the primary beneficiary and for which results have not been consolidated, as detailed below:

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2007            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $50,048          $32,999
Other invested assets             2,286            2,286

IN THOUSANDS                                     MAXIMUM
DECEMBER 31, 2006            TOTAL ASSETS   EXPOSURE TO LOSS
--------------------------   ------------   ----------------
Private equity investments      $44,673          $38,205
Other invested assets             2,286            2,286

(7)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

IN THOUSANDS                            2007       2006
-----------------------------------   --------   --------
Direct installment loans              $212,965   $193,509
Retail installment notes                32,608     29,941
Accrued interest                         3,928      3,537
                                      --------   --------
   Gross receivables                   249,501    226,987
Unearned finance charges               (61,116)   (54,769)
Allowance for uncollectible amounts    (10,067)    (9,227)
                                      --------   --------
      Finance receivables, net        $178,318   $162,991
                                      ========   ========

     Direct installment loans, at December 31, 2007 and 2006, consisted of $145,969,000 and $132,776,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $11,882,000 and $11,445,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

     Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2007 were as follows:

IN THOUSANDS
------------
2008                                                               $ 22,275
2009                                                                 57,675
2010                                                                 88,427
2011                                                                 16,720
2012                                                                  1,005
2013 and thereafter                                                   2,283
                                                                   --------
   Total finance receivables, net of unearned finance charges       188,385
Allowance for uncollectible amounts                                 (10,067)
                                                                   --------
      Finance receivables, net                                     $178,318
                                                                   ========

     During the years ended December 31, 2007, 2006 and 2005, principal cash collections of direct installment loans were $74,751,000, $71,630,000 and $64,880,000, respectively, and the percentages of these cash collections to average net balances were 51%, 54% and 53%, respectively. Retail installment notes' principal cash collections were $37,987,000, $32,941,000 and $34,161,000, respectively, and the percentages of these cash collections to average net balances were 146%, 145% and 163% for the years ended 2007, 2006 and 2005, respectively.

     The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2007 and 2006 was 5.3% and 5.4%, respectively.

     Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                     2007      2006      2005
------------                   -------   ------    --------
Balance at beginning of year   $ 9,227   $ 8,292   $  7,878
Provision for credit losses      7,018     5,890      8,444
Charge-offs                     (9,741)   (8,183)   (11,346)
Recoveries                       3,549     3,228      3,316
Allowance on bulk purchases         14        --         --
                               -------   -------   --------
Balance at end of year         $10,067   $ 9,227   $  8,292
                               =======   =======   ========

     At December 31, 2007 and 2006, the recorded investments in certain direct installment loans were considered to be impaired. The balances of such loans at December 31, 2007 and 2006 and the related allowance for losses were as follows:

                                      INSTALLMENT
IN THOUSANDS                             LOANS
------------                          ----------
Balances at December 31, 2007             $143
Related allowance for credit losses       $ 93
Balances at December 31, 2006             $157
Related allowance for credit losses       $ 93

     All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2007 and 2006 was $149,000 and $172,000, respectively.

     There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2007 or 2006.

     The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2007 and 2006 was $21,706,000 and $18,834,000,
     respectively. There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2007 and 2006.

(8)  INCOME TAXES

     Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                            2007      2006      2005
------------                                          -------   -------   -------
Computed tax expense                                  $96,935   $86,542   $95,523
Difference between computed and actual tax expense:
   Dividends received deduction                       (10,734)  (10,992)   (6,943)
   Tax credits                                         (6,532)   (2,793)   (2,426)
   Expense adjustments and other                        1,475    (1,105)    1,491
                                                      -------   -------   -------
      Total tax expense                               $81,144   $71,652   $87,645
                                                      =======   =======   =======

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability at December 31 were as follows:

IN THOUSANDS                                                  2007       2006
------------                                                --------   --------
Deferred tax assets:
   Policyholder liabilities                                 $  6,357   $  1,493
   Pension and postretirement benefits                        36,747     27,374
   Tax deferred policy acquisition costs                     112,439    105,972
   Deferred gain on individual disability coinsurance         12,171     13,597
   Net realized capital losses                                82,527     77,268
   Ceding commissions and goodwill                             6,226      7,837
   Other                                                       7,334      6,517
                                                            --------   --------
      Gross deferred tax assets                              263,801    240,058
   Less valuation allowance                                       (6)      --
                                                            --------   --------
      Deferred tax assets, net of valuation allowance        263,795    240,058
Deferred tax liabilities:
      Deferred policy acquisition costs                      249,169    242,255
      Premiums                                                28,876     27,184
      Real estate and property and equipment depreciation      7,222      7,473
      Basis difference on investments                         39,855     40,314
      Net unrealized capital gains                            85,335     96,077
      Other                                                   13,450     11,268
                                                            --------   --------
      Gross deferred tax liabilities                         423,907    424,571
                                                            --------   --------
         Net deferred tax liability                         $160,112   $184,513
                                                            ========   ========

     The Company has recorded a valuation allowance as of December 31, 2007 related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. A valuation allowance was not held as of December 31, 2006.

     At December 31, 2007, state net operating loss carryforwards were $895,000 and will expire beginning in 2016.

     The increase in deferred tax asset valuation allowance for the years ended December 31, 2007, 2006, and 2005, were $6,000, $0 and $0, respectively.

     Income taxes paid for the years ended December 31, 2007, 2006, and 2005, were $76,551,000, $70,018,000 and $75,756,000, respectively.

     A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                 2007
------------                                               -------
Balance at beginning of year, after adoption of FIN 48     $14,938
Additions based on tax positions related to current year     5,303
Additions for tax positions of prior years                   2,227
Reductions for tax positions of prior years                 (2,277)
                                                           -------
   Balance at end of year                                  $20,191
                                                           =======

     Included in the balance of unrecognized tax benefits at December 31, 2007 are potential benefits of $6,374,000 that, if recognized, would affect the effective tax rate on income from operations.

     Upon adoption of FIN 48, the Company classifies all interest and penalties related to tax uncertainties as income tax expense. Prior to adoption, interest was classified as general operating expense. As of December 31, 2007, accrued interest and penalties of $1,385,000 are recorded as current income tax liability on the consolidated balance sheets and $858,000 is recognized as a current income tax expense on the consolidated statements of operations.

     At December 31, 2007, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

     In December 2006, the Internal Revenue Service (IRS) completed their audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004. The Company accrued for its applicable share of the taxes assessed as a result of the audit. In May 2007, the audit was re-opened by the Congressional Joint Committee on Taxation for a specific industry-wide issue and is expected to close in 2008. The consolidated tax returns for 2005 and 2006 are expected to be under examination by the IRS beginning in 2008. The consolidated tax return for 2007 is expected to be under examination by the IRS after it is filed. The Company believes that any additional taxes refunded or assessed as a result of these examinations will not have a material effect on its financial position.

(9)  EMPLOYEE BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT PLANS

     The Company has non-contributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. In 2008, the Company expects to contribute $21,000,000 to its non-contributory defined benefit plans, which is expected to exceed the amount required to meet minimum funding requirements, currently estimated to be zero. In addition, it may contribute additional tax deductible amounts.

     The Company has an unfunded non-contributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans, and a non-contributory defined benefit plan which provides certain agents with benefits.

     The Company also has postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments. The Company has a 401(h) account through its non-contributory defined benefit plan to partially fund retiree medical costs for non-key employees. The Company expects to contribute $5,600,000 to the 401(h) account in 2008, and may contribute additional tax deductible amounts.

     The measurement date for the majority of the Company's pension and other postretirement plans other than pensions is December 1.

     As described in note 4, the Company adopted FAS 158 on December 31, 2007. The adoption of FAS 158 required the recognition of the funded status of pension and other postretirement plans on the consolidated balance sheets and eliminated the requirement to recognize a minimum pension liability as a component of accumulated other comprehensive income. Upon adoption of FAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of net actuarial losses, prior service costs and the remaining amount of net transition obligation that had not yet been included in net periodic benefit cost. The following table summarizes the adjustments to the December 31, 2007 consolidated balance sheet as a result of adopting FAS 158:

                                                 BEFORE ADOPTION   ADOPTION OF   AFTER ADOPTION
                                                    OF FAS 158       FAS 158       OF FAS 158
                                                 ---------------   -----------   --------------
Other assets:
   Prepaid pension asset                             $ 46,708       $(23,882)       $ 22,826
   Intangible asset                                        27            (27)             --
Other liabilities:
   Accrued benefit cost - pension                     (44,430)       (14,822)        (59,252)
   Accrued benefit cost - other postretirement
      plans                                           (58,751)         4,021         (54,730)
Accumulated other comprehensive income                 (4,563)       (34,710)        (39,273)

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                             PENSION BENEFITS        OTHER BENEFITS
                                           --------------------   -------------------
IN THOUSANDS                                 2007        2006       2007       2006
----------------------------------------   --------   ---------   --------   --------
Change in benefit obligation:
Benefit obligation at beginning of year    $448,102   $ 398,118   $ 63,196   $ 66,761
Service cost                                 18,528      16,260      2,385      1,845
Interest cost                                25,878      22,307      3,665      2,914
Amendments                                      (96)     (5,940)        --    (14,165)
Actuarial (gain) loss                       (33,629)     26,107     (5,487)     8,290
Benefits paid                                (9,410)     (8,750)    (1,702)    (2,449)
                                           --------   ---------   --------   --------
Benefit obligation at end of year          $449,373   $ 448,102   $ 62,057   $ 63,196
                                           ========   =========   ========   ========
Change in plan assets:
Fair value of plan assets at beginning
   of year                                 $333,565   $ 289,179   $  4,924   $  4,377
Actual return on plan assets                 28,599      41,737        339        456
Employer contribution                        40,193      11,399      3,766      2,540
Benefits paid                                (9,410)     (8,750)    (1,702)    (2,449)
                                           --------   ---------   --------   --------
Fair value of plan assets at end of year   $392,947   $ 333,565   $  7,327   $  4,924
                                           ========   =========   ========   ========
Net amount recognized:
Funded status                              $(56,426)  $(114,537)  $(54,730)  $(58,272)
Unrecognized net actuarial loss                  --      91,082         --     13,973
Unrecognized transition obligation               --         548         --         --
Unrecognized prior service credit                --      (3,959)        --    (13,026)
Contributions after measurement date         20,000      37,523         --         --
                                           --------   ---------   --------   --------
Net amount recognized                      $(36,426)  $  10,657   $(54,730)  $(57,325)
                                           ========   =========   ========   ========
Amounts recognized on the consolidated
   balance sheets:
Prepaid benefit cost                       $ 22,826   $  45,492   $     --    $    --
Accrued benefit cost                        (59,252)    (40,827)   (54,730)   (57,325)
Intangible asset                                 --          41         --         --
Accumulated other comprehensive income           --       5,951         --         --
                                           --------   ---------   --------   --------
Net amount recognized                      $(36,426)  $  10,657   $(54,730)  $(57,325)
                                           ========   =========   ========   ========
Amounts recognized in accumulated
   other comprehensive income:
Prior service benefit                      $  3,613   $      --   $ 11,887   $     --
Net actuarial loss                          (46,906)         --     (7,866)        --
Minimum pension liability and intangible
   asset                                         --      (5,951)        --         --
                                           --------   ---------   --------   --------
Accumulated other comprehensive income
   at end of year                          $(43,293)  $  (5,951)  $  4,021   $     --
                                           ========   =========   ========   ========

                                              PENSION BENEFITS      OTHER BENEFITS
                                            -------------------   -----------------
IN THOUSANDS                                  2007       2006       2007      2006
-----------------------------------------   --------   --------   -------   -------
Accumulated benefit obligation              $332,870   $327,418   $62,057   $63,196
Plans with accumulated benefit obligation
 in excess of plan assets:
Projected benefit obligation                $ 87,887   $ 81,600
Accumulated benefit obligation                71,473     67,004
Fair value of plan assets                     29,757     28,254
Minimum pension liability                         --     38,750
Increase in minimum liability included in
 other comprehensive income                       --      3,380
Weighted average assumptions used to
 determine benefit obligations:
Discount rate                                   6.40%      5.69%     6.37%     5.71%
Rate of compensation increase                   5.71%      5.71%       --        --

IN THOUSANDS
Components of net periodic benefit cost:
Service cost                                $ 18,528   $ 16,260   $ 2,385   $ 1,845
Interest cost                                 25,878     22,307     3,665     2,914
Expected return on plan assets               (25,625)   (21,192)     (411)     (375)
Transition obligation amortization               548        548        --        --
Prior service benefit amortization              (443)       (77)   (1,139)   (1,138)
Recognized net actuarial loss                  7,573      5,607       692        18
                                            --------   --------   -------   -------
Net periodic benefit cost                   $ 26,459   $ 23,453   $ 5,192   $ 3,264
                                            ========   ========   =======   =======

     The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2008 are $443,000 and $2,716,000, respectively. The estimated prior service credit and net actuarial loss for the other postretirement benefit plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2008 are $1,139,000 and $221,000, respectively.

                                           PENSION BENEFITS   OTHER BENEFITS
                                           ----------------   --------------
                                              2007   2006      2007   2006
                                              ----   ----      ----   ----
Weighted average assumptions used to
   determine net periodic benefit costs:
Discount rate                                 5.69%  5.76%     5.71%  5.79%
Expected long-term return on plan assets      7.80%  7.83%     7.00%  7.00%
Rate of compensation increase                 5.71%  5.95%       --     --

     Estimated future benefit payments for pension and other postretirement benefits:

                PENSION     OTHER    MEDICARE
IN THOUSANDS   BENEFITS   BENEFITS    SUBSIDY
------------   --------   --------   --------
2008           $ 10,565    $ 1,861     $ 82
2009             11,895      2,052       92
2010             13,163      2,239      100
2011             14,557      2,425      110
2012             16,195      2,605      126
2013 - 2017     103,469     16,765      841

     For measurement purposes, a 7.5% and 8.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2007 and 2006, respectively. The rate was assumed to decrease gradually to 5.5% for 2012 and remain at that level thereafter.

     Prior to adoption of FAS No. 158 on December 31, 2007, the Company recorded an additional minimum liability of $4,590,000 and $5,992,000 as of December 31, 2007, and 2006, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair value of plan assets and accrued amounts previously recorded. The additional minimum liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset was $41,000 at December 31, 2006 and is included in other assets on the consolidated balance sheets.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2007 and 2006. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2007 by $7,957,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2007 by $811,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2007 by $6,593,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2007 by $668,000.

     Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

     The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                    2007   2006
                                    ----   ----
Equity securities                    58%    56%
Debt securities                      35%    34%
Insurance company general account     7%    10%

     At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity investments for asset allocation purposes.

     Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit: (1) the volatility of returns to a level which will keep the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses to levels deemed tolerable.

     The target asset allocation as of December 31, 2007, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                   51% to 69%
Debt securities                     22% to 41%
Insurance company general account    8% to 11%
Other                                0% to  2%

     The primary investment objective of the postretirement plans is to balance capital appreciation and preservation. These plan assets are currently allocated to 50% equity securities and 50% debt securities. The target asset allocation as of December 31, 2007 is 50% equity securities and 50% debt securities.

     PROFIT SHARING PLANS

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2007, 2006, and 2005 of $11,603,000, $10,970,000 and $9,477,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                         2007       2006       2005
--------------------------------   --------   --------   --------
Balance at January 1               $599,610   $584,771   $575,431
   Less: reinsurance recoverable    523,490    507,076    496,450
                                   --------   --------   --------
Net balance at January 1             76,120     77,695     78,981
                                   --------   --------   --------
Incurred related to:
   Current year                      72,665     68,017     53,215
   Prior years                       (1,467)     1,098        263
                                   --------   --------   --------
Total incurred                       71,198     69,115     53,478
                                   --------   --------   --------
Paid related to:
   Current year                      42,755     37,453     22,849
   Prior years                       31,619     33,237     32,765
                                   --------   --------   --------
Total paid                           74,374     70,690     55,614
                                   --------   --------   --------
Transfer of subsidiary balance           --         --        850
Disposition of subsidiary              (500)        --         --
                                   --------   --------   --------
Net balance at December 31           72,444     76,120     77,695
   Plus: reinsurance recoverable    530,178    523,490    507,076
                                   --------   --------   --------
Balance at December 31             $602,622   $599,610   $584,771
                                   ========   ========   ========

(10) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES (CONTINUED)

     In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred decreased by $1,467,000 in 2007 and increased $1,098,000 and $263,000 in
     2006, and 2005, respectively, which includes the amortization of discount on individual accident and health claim reserves of $68,000, $63,000, and $82,000 in 2007, 2006, and 2005, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(11) REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS             2007         2006          2005
------------          ----------   ----------   ----------
Direct premiums       $1,226,867   $1,086,913   $1,002,353
Reinsurance assumed      419,933      374,505      310,515
Reinsurance ceded       (178,809)    (152,479)    (129,032)
                      ----------   ----------   ----------
   Net premiums       $1,467,991   $1,308,939   $1,183,836
                      ==========   ==========   ==========

Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $164,063,000, $142,801,000 and $119,630,000 during 2007, 2006, and 2005, respectively.

On March 7, 2006, the Company entered into a coinsurance agreement with American United Life Insurance Company whereby group life and accident and health accounts representing 1,030 group contracts with associated policy and claim liabilities of approximately $33,256,000 were transferred to the Company effective May 1, 2006 along with assets of $19,607,000. The Company paid a ceding commission in exchange for the liability transfer. Including the ceding commission, total expenses of $13,933,000 were capitalized and included within deferred policy acquisition costs on the consolidated balance sheets. This amount is being amortized over the life of the underlying block of policies included in the coinsurance agreement.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

     The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

     The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2007, 2006 or 2005.

     The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     At December 31, the Company had the following variable annuity contracts with guarantees:

IN THOUSANDS                                                2007         2006
------------                                             ----------   ----------
Return of net deposits:
   In the event of death
      Account value                                      $1,966,562   $1,731,681
      Net amount at risk                                 $    3,867   $    4,582
      Average attained age of contractholders                  51.2         51.3
   As withdrawals are taken
      Account value                                      $  296,165   $  148,249
      Net amount at risk                                 $      635   $        5
      Average attained age of contractholders                  61.7         61.5
Return of net deposits plus a minimum return:
   In the event of death
      Account value                                      $  141,756   $  119,910
      Net amount at risk                                 $    1,840   $       --
      Average attained age of contractholders                  57.3         57.4
   At annuitization
      Account value                                      $  317,320   $  255,292
      Net amount at risk                                 $       --   $       --
      Weighted average period remaining until expected
         annuitization (in years)                               7.8          8.4
Highest specified anniversary account value:
   In the event of death
      Account value                                      $  649,088   $  569,163
      Net amount at risk                                 $    4,703   $    3,801
      Average attained age of contractholders                  52.0         52.0
Guaranteed payout annuity floor:
   Account value                                         $   73,820   $   80,272
   Net amount at risk                                    $        7   $        7
   Average attained age of contractholders                     68.3         67.5

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     At December 31, the Company had the following universal life and variable life contracts with guarantees:

IN THOUSANDS                                         2007          2006
                                                -----------   -----------
Account value (general and separate accounts)   $ 2,566,056   $ 2,258,797
Net amount at risk                              $36,423,948   $35,694,634
Average attained age of policyholders                  47.0          46.0

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2007 are:

                                     MINIMUM           GUARANTEED      UNIVERSAL
                                 GUARANTEED DEATH        PAYOUT         LIFE AND
IN THOUSANDS                   AND INCOME BENEFITS   ANNUITY FLOOR   VARIABLE LIFE
----------------------------   -------------------   -------------   -------------
Balance at beginning of year          $  714            $5,816          $ 7,200
Incurred guarantee benefits              891             2,211           10,617
Paid guaranteed benefits                (104)              (70)          (5,751)
                                      ------            ------          -------
Balance at end of year                $1,501            $7,957          $12,066
                                      ======            ======          =======

     Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2006 are:

                                     MINIMUM           GUARANTEED      UNIVERSAL
                                GUARANTEED DEATH         PAYOUT         LIFE AND
IN THOUSANDS                   AND INCOME BENEFITS   ANNUITY FLOOR   VARIABLE LIFE
                               -------------------   -------------   -------------
Balance at beginning of year          $ 355             $ 8,354         $ 3,064
Incurred guarantee benefits             596              (2,394)          8,522
Paid guaranteed benefits               (237)               (144)         (4,386)
                                      -----             -------         -------
Balance at end of year                $ 714             $ 5,816         $ 7,200
                                      =====             =======         =======

     The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor benefits are considered to be derivatives under FAS 133 and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

(12) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

     The following assumptions and methodology were used to determine the minimum guaranteed death benefit liability on variable annuities at December 31, 2007 and 2006 (except where noted otherwise):

          - For 2007, data was compiled from 1,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using all of these scenarios.

          - For 2006, data was compiled from 10,000 stochastically generated investment performance scenarios and ranked by wealth factors. Projections were run using a sampling of these scenarios.

          - Mean investment performance was 9.14% and 9.68% for 2007 and 2006, respectively, and is consistent with DAC projections over a 10 year period.

          - Annualized monthly standard deviation was 15.28% and 14.28% for 2007 and 2006, respectively.

          -    Assumed mortality was 100% of the 1983a table.

          - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.

          - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

     The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2007 and 2006 (except where noted otherwise):

          -    Separate account investment performance assumption was 8%.

          -    Assumed mortality was 100% of pricing levels.

          -    Lapse rates varied by policy duration, ranging from 2% to 9%.

          -    General account discount rate was 5.0% for 2007 and 2006.

          -    Separate account discount rate was 7.73% for 2007 and 2006.

     Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

               VARIABLE ANNUITY CONTRACTS   VARIABLE LIFE CONTRACTS
               --------------------------   -----------------------
IN THOUSANDS       2007           2006         2007         2006
------------   ------------   -----------   ----------   ----------
Equity          $1,907,397     $1,699,138   $1,715,573   $1,505,776
Bond               346,938        277,878      127,669      108,476
Balanced           305,451        249,131      211,332      184,714
Money market        68,508         48,441       37,463       38,809
Mortgage           124,606        124,236       63,253       61,504
Real estate         78,326        102,202       44,140       51,913
                ----------     ----------   ----------   ----------
   Total        $2,831,226     $2,501,026   $2,199,430   $1,951,192
                ==========     ==========   ==========   ==========

(13) UNREMITTED PREMIUMS PAYABLE

     The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2007 and 2006, the liability associated with unremitted premiums payable was $15,194,000 and $12,888,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2007 and 2006, the Company had restricted the use of $15,194,000 and $12,888,000, respectively, of its cash and cash equivalents to satisfy these premium remittance payables.

(14) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2007 and 2006, the approved accrued interest was $3,008,000. At December 31, 2007 and 2006, the balance of the surplus notes was $125,000,000. The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2007 and 2006, accumulated amortization was $545,000 and $497,000, respectively.

     At December 31, 2007, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2008, $0; 2009, $0; 2010, $0; 2011, $0; 2012, $0; thereafter $125,000,000.

     Interest paid on the notes for the years ended December 31, 2007, 2006 and 2005, was $10,367,000, $10,402,000 and $10,325,000, respectively.

(15) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2007 and 2006. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, private equity investments and derivatives. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing. The carrying amounts for policy loans, cash and cash equivalents, and finance receivables approximate the assets' fair values. The fair values of securities lending collateral assets and liabilities are based on quoted market prices.

     The interest rates on the finance receivables outstanding as of December 31, 2007 and 2006, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying amounts of finance receivables outstanding as of December 31, 2007 and 2006, approximate the fair values for those respective dates.

     The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2007 and 2006 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

     The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                               2007                        2006
                                    -------------------------   -------------------------
                                      CARRYING        FAIR        CARRYING        FAIR
IN THOUSANDS                           AMOUNT        VALUE         AMOUNT        VALUE
---------------------------------   -----------   -----------   -----------   -----------
Fixed maturity securities           $ 6,054,128   $ 6,054,128   $ 5,326,567   $ 5,326,567
Equity securities                       599,660       599,660       725,807       725,807
Mortgage loans, net                   1,247,183     1,263,148     1,133,784     1,147,210
Finance receivables, net                178,318       178,318       162,991       162,991
Policy loans                            321,063       321,063       297,312       297,312
Private equity investments              410,649       410,649       325,619       325,619
Fixed maturity securities on loan       612,118       612,118     1,306,167     1,306,167
Equity securities on loan                61,665        61,665        79,215        79,215
Derivative instruments                   11,584        11,584        23,886        23,886
Cash and cash equivalents               265,921       265,921       165,075       165,075
Securities held as collateral           683,004       683,004     1,430,984     1,430,984
Separate account assets              13,715,402    13,715,402    12,272,433    12,272,433
                                    -----------   -----------   -----------   -----------
     Total financial assets         $24,160,695   $24,176,660   $23,249,840   $23,263,266
                                    ===========   ===========   ===========   ===========

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                             2007                        2006
                                  -------------------------   -------------------------
                                    CARRYING        FAIR        CARRYING        FAIR
IN THOUSANDS                         AMOUNT        VALUE         AMOUNT        VALUE
-------------------------------   -----------   -----------   -----------   -----------
Deferred annuities                $ 1,885,096   $ 1,878,689   $ 1,950,751   $ 1,944,537
Annuity certain contracts              56,110        56,878        58,865        60,057
Other fund deposits                 1,285,747     1,285,275     1,245,959     1,238,361
Supplementary contracts without
   life contingencies                  48,274        48,274        49,844        49,844
Notes payable                         125,000       127,132       125,000       127,084
Securities lending collateral         693,048       693,048     1,430,984     1,430,984
Separate account liabilities       13,715,402    13,715,402    12,272,433    12,272,433
                                  -----------   -----------   -----------   -----------
   Total financial liabilities    $17,808,677   $17,804,698   $17,133,836   $17,123,300
                                  ===========   ===========   ===========   ===========

(16) BUSINESS COMBINATIONS

     Effective June 1, 2004, the Company completed the acquisition of Allied Solutions, LLC (Allied), a privately held independent distributor of credit union insurance and financial services products. The acquisition was accounted for under the purchase method of accounting as required by FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), which requires that assets purchased and liabilities assumed be valued at fair value.

     As part of the Allied purchase agreement, the Company agreed to pay $21,500,000 at closing and additional payments up to $20,072,000 in future periods based on the fulfillment of certain requirements and the attainment defined operating objectives. Of the initial $21,500,000 paid at closing, $13,592,000 was assigned to intangible assets and $(2,691,000) was determined to be the net fair value of acquired assets and liabilities. The remaining $10,599,000 of initial purchase price was allocated to goodwill.

     Of the $13,592,000 of value assigned to intangible assets, $2,146,000 was assigned to non-compete covenants specified in the purchase agreement to be amortized over a three-year period on a straight-line basis. The remaining assignment of intangible asset relates to the purchased customer/client relationships existing at the date of acquisition. The assigned value of $11,446,000 was supported through a discounted cash flow analysis that estimated the value and the useful life of the intangibles. These intangible assets are amortized on a straight line basis, over the estimated useful life of the underlying customer/client relationships, which ranges from three to ten years.

     The Company paid an additional $1,000,000 in 2005 when a contractual obligation was met by the sellers. This payment resulted in an increase to goodwill.

     In connection with the acquisition of Allied, the Company agreed to pay additional consideration in future periods, based on either the fulfillment of certain requirements or the attainment of defined operating objectives. In accordance with FASB Statement No. 141, BUSINESS COMBINATIONS (FAS 141), the Company did not accrue contingent consideration obligations prior to the attainment of the objectives. During 2006, certain operating objectives were attained by Allied, which made it determinable beyond a reasonable doubt at December 31, 2006 that the Company would have to pay at least $13,572,000 of the $19,072,000 maximum potential payout pursuant to the purchase agreement. As a result, the Company recorded an additional $13,572,000 of goodwill and a corresponding liability as of December 31, 2006 on the consolidated balance sheets. In 2007, it was determined that Allied had attained all of the requirements and objectives stipulated in the purchase agreement in order to receive the maximum potential payout of contingent consideration. As a result, the Company recorded the remaining contingent consideration of $5,500,000 as additional goodwill and paid the sellers the entire $19,072,000 of contingent consideration.

(17) GOODWILL AND INTANGIBLE ASSETS

     The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2007      2006
----------------------------   -------   -------
Balance at beginning of year   $25,171   $11,599
Additions                        5,500    13,572
                               -------   -------
Balance at end of year         $30,671   $25,171
                               =======   =======

     Annual impairment testing of goodwill was completed in 2007. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2007 resulted in no impairment losses.

     The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                     2007      2006
----------------------------   -------   -------
Balance at beginning of year   $ 7,281   $ 9,453
Acquisitions                        --       775
Amortization                    (2,420)   (2,947)
                               -------   -------
Balance at end of year         $ 4,861   $ 7,281
                               =======   =======

     The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2006 included a non-compete agreement amortizable on a straight-line basis over three years and a customer list amortizable over its assigned economic useful life. The remaining intangible assets consist of a non-compete agreement and customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The non-compete agreement is amortized on a straight-line basis over three years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2007 or 2006.

     Intangible asset amortization expense for 2007, 2006 and 2005 in the amount of $2,420,000, $2,947,000 and $3,058,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2008, $1,997,000; 2009, $1,044,000; 2010,
     $438,000; 2011, $404,000; 2012, $404,000.

(18) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $13,608,000, $13,137,000 and $12,913,000 during 2007, 2006 and 2005, respectively. As of
     December 31, 2007 and 2006, the amount due to Advantus under these agreements was $3,975,000 and $3,679,000, respectively.

     The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $4,329,000, $4,235,000 and $4,216,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2007, 2006 and 2005, the amounts transferred were $14,775,000, $13,699,000, and
     $13,054,000, respectively.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2007 and 2006, the amount payable to the Company was $11,917,000 and $10,486,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2007, 2006, and 2005 were $52,352,000, $48,565,000 and $44,468,000, respectively.

     In 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2007, 2006 and 2005 for this policy and paid claims totaling $1,850,000 in 2007. No claims were paid during 2006 and 2005. As of December 31, 2007 and 2006, reserves held under this policy were $17,506,000 and $15,533,000, respectively.

(19) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

     The components of comprehensive income (loss) and related tax effects, other than net income are illustrated below:

IN THOUSANDS                                                2007       2006        2005
-------------------------------------------------------   --------   --------   ---------
Other comprehensive income (loss), before tax:
   Unrealized gains (losses) on securities                $ 36,661   $ 68,829   $(119,991)
      Reclassification adjustment for
         (gains) losses included in net income             (66,086)   (52,470)    (65,935)
   Adjustment to deferred policy acquisition costs          (2,410)     9,184      47,057
   Adjustment to reserves                                   (2,673)     8,555      20,685
   Adjustment to unearned policy and contract fees             754     (1,131)     (7,794)
   Adjustment to pension and other postretirement plans      1,389     (3,380)     (1,343)
                                                          --------   --------   ---------
                                                           (32,365)    29,587    (127,321)
   Income tax expense (benefit) related to items of
      other comprehensive income                            13,289    (11,462)     44,406
                                                          --------   --------   ---------
   Other comprehensive income (loss), net of tax          $(19,076)  $ 18,125   $ (82,915)
                                                          ========   ========   =========

     The components of accumulated other comprehensive income and related tax effects at December 31 were as follows:

IN THOUSANDS                                              2007       2006
----------------------------------------------------   ---------   --------
Gross unrealized gains                                 $ 351,438   $341,570
Gross unrealized losses                                 (106,908)   (67,615)
Adjustment to deferred policy acquisition costs           (9,813)    (7,358)
Adjustment to reserves                                   (17,713)   (15,040)
Adjustment to unearned policy and contract fees            2,096      1,328
Adjustment to pension and other postretirement plans     (39,273)    (5,951)
                                                       ---------   --------
                                                         179,827    246,934
Deferred federal income taxes                            (63,254)   (88,703)
                                                       ---------   --------
   Net accumulated other comprehensive income          $ 116,573   $158,231
                                                       =========   ========

(20) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

     During 2007, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $10,500,000. Additionally, the Company declared and paid a dividend in the form of an investment in common stock to Securian Financial Group, Inc. totaling $5,000,000 and the Company declared and paid a dividend in the form of an investment in preferred stock to Securian Financial Group, Inc. totaling $400,000. During 2006, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $65,000,000. Additionally, the Company declared and paid a dividend in the form of an investment in preferred stock to Securian Financial Group, Inc. totaling $805,000. During 2005, the Company declared and paid cash dividends to Securian Financial Group, Inc. totaling $12,500,000.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2007 statutory results, the maximum amount available for the payment of dividends during 2008 by Minnesota Life Insurance Company without prior regulatory approval is $181,807,000.

     During 2007, Securian Financial Group, Inc. contributed capital to the Company in the amount of $14,000,000. This contribution was made in the form of cash. During 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $6,900,000. This contribution was made in the form of cash. Additionally, during 2005, Securian Financial Group, Inc. contributed capital to the Company in the amount of $13,568,000, representing the affiliated stock of Securian Life Insurance Company.

(21) COMMITMENTS AND CONTINGENCIES

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

     In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

     The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Many regulators, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by the SEC, which is investigating market timing in certain mutual funds or in those types of insurance products offered by the Company. The Company has cooperated with these requests. Information requests from the SEC with respect to investigations into late trading and market timing were responded to by the Company and its affiliates and no further information requests have been received with respect to these matters.

     In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by state and federal regulatory agencies for information relating to certain of these investigations. The Company is cooperating with regulators in connection with these requests.

     These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2007 and 2006, these securities were reported at fair value of $10,912,000 and $24,646,000, respectively.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $236,489,000 as of December 31, 2007. The Company estimates that $78,000,000 of these commitments will be invested in 2008, with the remaining $158,489,000 invested over the next four years.

     As of December 31, 2007, the Company had committed to purchase mortgage loans totaling $14,700,000 but had not completed the purchase transactions.

     As of December 31, 2007, the Company had committed to purchase corporate bonds totaling $5,850,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2008, $11,267,000; 2009, $11,267,000; 2010, $11,267,000; 2011, $11,267,000;
     2012, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2008, $739,000; 2009, $727,000; 2010, $575,000; 2011, $421,000; 2012, $247,000.
     Lease expense net of sub-lease income for the years ended December 31, 2007, 2006 and 2005 was $8,670,000, $8,558,000, and $8,910,000,
     respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2008, $3,099,000; 2009, $3,227,000; 2010, $2,334,000; 2011, $1,422,000; 2012, $1,076,000.

     At December 31, 2007, the Company had guaranteed the payment of $71,300,000 policyholder dividends and discretionary amounts payable in 2008. The Company has pledged fixed maturity securities, valued at $83,833,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

     The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2007 and 2006 the assets held in trust were $632,083,000 and $625,898,000, respectively. These assets are not reflected in the accompanying consolidated balance sheets.

     The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2007 and 2006 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,611,000 and $1,529,000 as of December 31, 2007 and 2006, respectively. These assets are being amortized over a five-year period.

     Occasionally, the Company will enter into arrangements where by certain lease obligations related to general agents' office space are guaranteed. Management does not consider an accrual necessary relating to these guarantees.

     In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

     In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves have either been over or under provided for, an exchange of the difference is required by the agreement. Management reevaluates this exposure each accounting period. A liability of $2,008,000 and $1,008,000 was included in other liabilities on the consolidated balance sheets at December 31, 2007 and 2006 respectively. The Company is expected to settle the reserve difference with the buyer in 2008.

     The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2009. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2007 was approximately $1,780,000.

(22) STATUTORY ACCOUNTING PRACTICES

     The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 20 for discussion of statutory dividend limitations.

     The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income of $186,648,000 in 2007, $172,804,000 in 2006, and $159,919,000 in 2005.
     Statutory surplus of these operations was $1,818,067,000 and $1,710,884,000 as of December 31, 2007 and 2006, respectively.

(23) SUBSEQUENT EVENTS

     In February 2008, the Company declared and paid a cash dividend to SFG in the amount of $20,000,000.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2007
                                 (In thousands)

                                                                                  AS SHOWN
                                                                                   ON THE
                                                                  MARKET        CONSOLIDATED
TYPE OF INVESTMENT                                  COST (3)       VALUE     BALANCE SHEET (1)
                                                   ----------   ----------   -----------------
Fixed maturity securities
   U.S. government                                 $   33,619   $   34,088       $   34,088
   Agencies not backed by the full faith and
      credit of the U.S. government                    18,289       20,338           20,338
   Foreign governments                                  5,285        5,398            5,398
   Public utilities                                   505,413      518,355          518,355
   Asset-backed securities                            268,193      265,457          265,457
   Mortgage-backed securities                       2,362,580    2,375,064        2,375,064
   All other corporate fixed maturity securities    2,820,806    2,835,428        2,835,428
                                                   ----------   ----------       ----------
      Total fixed maturity securities               6,014,185    6,054,128        6,054,128
                                                   ----------   ----------       ----------

Equity securities:
   Common stocks:
      Public utilities                                  2,583        3,087            3,087
      Banks, trusts and insurance companies            60,794       75,423           75,423
      Industrial, miscellaneous and all other         426,779      518,394          518,394
   Nonredeemable preferred stocks                       3,591        2,756            2,756
                                                   ----------   ----------       ----------
      Total equity securities                         493,747      599,660          599,660
                                                   ----------   ----------       ----------

Mortgage loans on real estate                       1,247,183       xxxxxx        1,247,183
Real estate (2)                                           694       xxxxxx              694
Policy loans                                          321,063       xxxxxx          321,063
Other investments                                     203,462       xxxxxx          203,462
Private equity investments                            339,341       xxxxxx          410,649
Derivative investments                                 11,584       xxxxxx           11,584
Fixed maturity securities on loan                     596,078       xxxxxx          612,118
Equity securities on loan                              50,335       xxxxxx           61,665
                                                   ----------                    ----------
      Total                                         2,769,740       xxxxxx        2,868,418
                                                   ----------                    ----------
Total investments                                  $9,277,672       xxxxxx       $9,522,206
                                                   ==========                    ==========

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                       AS OF DECEMBER 31,
                                   ----------------------------------------------------------
                                                  FUTURE POLICY
                                    DEFERRED        BENEFITS,                    OTHER POLICY
                                     POLICY      LOSSES, CLAIMS                   CLAIMS AND
                                   ACQUISITION   AND SETTLEMENT     UNEARNED       BENEFITS
       SEGMENT                        COSTS       EXPENSES (1)    PREMIUMS (2)      PAYABLE
----------------------             -----------   --------------   ------------   ------------
2007:
   Life insurance                    $640,808      $2,991,140       $222,637       $232,343
   Accident and health insurance       66,883         728,949         42,345         30,588
   Annuity                            186,659       3,545,495             76             78
                                     --------      ----------       --------       --------
                                     $894,350      $7,265,584       $265,058       $263,009
                                     ========      ==========       ========       ========

2006:
   Life insurance                    $636,082      $2,899,758       $222,080       $199,244
   Accident and health insurance       67,863         725,059         44,017         26,211
   Annuity                            168,636       3,573,357             42             48
                                     --------      ----------       --------       --------
                                     $872,581      $7,198,174       $266,139       $225,503
                                     ========      ==========       ========       ========

2005:
   Life insurance                    $607,463      $2,807,696       $197,776       $180,688
   Accident and health insurance       63,685         704,302         29,877         24,812
   Annuity                            152,609       3,568,234             31             57
                                     --------      ----------       --------       --------
                                     $823,757      $7,080,232       $227,684       $205,557
                                     ========      ==========       ========       ========

                                                              FOR THE YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------
                                                                               AMORTIZATION
                                                                 BENEFITS,      OF DEFERRED
                                                    NET       CLAIMS, LOSSES      POLICY        OTHER
                                     PREMIUM     INVESTMENT   AND SETTLEMENT    ACQUISITION   OPERATING     PREMIUMS
       SEGMENT                     REVENUE (3)     INCOME      EXPENSES (5)        COSTS       EXPENSES    WRITTEN (4)
----------------------             -----------   ----------   --------------   ------------   ---------   ------------
2007:
   Life insurance                  $1,646,730     $302,117      $1,465,331       $135,180     $466,856
   Accident and health insurance      161,056       12,477          72,427         18,032       91,294
   Annuity                            147,161      207,776         193,856         28,300      137,693
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,954,947     $522,370      $1,731,614       $181,512     $695,843        $--
                                   ==========     ========      ==========       ========     ========        ===

2006:
   Life insurance                  $1,476,332     $276,838      $1,336,912       $140,362     $433,882        $--
   Accident and health insurance      144,927       12,187          62,727         17,126       83,475         --
   Annuity                            135,099      211,375         193,909         27,144      124,959         --
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,756,358     $500,400      $1,593,548       $184,632     $642,316        $--
                                   ==========     ========      ==========       ========     ========        ===

2005:
   Life insurance                  $1,314,171     $269,231      $1,164,212       $123,387     $427,570        $--
   Accident and health insurance      127,013       11,143          49,012         15,527       73,887         --
   Annuity                            136,646      206,639         207,339         23,596      123,477         --
                                   ----------     --------      ----------       --------     --------        ---
                                   $1,577,830     $487,013      $1,420,563       $162,510     $624,934        $--
                                   ==========     ========      ==========       ========     ========        ===

(1)  Includes policy and contract account balances

(2)  Includes unearned policy and contract fees

(3)  Includes policy and contract fees

(4)  Applies only to property and liability insurance

(5)  Includes policyholder dividends

See accompanying report of independent registered public accounting firm.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (In thousands)

                                                                                                    PERCENTAGE
                                                          CEDED TO    ASSUMED FROM                   OF AMOUNT
                                             GROSS         OTHER          OTHER           NET         ASSUMED
                                            AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                         ------------   -----------   ------------   ------------   ----------
2007: Life insurance in force            $475,804,865   $75,404,207   $158,001,860   $558,402,518      28.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    965,515   $    93,133   $    405,267   $  1,277,649      31.7%
         Accident and health insurance        232,066        85,676         14,666        161,056       9.1%
         Annuity                               29,286            --             --         29,286       0.0%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,226,867   $   178,809   $    419,933   $  1,467,991      28.6%
                                         ============   ===========   ============   ============

2006: Life insurance in force            $419,319,492   $63,028,552   $154,997,537   $511,288,477      30.3%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    834,505   $    67,063   $    364,099   $  1,131,541      32.2%
         Accident and health insurance        220,054        85,416         10,289        144,927       7.1%
         Annuity                               32,354            --            117         32,471       0.4%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,086,913   $   152,479   $    374,505   $  1,308,939      28.6%
                                         ============   ===========   ============   ============

2005: Life insurance in force            $365,941,212   $54,429,939   $131,535,964   $443,047,237      29.7%
                                         ============   ===========   ============   ============
      Premiums:
         Life insurance                  $    756,902   $    53,260   $    309,714   $  1,013,356      30.6%
         Accident and health insurance        202,025        75,772            760        127,013       0.6%
         Annuity                               43,426            --             41         43,467       0.1%
                                         ------------   -----------   ------------   ------------
            Total premiums               $  1,002,353   $   129,032   $    310,515   $  1,183,836      26.2%
                                         ============   ===========   ============   ============

See accompanying report of independent registered public accounting firm.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Life Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Minnesota Life Variable Life Account (the Variable Account) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2007 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Minnesota Life Variable Life Account as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Minneapolis, Minnesota
March 28, 2008

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                            -------------------------------------------------
                                                                                           ADVANTUS     ADVANTUS    ADVANTUS
                                                                              ADVANTUS       MONEY       INDEX      MORTGAGE
                                    ASSETS                                      BOND        MARKET        500      SECURITIES
                                                                            ------------  ----------  -----------  ----------
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 68,498,442 shares at net asset value
      of $1.58 per share (cost $93,157,362)                                 $108,203,974          --           --          --
   Money Market Portfolio, 34,966,066 shares at net asset value
      of $1.00 per share (cost $34,966,066)                                           --  34,966,066           --          --
   Index 500 Portfolio, 55,187,941 shares at net asset value
      of $4.82 per share (cost $192,174,475)                                          --          --  265,942,080          --
   Mortgage Securities Portfolio, 40,226,146 shares at net asset value
      of $1.57 per share (cost $52,542,856)                                           --          --           --  63,252,960
   International Bond Portfolio, 12,905,040 shares at net asset value
      of $1.51 per share (cost $16,371,331)                                           --          --           --          --
   Index 400 Mid-Cap Portfolio, 28,985,440 shares at net asset value
      of $1.98 per share (cost $41,529,952)                                           --          --           --          --
   Real Estate Securities Portfolio, 18,297,311 shares at net asset value
      of $2.41 per share (cost $33,856,400)                                           --          --           --          --
                                                                            ------------  ----------  -----------  ----------
                                                                             108,203,974  34,966,066  265,942,080  63,252,960
Receivable from Minnesota Life for Policy purchase payments                       60,638          --           --          --
Receivable for investments sold                                                       --       5,477      120,467         669
                                                                            ------------  ----------  -----------  ----------
         Total assets                                                        108,264,612  34,971,543  266,062,547  63,253,629
                                                                            ------------  ----------  -----------  ----------
                                  LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                         --       5,477      120,467         669
Payable for investments purchased                                                 60,638          --           --          --
                                                                            ------------  ----------  -----------  ----------
         Total liabilities                                                        60,638       5,477      120,467         669
                                                                            ------------  ----------  -----------  ----------
         Net assets applicable to policy owners                             $108,203,974  34,966,066  265,942,080  63,252,960
                                                                            ============  ==========  ===========  ==========
                             POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                        $108,203,974  34,966,066  265,942,080  63,252,960
                                                                            ============  ==========  ===========  ==========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                            ------------------------------------
                                                                             ADVANTUS     ADVANTUS    ADVANTUS
                                                                          INTERNATIONAL   INDEX 400  REAL ESTATE
                                    ASSETS                                     BOND        MID-CAP   SECURITIES
                                                                            -----------  ----------  -----------
Investments in shares of Advantus Series Fund, Inc.:
   Bond Portfolio, 68,498,442 shares at net asset value
      of $1.58 per share (cost $93,157,362)                                         --           --          --
   Money Market Portfolio, 34,966,066 shares at net asset value
      of $1.00 per share (cost $34,966,066)                                         --           --          --
   Index 500 Portfolio, 55,187,941 shares at net asset value
      of $4.82 per share (cost $192,174,475)                                        --           --          --
   Mortgage Securities Portfolio, 40,226,146 shares at net asset value
      of $1.57 per share (cost $52,542,856)                                         --           --          --
   International Bond Portfolio, 12,905,040 shares at net asset value
      of $1.51 per share (cost $16,371,331)                                 19,465,936           --          --
   Index 400 Mid-Cap Portfolio, 28,985,440 shares at net asset value
      of $1.98 per share (cost $41,529,952)                                         --   57,356,157          --
   Real Estate Securities Portfolio, 18,297,311 shares at net asset value
      of $2.41 per share (cost $33,856,400)                                         --           --  44,140,450
                                                                            ----------   ----------  ----------
                                                                            19,465,936   57,356,157  44,140,450
Receivable from Minnesota Life for Policy purchase payments                     30,145       27,083      18,303
Receivable for investments sold                                                     --           --          --
                                                                            ----------   ----------  ----------
         Total assets                                                       19,496,081   57,383,240  44,158,753
                                                                            ----------   ----------  ----------
                                  LIABILITIES

Payable to Minnesota Life for Policy terminations, withdrawal payments and
   mortality and expense charges                                                    --           --          --
Payable for investments purchased                                               30,145       27,083      18,303
                                                                            ----------   ----------  ----------
         Total liabilities                                                      30,145       27,083      18,303
                                                                            ----------   ----------  ----------
         Net assets applicable to policy owners                             19,465,936   57,356,157  44,140,450
                                                                            ==========   ==========  ==========
                             POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                        19,465,936   57,356,157  44,140,450
                                                                            ==========   ==========  ==========

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                            --------------------------------------------
                                                                                                               AMERICAN
                                                                             AIM V.I.    AIM V.I.   AIM V.I.   CENTURY
                                                                              BASIC      CAPITAL     CORE       INCOME
                                     ASSETS                                 BALANCED  APPRECIATION   EQUITY   AND GROWTH
                                                                            --------  ------------  --------  ----------
Investments in shares of the AIM Variable Insurance Funds:
   Basic Balanced Fund, 78,662 shares at net asset value
      of $11.73 per share (cost $873,844)                                   $922,708           --         --          --
   Capital Appreciation Fund, 213,673 shares at net asset value
      of $28.95 per share (cost $5,296,858)                                       --    6,185,840         --          --
   Core Equity Fund, 18,294 shares at net asset value
      of $28.88 per share (cost $476,226)                                         --           --    528,323          --
Investments in shares of the American Century Variable Portfolios, Inc.:
   Income and Growth Fund, 294,353 shares at net asset value
      of $8.44 per share (cost $2,353,979)                                        --           --         --   2,484,339
   Ultra Fund, 2,665,439 shares at net asset value
      of $12.06 per share (cost $26,485,140)                                      --           --         --          --
   Value Fund, 2,387,427 shares at net asset value
      of $7.46 per share (cost $19,118,946)                                       --           --         --          --
Investments in shares of Credit Suisse Trust:
   Global Small Cap Portfolio, 351,293 shares at net asset value
      of $14.08 per share (cost $4,658,831)                                       --           --         --          --
                                                                            --------    ---------    -------   ---------
                                                                             922,708    6,185,840    528,323   2,484,339
Receivable from Minnesota Life for Policy purchase payments                      243        8,610        175          --
Receivable for investments sold                                                   --           --         --         892
                                                                            --------    ---------    -------   ---------
         Total assets                                                        922,951    6,194,450    528,498   2,485,231
                                                                            --------    ---------    -------   ---------
                                   LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                     --           --         --         892
Payable for investments purchased                                                243        8,610        175          --
                                                                            --------    ---------    -------  ----------
         Total liabilities                                                       243        8,610        175         892
                                                                            --------    ---------    -------  ----------
         Net assets applicable to policy owners                             $922,708    6,185,840    528,323   2,484,339
                                                                            ========    =========    =======  ==========
                              POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                        $922,708    6,185,840    528,323   2,484,339
                                                                            ========    =========    =======  ==========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                            -------------------------------------
                                                                             AMERICAN    AMERICAN   CREDIT SUISSE
                                                                             CENTURY     CENTURY       GLOBAL
                                     ASSETS                                   ULTRA       VALUE       SMALL CAP
                                                                            ----------  ----------  -------------
Investments in shares of the AIM Variable Insurance Funds:
   Basic Balanced Fund, 78,662 shares at net asset value
      of $11.73 per share (cost $873,844)                                           --          --           --
   Capital Appreciation Fund, 213,673 shares at net asset value
      of $28.95 per share (cost $5,296,858)                                         --          --           --
   Core Equity Fund, 18,294 shares at net asset value
      of $28.88 per share (cost $476,226)                                           --          --           --
Investments in shares of the American Century Variable Portfolios, Inc.:
   Income and Growth Fund, 294,353 shares at net asset value
      of $8.44 per share (cost $2,353,979)                                          --          --           --
   Ultra Fund, 2,665,439 shares at net asset value
      of $12.06 per share (cost $26,485,140)                                32,145,200          --           --
   Value Fund, 2,387,427 shares at net asset value
      of $7.46 per share (cost $19,118,946)                                         --  17,810,209           --
Investments in shares of Credit Suisse Trust:
   Global Small Cap Portfolio, 351,293 shares at net asset value
      of $14.08 per share (cost $4,658,831)                                         --          --    4,946,201
                                                                            ----------  ----------    ---------
                                                                            32,145,200  17,810,209    4,946,201
Receivable from Minnesota Life for Policy purchase payments                         --      13,214           --
Receivable for investments sold                                                 10,256          --        1,451
                                                                            ----------  ----------    ---------
         Total assets                                                       32,155,456  17,823,423    4,947,652
                                                                            ----------  ----------    ---------
                                   LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                   10,256          --        1,451
Payable for investments purchased                                                   --      13,214           --
                                                                            ----------  ----------    ---------
         Total liabilities                                                      10,256      13,214        1,451
                                                                            ----------  ----------    ---------
         Net assets applicable to policy owners                             32,145,200  17,810,209    4,946,201
                                                                            ==========  ==========    =========
                              POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                        32,145,200  17,810,209    4,946,201
                                                                            ==========  ==========    =========

See accompanying notes to financial statements.

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                     -------------------------------------------------------
                                                                                                                 FRANKLIN
                                                                                                                 LARGE CAP
                                                                     FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    GROWTH
                             ASSETS                                   CONTRAFUND   EQUITY-INCOME    MID-CAP      SECURITIES
                                                                     ------------  -------------  ------------  -----------
Investments in shares of Fidelity Variable Insurance Products Fund:
   Contrafund Portfolio, 3,971,940 shares at net asset value
      of $27.46 per share (cost $110,282,210)                        $109,069,484            --            --           --
   Equity Income Portfolio, 3,464,777 shares at net asset value
      of $23.57 per share (cost $82,255,322)                                   --    81,664,787            --           --
   Mid-Cap Portfolio, 1,925,067 shares at net asset value
      of $35.63 per share (cost $57,135,221)                                   --            --    68,590,134           --
Investments in shares of Franklin Templeton Variable Insurance
   Products Trust:
   Large Cap Growth Securities Fund, 252,264 shares at net asset
      value of $17.25 per share (cost $4,042,597)                              --            --            --    4,351,547
   Mutual Shares Securities Fund, 1,057,528 shares at net asset
      value of $20.19 per share (cost $19,634,947)                             --            --            --           --
   Small Mid Cap Fund, 1,013,674 shares at net asset value
      of $22.91 per share (cost $18,444,811)                                   --            --            --           --
   Developing Markets Securities Fund, 3,196,661 shares at net
      asset value of $16.00 per share (cost $32,035,875)                       --            --            --           --
                                                                     ------------    ----------    ----------    ---------
                                                                      109,069,484    81,664,787    68,590,134    4,351,547
Receivable from Minnesota Life for Policy purchase payments                41,910        37,889        27,159           --
Receivable for investments sold                                                --            --            --        2,893
                                                                     ------------    ----------    ----------    ---------
         Total assets                                                 109,111,394    81,702,676    68,617,293    4,354,440
                                                                     ------------    ----------    ----------    ---------
                          LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                                  --            --            --        2,893
Payable for investments purchased                                          41,910        37,889        27,159           --
                                                                     ------------    ----------    ----------    ---------
         Total liabilities                                                 41,910        37,889        27,159        2,893
                                                                     ------------    ----------    ----------    ---------
         Net assets applicable to policy owners                      $109,069,484    81,664,787    68,590,134    4,351,547
                                                                     ============    ==========    ==========    =========
                     POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                 $109,069,484    81,664,787    68,590,134    4,351,547
                                                                     ============    ==========    ==========    =========

                                                                              SEGREGATED SUB-ACCOUNTS
                                                                     --------------------------------------------
                                                                                                       TEMPLETON
                                                                        FRANKLIN                       DEVELOPING
                                                                     MUTUAL SHARES      FRANKLIN        MARKETS
                             ASSETS                                    SECURITIES     SMALL MID CAP    SECURITIES
                                                                     -------------  ----------------  -----------
Investments in shares of Fidelity Variable Insurance Products Fund:
   Contrafund Portfolio, 3,971,940 shares at net asset value
      of $27.46 per share (cost $110,282,210)                                  --               --            --
   Equity Income Portfolio, 3,464,777 shares at net asset value
      of $23.57 per share (cost $82,255,322)                                   --               --            --
   Mid-Cap Portfolio, 1,925,067 shares at net asset value
      of $35.63 per share (cost $57,135,221)                                   --               --            --
Investments in shares of Franklin Templeton Variable Insurance
   Products Trust:
   Large Cap Growth Securities Fund, 252,264 shares at net asset
      value of $17.25 per share (cost $4,042,597)                              --               --            --
   Mutual Shares Securities Fund, 1,057,528 shares at net asset
      value of $20.19 per share (cost $19,634,947)                     21,351,485               --            --
   Small Mid Cap Fund, 1,013,674 shares at net asset value
      of $22.91 per share (cost $18,444,811)                                   --       23,223,275            --
   Developing Markets Securities Fund, 3,196,661 shares at net
      asset value  of $16.00 per share (cost $32,035,875)                      --               --    51,146,584
                                                                       ----------       ----------    ----------
                                                                       21,351,485       23,223,275    51,146,584
Receivable from Minnesota Life for Policy purchase payments                12,648           44,096        50,421
Receivable for investments sold                                                --               --            --
                                                                       ----------       ----------    ----------
         Total assets                                                  21,364,133       23,267,371    51,197,005
                                                                       ----------       ----------    ----------
                          LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal
   payments and mortality and expense charges                                  --               --            --
Payable for investments purchased                                          12,648           44,096        50,421
                                                                       ----------       ----------    ----------
         Total liabilities                                                 12,648           44,096        50,421
                                                                       ----------       ----------    ----------
         Net assets applicable to policy owners                        21,351,485       23,223,275    51,146,584
                                                                       ==========       ==========    ==========
                     POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                   21,351,485       23,223,275    51,146,584
                                                                       ==========       ==========    ==========

See accompanying notes to financial statements.

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                                ----------------------------------------------------
                                                                                  TEMPLETON     JANUS      JANUS      JANUS ASPEN
                                                                                GLOBAL ASSET    ASPEN      ASPEN     INTERNATIONAL
                               ASSETS                                            ALLOCATION    BALANCED    FORTY        GROWTH
                                                                                ------------  ---------  ----------  -------------
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
   Global Asset Allocation Fund, 1,016,674 shares at net asset value
      of $14.52 per share (cost $17,751,260)                                    $14,762,105          --          --          --
Investments in shares of Janus Aspen Series - Service Shares:
   Aspen Balanced Portfolio, 53,894 shares at net asset value
      of $31.08 per share (cost $1,564,379)                                              --   1,675,018          --          --
   Aspen Forty Portfolio, 1,297,838 shares at net asset value
      of $40.80 per share (cost $33,291,601)                                             --          --  52,951,802          --
   Aspen International Growth Portfolio, 1,340,389 shares at net asset value
      of $64.51 per share (cost $46,975,220)                                             --          --          --  86,468,506
Investments in shares of the MFS Variable Insurance Trust:
   Investors Growth Stock Series, 180,155 shares at net asset value
      of $11.57 per share (cost $1,915,028)                                              --          --          --          --
   Mid Cap Growth Series, 143,202 shares at net asset value
      of $7.52 per share (cost $1,024,235)                                               --          --          --          --
   New Discovery Series, 645,119 shares at net asset value
      of $16.31 per share (cost $9,743,900)                                              --          --          --          --
                                                                                -----------   ---------  ----------  ----------
                                                                                 14,762,105   1,675,018  52,951,802  86,468,506
Receivable from Minnesota Life for Policy purchase payments                          14,961          --         823     157,309
Receivable for investments sold                                                          --         639          --          --
                                                                                -----------   ---------  ----------  ----------
         Total assets                                                            14,777,066   1,675,657  52,952,625  86,625,815
                                                                                -----------   ---------  ----------  ----------
                         LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                            --         639          --          --
Payable for investments purchased                                                    14,961          --         823     157,309
                                                                                -----------   ---------  ----------  ----------
         Total liabilities                                                           14,961         639         823     157,309
                                                                                -----------   ---------  ----------  ----------
         Net assets applicable to policy owners                                 $14,762,105   1,675,018  52,951,802  86,468,506
                                                                                ===========   =========  ==========  ==========
                    POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                            $14,762,105   1,675,018  52,951,802  86,468,506
                                                                                ===========   =========  ==========  ==========

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                                -----------------------------------
                                                                                     MFS         MFS        MFS
                                                                                  INVESTORS    MID CAP      NEW
                               ASSETS                                           GROWTH STOCK    GROWTH    DISCOVERY
                                                                                ------------  ---------  ----------
Investments in shares of Franklin Templeton Variable Insurance Products Trust:
   Global Asset Allocation Fund, 1,016,674 shares at net asset value
      of $14.52 per share (cost $17,751,260)                                             --          --          --
Investments in shares of Janus Aspen Series - Service Shares:
   Aspen Balanced Portfolio, 53,894 shares at net asset value
      of $31.08 per share (cost $1,564,379)                                              --          --          --
   Aspen Forty Portfolio, 1,297,838 shares at net asset value
      of $40.80 per share (cost $33,291,601)                                             --          --          --
   Aspen International Growth Portfolio, 1,340,389 shares at net asset value
      of $64.51 per share (cost $46,975,220)                                             --          --          --
Investments in shares of the MFS Variable Insurance Trust:
   Investors Growth Stock Series, 180,155 shares at net asset value
      of $11.57 per share (cost $1,915,028)                                       2,084,395          --          --
   Mid Cap Growth Series, 143,202 shares at net asset value
      of $7.52 per share (cost $1,024,235)                                               --   1,076,880          --
   New Discovery Series, 645,119 shares at net asset value
      of $16.31 per share (cost $9,743,900)                                              --          --  10,521,889
                                                                                  ---------   ---------  ----------
                                                                                  2,084,395   1,076,880  10,521,889
Receivable from Minnesota Life for Policy purchase payments                          17,510          --          --
Receivable for investments sold                                                          --         714       9,773
                                                                                  ---------   ---------  ----------
         Total assets                                                             2,101,905   1,077,594  10,531,662
                                                                                  ---------   ---------  ----------
                         LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                            --         714       9,773
Payable for investments purchased                                                    17,510          --          --
                                                                                  ---------   ---------  ----------
         Total liabilities                                                           17,510         714       9,773
                                                                                  ---------   ---------  ----------
         Net assets applicable to policy owners                                   2,084,395   1,076,880  10,521,889
                                                                                  =========   =========  ==========
                    POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                              2,084,395   1,076,880  10,521,889
                                                                                  =========   =========  ==========

See accompanying notes to financial statements.

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                            --------------------------------------------------------
                                                                                          OPPENHEIMER                  OPPENHEIMER
                                                                                MFS         CAPITAL     OPPENHEIMER   INTERNATIONAL
                  ASSETS                                                       VALUE     APPRECIATION   HIGH INCOME       GROWTH
                                                                            -----------  ------------  ------------   -------------
Investments in shares of the MFS Variable Insurance Trust:
   Value Fund, 1,431,085 shares at net asset value
      of $15.12 per share (cost $18,959,587)                                $21,638,011           --            --             --
Investments in shares of the Oppenheimer Variable Account Funds:
   Capital Appreciation Fund, 155,774 shares at net asset value
      of $46.78 per share (cost $6,125,836)                                          --    7,287,086            --             --
   High Income Fund, 1,437,222 shares at net asset value
      of $7.89 per share (cost $11,875,291)                                          --           --    11,339,685             --
Investments in shares of the Panorama Series Funds, Inc.:
   International Growth, 7,160,323 shares at net asset value
      of $2.21 per share (cost $12,764,575)                                          --           --            --     15,824,313
Investments in shares of the Putnam Variable Trust:
   Putnam Growth and Income Fund, 35,550 shares at net asset value
      of $23.12 per share (cost $927,120)                                            --           --            --             --
   International Equity Fund, 417,754 shares at net asset value
      of $18.96 per share (cost $6,827,262)                                          --           --            --             --
   New Opportunities Fund, 16,401 shares at net asset value
      of $21.19 per share (cost $335,325)                                            --           --            --             --
                                                                            -----------    ---------    ----------     ----------
                                                                             21,638,011    7,287,086    11,339,685     15,824,313
Receivable from Minnesota Life for Policy purchase payments                      64,451        4,058        19,846         24,619
Receivable for investments sold                                                      --           --            --             --
                                                                            -----------    ---------    ----------     ----------
         Total assets                                                        21,702,462    7,291,144    11,359,531     15,848,932
                                                                            -----------    ---------    ----------     ----------
                    LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                        --           --            --             --
Payable for investments purchased                                                64,451        4,058        19,846         24,619
                                                                            -----------    ---------    ----------     ----------
         Total liabilities                                                       64,451        4,058        19,846         24,619
                                                                            -----------    ---------    ----------     ----------
         Net assets applicable to policy owners                             $21,638,011    7,287,086    11,339,685     15,824,313
                                                                            ===========    =========    ==========     ==========
                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                        $21,638,011    7,287,086    11,339,685     15,824,313
                                                                            ===========    =========    ==========     ==========

                                                                              PUTNAM VT    PUTNAM VT      PUTNAM VT
                                                                             GROWTH AND  INTERNATIONAL       NEW
                  ASSETS                                                       INCOME        EQUITY     OPPORTUNITIES
                                                                            -----------  -------------  -------------
Investments in shares of the MFS Variable Insurance Trust:
   Value Fund, 1,431,085 shares at net asset value
      of $15.12 per share (cost $18,959,587)                                       --             --            --
Investments in shares of the Oppenheimer Variable Account Funds:
   Capital Appreciation Fund, 155,774 shares at net asset value
      of $46.78 per share (cost $6,125,836)                                        --             --            --
   High Income Fund, 1,437,222 shares at net asset value
      of $7.89 per share (cost $11,875,291)                                        --             --            --
Investments in shares of the Panorama Series Funds, Inc.:
   International Growth, 7,160,323 shares at net asset value
      of $2.21 per share (cost $12,764,575)                                        --             --            --
Investments in shares of the Putnam Variable Trust:
   Putnam Growth and Income Fund, 35,550 shares at net asset value
      of $23.12 per share (cost $927,120)                                     821,909             --            --
   International Equity Fund, 417,754 shares at net asset value
      of $18.96 per share (cost $6,827,262)                                        --      7,920,620            --
   New Opportunities Fund, 16,401 shares at net asset value
      of $21.19 per share (cost $335,325)                                          --             --       347,534
                                                                              -------      ---------       -------
                                                                              821,909      7,920,620       347,534
Receivable from Minnesota Life for Policy purchase payments                        --             --            --
Receivable for investments sold                                                   672          6,364            93
                                                                              -------      ---------       -------
         Total assets                                                         822,581      7,926,984       347,627
                                                                              -------      ---------       -------
                    LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments and
mortality and expense charges                                                     672          6,364            93
Payable for investments purchased                                                  --             --            --
                                                                              -------      ---------       -------
         Total liabilities                                                        672          6,364            93
                                                                              -------      ---------       -------
         Net assets applicable to policy owners                               821,909      7,920,620       347,534
                                                                              =======      =========       =======
                   POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                          821,909      7,920,620       347,534
                                                                              =======      =========       =======

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------------------------------------
                                                                         PUTNAM VT
                                                                            NEW     PUTNAM VT  WADDELL & REED  WADDELL & REED
                                ASSETS                                     VALUE     VOYAGER      BALANCED         GROWTH
                                                                        ----------  ---------  --------------  --------------
Investments in shares of the Putnam Variable Trust:
   New Value Fund, 239,635 shares at net asset value
      of $15.62 per share (cost $4,019,609)                             $3,743,102        --              --              --
   Voyager Fund, 20,258 shares at net asset value
      of $31.73 per share (cost $593,307)                                       --   642,777              --              --
Investments in shares of the Waddell & Reed Target Funds, Inc.:
   Balanced Portfolio, 16,080,718 shares at net asset value
      of $9.76 per share (cost $126,059,703)                                    --        --     156,986,403              --
   Growth Portfolio, 18,696,033 shares at net asset value
      of $12.02 per share (cost $172,575,918)                                   --        --              --     224,795,488
   International Value Portfolio, 10,164,656 shares at net asset value
      of $22.39 per share (cost $173,907,491)                                   --        --              --              --
   Small Cap Growth Portfolio, 10,484,978 shares at net asset value
      of $10.24 per share (cost $100,482,229)                                   --        --              --              --
   Value Portfolio, 12,049,557 shares at net asset value
      of $6.36 per share (cost $68,484,308)                                     --        --              --              --
                                                                        ----------   -------     -----------     -----------
                                                                         3,743,102   642,777     156,986,403     224,795,488
Receivable from Minnesota Life for Policy purchase payments                     --        --              --              --
Receivable for investments sold                                              1,670       317          64,601          22,870
                                                                        ----------   -------     -----------     -----------
         Total assets                                                    3,744,772   643,094     157,051,004     224,818,358
                                                                        ----------   -------     -----------     -----------
                             LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                         1,670       317          64,601          22,870
Payable for investments purchased                                               --        --              --              --
                                                                        ----------   -------     -----------     -----------
         Total liabilities                                                   1,670       317          64,601          22,870
                                                                        ----------   -------     -----------     -----------
         Net assets applicable to policy owners                         $3,743,102   642,777     156,986,403     224,795,488
                                                                        ==========   =======     ===========     ===========
                       POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                    $3,743,102   642,777     156,986,403     224,795,488
                                                                        ==========   =======     ===========     ===========

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                        ----------------------------------------------
                                                                        WADDELL & REED  WADDELL & REED
                                                                         INTERNATIONAL     SMALL CAP    WADDELL & REED
                                ASSETS                                       VALUE          GROWTH          VALUE
                                                                        --------------  --------------  --------------
Investments in shares of the Putnam Variable Trust:
   New Value Fund, 239,635 shares at net asset value
      of $15.62 per share (cost $4,019,609)                                        --              --              --
   Voyager Fund, 20,258 shares at net asset value
      of $31.73 per share (cost $593,307)                                          --              --              --
Investments in shares of the Waddell & Reed Target Funds, Inc.:
   Balanced Portfolio, 16,080,718 shares at net asset value
      of $9.76 per share (cost $126,059,703)                                       --              --              --
   Growth Portfolio, 18,696,033 shares at net asset value
      of $12.02 per share (cost $172,575,918)                                      --              --              --
   International Value Portfolio, 10,164,656 shares at net asset value
      of $22.39 per share (cost $173,907,491)                             227,622,220              --              --
   Small Cap Growth Portfolio, 10,484,978 shares at net asset value
      of $10.24 per share (cost $100,482,229)                                      --     107,389,245              --
   Value Portfolio, 12,049,557 shares at net asset value
      of $6.36 per share (cost $68,484,308)                                        --              --      76,683,379
                                                                          -----------     -----------      ----------
                                                                          227,622,220     107,389,245      76,683,379
                                                                          -----------     -----------      ----------
Receivable from Minnesota Life for Policy purchase payments                        --              --          24,494
Receivable for investments sold                                                12,940          18,200              --
                                                                          -----------     -----------      ----------
         Total assets                                                     227,635,160     107,407,445      76,707,873
                                                                          -----------     -----------      ----------
                             LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                           12,940          18,200              --
Payable for investments purchased                                                  --              --          24,494
                                                                          -----------     -----------      ----------
         Total liabilities                                                     12,940          18,200          24,494
                                                                          -----------     -----------      ----------
         Net assets applicable to policy owners                           227,622,220     107,389,245      76,683,379
                                                                          ===========     ===========      ==========
                       POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                      227,622,220     107,389,245      76,683,379
                                                                          ===========     ===========      ==========

See accompanying notes to financial statements.

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                        ----------------------------------------------
                                                                        WADDELL & REED  WADDELL & REED
                                                                           MICRO-CAP       SMALL CAP    WADDELL & REED
                                ASSETS                                      GROWTH           VALUE        CORE EQUITY
                                                                        --------------  --------------  --------------
Investments in shares of the Waddell & Reed Target Funds, Inc.:
   Micro-Cap Growth Portfolio, 1,019,444 shares at net asset value
      of $21.38 per share (cost $14,849,588)                              $21,799,584             --              --
   Small Cap Value Portfolio, 4,738,569 shares at net asset value
      of $14.32 per share (cost $69,682,030)                                       --     67,865,308              --
   Core Equity Portfolio, 990,654 shares at net asset value
      of $12.96 per share (cost $10,863,945)                                       --             --      12,837,187
   Asset Strategy Portfolio, 2,602,004 shares at net asset value
      of $12.33 per share (cost $26,707,096)                                       --             --              --
   International Growth Portfolio, 724,340 shares at net asset value
      of $10.75 per share (cost $6,219,281)                                        --             --              --
   Science & Technology Portfolio, 375,716 shares at net asset value
      of $17.98 per share (cost $6,815,573)                                        --             --              --
                                                                          -----------     ----------      ----------
                                                                           21,799,584     67,865,308      12,837,187
Receivable from Minnesota Life for Policy purchase payments                    12,467          3,745           1,930
Receivable for investments sold                                                    --             --              --
                                                                          -----------     ----------      ----------
         Total assets                                                      21,812,051     67,869,053      12,839,117
                                                                          -----------     ----------      ----------
                                LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                               --             --              --
Payable for investments purchased                                              12,467          3,745           1,930
                                                                          -----------     ----------      ----------
         Total liabilities                                                     12,467          3,745           1,930
                                                                          -----------     ----------      ----------
         Net assets applicable to policy owners                           $21,799,584     67,865,308      12,837,187
                                                                          ===========     ==========      ==========
                       POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                      $21,799,584     67,865,308      12,837,187
                                                                          ===========     ==========      ==========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                        ----------------------------------------------
                                                                        WADDELL & REED  WADDELL & REED  WADDELL & REED
                                                                             ASSET       INTERNATIONAL     SCIENCE &
                                ASSETS                                     STRATEGY         GROWTH        TECHNOLOGY
                                                                        --------------  --------------  --------------
Investments in shares of the Waddell & Reed Target Funds, Inc.:
   Micro-Cap Growth Portfolio, 1,019,444 shares at net asset value
      of $21.38 per share (cost $14,849,588)                                      --              --              --
   Small Cap Value Portfolio, 4,738,569 shares at net asset value
      of $14.32 per share (cost $69,682,030)                                      --              --              --
   Core Equity Portfolio, 990,654 shares at net asset value
      of $12.96 per share (cost $10,863,945)                                      --              --              --
   Asset Strategy Portfolio, 2,602,004 shares at net asset value
      of $12.33 per share (cost $26,707,096)                              32,071,518              --              --
   International Growth Portfolio, 724,340 shares at net asset value
      of $10.75 per share (cost $6,219,281)                                       --       7,785,638              --
   Science & Technology Portfolio, 375,716 shares at net asset value
      of $17.98 per share (cost $6,815,573)                                       --              --       6,754,502
                                                                          ----------       ---------       ---------
                                                                          32,071,518       7,785,638       6,754,502
Receivable from Minnesota Life for Policy purchase payments                   99,373              --           8,662
Receivable for investments sold                                                   --           2,564              --
                                                                          ----------       ---------       ---------
         Total assets                                                     32,170,891       7,788,202       6,763,164
                                                                          ----------       ---------       ---------
                                LIABILITIES
Payable to Minnesota Life for Policy terminations, withdrawal payments
   and mortality and expense charges                                              --           2,564              --
Payable for investments purchased                                             99,373              --           8,662
                                                                          ----------       ---------       ---------
         Total liabilities                                                    99,373           2,564           8,662
                                                                          ----------       ---------       ---------
         Net assets applicable to policy owners                           32,071,518       7,785,638       6,754,502
                                                                          ==========       =========       =========
                       POLICY OWNERS' EQUITY
         Total Policy Owners' equity (notes 5 and 6)                      32,071,518       7,785,638       6,754,502
                                                                          ==========       =========       =========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           STATEMENTS OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 2007

                                                                                      SEGREGATED SUB-ACCOUNTS
                                                                        -------------------------------------------------
                                                                                       ADVANTUS    ADVANTUS     ADVANTUS
                                                                          ADVANTUS      MONEY        INDEX      MORTGAGE
                                                                            BOND        MARKET        500      SECURITIES
                                                                        -----------  -----------  -----------  ----------
Investment income (loss):
   Investment income distributions from underlying mutual fund          $        --    1,653,587           --          --
   Mortality and expense charges (note 3)                                  (511,819)    (184,474)  (1,365,369)   (314,373)
                                                                        -----------  -----------  -----------  ----------
      Investment income (loss) - net                                       (511,819)   1,469,113   (1,365,369)   (314,373)
                                                                        -----------  -----------  -----------  ----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                       --           --           --          --
                                                                        -----------  -----------  -----------  ----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                 4,915,806   18,803,100   30,094,715   4,338,699
      Cost of investments sold                                           (3,909,020) (18,803,100) (20,914,241) (3,467,820)
                                                                        -----------  -----------  -----------  ----------
                                                                          1,006,786           --    9,180,474     870,879
                                                                        -----------  -----------  -----------  ----------
      Net realized gains (losses) on investments                          1,006,786           --    9,180,474     870,879
                                                                        -----------  -----------  -----------  ----------
   Net change in unrealized appreciation or depreciation
      of investments                                                      1,274,034           --    4,298,083   1,096,864
                                                                        ===========  ===========  ===========  ==========
      Net gains (losses) on investments                                   2,280,820           --   13,478,557   1,967,743
                                                                        ===========  ===========  ===========  ==========
      Net increase (decrease) in net assets resulting from operations   $ 1,769,001    1,469,113   12,113,188   1,653,370
                                                                        ===========  ===========  ===========  ==========

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                        --------------------------------------
                                                                          ADVANTUS      ADVANTUS     ADVANTUS
                                                                        INTERNATIONAL   INDEX 400  REAL ESTATE
                                                                            BOND         MID-CAP    SECURITIES
                                                                        -------------  ----------  -----------
Investment income (loss):
   Investment income distributions from underlying mutual fund                   --            --           --
   Mortality and expense charges (note 3)                                   (80,211)     (279,546)    (259,800)
                                                                          ---------    ----------  -----------
      Investment income (loss) - net                                        (80,211)     (279,546)    (259,800)
                                                                          ---------    ----------  -----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                       --            --           --
                                                                          ---------    ----------  -----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   728,232     2,612,768    6,327,195
      Cost of investments sold                                             (548,352)   (1,492,070)  (2,656,200)
                                                                          ---------    ----------  -----------
                                                                            179,880     1,120,698    3,670,995
                                                                          ---------    ----------  -----------
      Net realized gains (losses) on investments                            179,880     1,120,698    3,670,995
                                                                          ---------    ----------  -----------
   Net change in unrealized appreciation or depreciation
      of investments                                                      1,343,316     2,488,431  (12,189,982)
                                                                          =========    ==========  ===========
      Net gains (losses) on investments                                   1,523,196     3,609,129   (8,518,987)
                                                                          =========    ==========  ===========
      Net increase (decrease) in net assets resulting from operations     1,442,985     3,329,583   (8,778,787)
                                                                          =========    ==========  ===========

See accompanying notes to financial statements.

                                                                              SEGREGATED SUB-ACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                                                   AMERICAN
                                                AIM V.I.    AIM V.I.    AIM V.I.   CENTURY     AMERICAN    AMERICAN   CREDIT SUISSE
                                                 BASIC      CAPITAL       CORE      INCOME      CENTURY     CENTURY      GLOBAL
                                                BALANCED  APPRECIATION   EQUITY   AND GROWTH     ULTRA       VALUE      SMALL CAP
                                                --------  ------------  --------  ----------  ----------  ----------  -------------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                    $ 26,524          --       5,079     36,666           --     225,298          --
   Mortality and expense charges (note 3)         (4,591)    (27,495)     (3,058)   (11,800)    (144,363)    (85,467)    (25,421)
                                                --------    --------    --------   --------   ----------  ----------    --------
      Investment income (loss) - net              21,933     (27,495)      2,021     24,866     (144,363)    139,831     (25,421)
                                                --------    --------    --------   --------   ----------  ----------    --------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from underlying
      mutual fund                                     --          --          --         --           --   1,287,389          --
                                                --------    --------    --------   --------   ----------  ----------    --------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                        114,076     517,174     256,546    632,510    2,777,382   1,517,983     754,235
      Cost of investments sold                   (92,956)   (384,118)   (192,997)  (497,663)  (2,375,016) (1,572,716)   (459,967)
                                                --------    --------    --------   --------   ----------  ----------    --------
                                                  21,120     133,056      63,549    134,847      402,366     (54,733)    294,268
                                                --------    --------    --------   --------   ----------  ----------    --------
      Net realized gains (losses) on
         investments                              21,120     133,056      63,549    134,847      402,366   1,232,656     294,268
                                                --------    --------    --------   --------   ----------  ----------    --------
   Net change in unrealized appreciation or
      depreciation of investments                (31,846)    435,732     (21,594)  (186,121)   5,138,590  (2,529,462)   (522,932)
                                                --------    --------    --------   --------   ----------  ----------    --------
      Net gains (losses) on investments          (10,726)    568,788      41,955    (51,274)   5,540,956  (1,296,806)   (228,664)
                                                --------    --------    --------   --------   ----------  ----------    --------
      Net increase (decrease) in net assets
         resulting from operations              $ 11,207     541,293      43,976    (26,408)   5,396,593  (1,156,975)   (254,085)
                                                ========    ========    ========   ========   ==========  ==========    ========

See accompanying notes to financial statements.

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                                FRANKLIN                                  TEMPLETON
                                                                               LARGE CAP     FRANKLIN                    DEVELOPING
                                    FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    GROWTH    MUTUAL SHARES    FRANKLIN       MARKETS
                                     CONTRAFUND   EQUITY-INCOME    MID-CAP     SECURITIES   SECURITIES    SMALL MID CAP  SECURITIES
                                    ------------  -------------  ------------  ----------  -------------  -------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $    769,648    1,394,903        384,823       34,154      303,462            --        979,660
   Mortality and expense charges
      (note 3)                          (485,501)    (397,355)      (322,477)     (22,874)    (106,120)     (115,932)      (222,068)
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
      Investment income (loss) -
         net                             284,147      997,548         62,346       11,280      197,342      (115,932)       757,592
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions from
      underlying mutual fund          26,287,916    6,869,178      5,438,887       33,626      742,973     1,671,424      3,366,241
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
   Realized gains (losses) on sales
      of investments:
      Proceeds from sales              5,403,959    3,158,455      3,964,431    1,830,063    2,246,867     2,423,111      4,330,777
      Cost of investments sold        (3,294,114)  (2,419,671)    (2,235,855)  (1,518,224)  (1,600,858)   (1,587,897)    (1,680,039)
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
                                       2,109,845      738,784      1,728,576      311,839      646,009       835,214      2,650,738
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
      Net realized gains (losses)
         on investments               28,397,761    7,607,962      7,167,463      345,465    1,388,982     2,506,638      6,016,979
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                 (13,913,308)  (8,364,641)     1,313,692      (98,697)  (1,042,921)     (156,849)     4,120,265
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
      Net gains (losses) on
         investments                  14,484,453     (756,679)     8,481,155      246,768      346,061     2,349,789     10,137,244
                                    ------------   ----------     ----------   ----------   ----------    ----------     ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 14,768,600      240,869      8,543,501      258,048      543,403     2,233,857     10,894,836
                                    ============   ==========     ==========   ==========   ==========    ==========     ==========

See accompanying notes to financial statements.

                                                                            SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------------------------------
                                               TEMPLETON     JANUS      JANUS     JANUS ASPEN        MFS         MFS        MFS
                                             GLOBAL ASSET    ASPEN      ASPEN    INTERNATIONAL    INVESTORS    MID CAP      NEW
                                              ALLOCATION   BALANCED     FORTY        GROWTH     GROWTH STOCK   GROWTH    DISCOVERY
                                             ------------  --------  ----------  -------------  ------------  --------  ----------
Investment income (loss):
   Investment income distributions from
      underlying mutual fund                 $ 2,462,035     32,569      79,099      336,379           694          --          --
   Mortality and expense charges (note 3)        (71,340)    (7,054)   (219,359)    (373,733)       (5,726)     (5,383)    (55,753)
                                             -----------   --------  ----------   ----------      --------    --------  ----------
      Investment income (loss) - net           2,390,695     25,515    (140,260)     (37,354)       (5,032)     (5,383)    (55,753)
                                             -----------   --------  ----------   ----------      --------    --------  ----------
Realized and unrealized gains (losses) on
   investments - net:
   Realized gain distributions from
      underlying mutual fund                   3,228,375         --          --           --            --      39,299     790,482
                                             -----------   --------  ----------   ----------      --------    --------  ----------
   Realized gains (losses) on sales of
      investments:
      Proceeds from sales                      1,548,792    519,593   4,908,122    5,653,455       223,194     302,562   1,404,823
      Cost of investments sold                (1,611,505)  (444,358) (3,237,524)  (2,431,779)     (178,824)   (269,613) (1,184,156)
                                             -----------   --------  ----------   ----------      --------    --------  ----------
                                                 (62,713)    75,235   1,670,598    3,221,676        44,370      32,949     220,667
                                             -----------   --------  ----------   ----------      --------    --------  ----------
      Net realized gains (losses) on
         investments                           3,165,662     75,235   1,670,598    3,221,676        44,370      72,248   1,011,149
                                             -----------   --------  ----------   ----------      --------    --------  ----------
   Net change in unrealized appreciation or
      depreciation of investments             (4,302,253)    21,714  12,205,321   14,647,992        58,983      13,715    (776,856)
                                             -----------   --------  ----------   ----------      --------    --------  ----------
      Net gains (losses) on investments       (1,136,591)    96,949  13,875,919   17,869,668       103,353      85,963     234,293
                                             -----------   --------  ----------   ----------      --------    --------  ----------
      Net increase (decrease) in net assets
         resulting from operations           $ 1,254,104    122,464  13,735,659   17,832,314        98,321      80,580     178,540
                                             ===========   ========  ==========   ==========      ========    ========  ==========

See accompanying notes to financial statements.

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                         -----------------------------------------------------
                                                                                       OPPENHEIMER                OPPENHEIMER
                                                                             MFS         CAPITAL    OPPENHEIMER  INTERNATIONAL
                                                                            VALUE     APPRECIATION  HIGH INCOME      GROWTH
                                                                         -----------  ------------  -----------  -------------
Investment income (loss):
   Investment income distributions from underlying mutual fund           $   143,738         572      663,765         84,649
   Mortality and expense charges (note 3)                                    (91,941)    (32,404)     (52,460)       (71,330)
                                                                         -----------    --------     --------     ----------
      Investment income (loss) - net                                          51,797     (31,832)     611,305         13,319
                                                                         -----------    --------     --------     ----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                   288,314          --           --             --
                                                                         -----------    --------     --------     ----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  1,785,284     771,273      522,502      2,447,655
      Cost of investments sold                                            (1,278,278)   (586,341)    (542,807)    (1,310,523)
                                                                         -----------    --------     --------     ----------
                                                                             507,006     184,932      (20,305)     1,137,132
                                                                         -----------    --------     --------     ----------
      Net realized gains (losses) on investments                             795,320     184,932      (20,305)     1,137,132
                                                                         -----------    --------     --------     ----------
   Net change in unrealized appreciation or depreciation of investments      245,354     615,933     (752,520)       369,533
                                                                         -----------    --------     --------     ----------
      Net gains (losses) on investments                                    1,040,674     800,865     (772,825)     1,506,665
                                                                         -----------    --------     --------     ----------
      Net increase (decrease) in net assets resulting from operations    $ 1,092,471     769,033     (161,520)     1,519,984
                                                                         ===========    ========     ========     ==========

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------
                                                                          PUTNAM VT    PUTNAM VT      PUTNAM VT
                                                                         GROWTH AND  INTERNATIONAL       NEW
                                                                           INCOME       EQUITY      OPPORTUNITIES
                                                                         ----------  -------------  -------------
Investment income (loss):
   Investment income distributions from underlying mutual fund              11,828       212,596            --
                                                                          --------     ---------      --------
   Mortality and expense charges (note 3)                                   (4,686)      (39,581)       (1,334)
                                                                          --------     ---------      --------
      Investment income (loss) - net                                         7,142       173,015        (1,334)
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 135,913       920,323            --
                                                                          --------     ---------      --------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  227,570       904,552       163,520
      Cost of investments sold                                            (218,970)     (620,088)     (135,286)
                                                                          --------     ---------      --------
                                                                             8,600       284,464        28,234
                                                                          --------     ---------      --------
      Net realized gains (losses) on investments                           144,513     1,204,787        28,234
                                                                          --------     ---------      --------
   Net change in unrealized appreciation or depreciation of investments   (213,778)     (825,838)      (13,216)
                                                                          --------     ---------      --------
      Net gains (losses) on investments                                    (69,265)      378,949        15,018
                                                                          --------     ---------      --------
      Net increase (decrease) in net assets resulting from operations      (62,123)      551,964        13,684
                                                                          ========     =========      ========

See accompanying notes to financial statements.

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                         ------------------------------------------------------
                                                                          PUTNAM VT
                                                                             NEW      PUTNAM VT  WADDELL & REED  WADDELL & REED
                                                                            VALUE      VOYAGER      BALANCED         GROWTH
                                                                         -----------  ---------  --------------  --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund           $    52,838        --      2,104,556           2,375
   Mortality and expense charges (note 3)                                    (22,483)   (3,269)      (776,926)     (1,013,051)
                                                                         -----------  --------    -----------     -----------
      Investment income (loss) - net                                          30,355    (3,269)     1,327,630      (1,010,676)
                                                                         -----------  --------    -----------     -----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                   442,101        --          2,857       5,166,924
                                                                         -----------  --------    -----------     -----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  1,802,770   107,975     17,435,026      13,016,628
      Cost of investments sold                                            (1,647,224) (100,427)   (14,571,355)    (11,017,387)
                                                                         -----------  --------    -----------     -----------
                                                                             155,546     7,548      2,863,671       1,999,241
                                                                         -----------  --------    -----------     -----------
      Net realized gains (losses) on investments                             597,647     7,548      2,866,528       7,166,165
                                                                         -----------  --------    -----------     -----------
   Net change in unrealized appreciation or depreciation of investments     (757,780)   27,096     14,799,661      39,623,340
                                                                         -----------  --------    -----------     -----------
      Net gains (losses) on investments                                     (160,133)   34,644     17,666,189      46,789,505
                                                                         -----------  --------    -----------     -----------
      Net increase (decrease) in net assets resulting from operations    $  (129,778)   31,375     18,993,819      45,778,829
                                                                         ===========  ========    ===========     ===========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------------
                                                                         WADDELL & REED  WADDELL & REED
                                                                          INTERNATIONAL     SMALL CAP    WADDELL & REED
                                                                              VALUE          GROWTH           VALUE
                                                                         --------------  --------------  --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund              3,580,070              --         758,135
   Mortality and expense charges (note 3)                                  (1,119,577)       (524,794)       (410,392)
                                                                           ----------      ----------      ----------
      Investment income (loss) - net                                        2,460,493        (524,794)        347,743
                                                                           ----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                 20,406,592      10,256,431       4,896,024
                                                                           ----------      ----------      ----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                  11,306,592       7,925,169       7,260,893
      Cost of investments sold                                             (6,833,279)     (6,861,814)     (5,472,613)
                                                                           ----------      ----------      ----------
                                                                            4,473,313       1,063,355       1,788,280
                                                                           ----------      ----------      ----------
      Net realized gains (losses) on investments                           24,879,905      11,319,786       6,684,304
                                                                           ----------      ----------      ----------
   Net change in unrealized appreciation or depreciation of investments    (7,653,507)      1,839,611      (5,760,049)
                                                                           ----------      ----------      ----------
      Net gains (losses) on investments                                    17,226,398      13,159,397         924,255
                                                                           ----------      ----------      ----------
      Net increase (decrease) in net assets resulting from operations      19,686,891      12,634,603       1,271,998
                                                                           ==========      ==========      ==========

See accompanying notes to financial statements.

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------------
                                                                         WADDELL & REED  WADDELL & REED
                                                                            MICRO-CAP       SMALL CAP    WADDELL & REED
                                                                             GROWTH           VALUE        CORE EQUITY
                                                                         --------------  --------------  --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund            $        --           3,654          77,356
   Mortality and expense charges (note 3)                                    (111,159)       (341,016)        (64,211)
                                                                          -----------      ----------      ----------
      Investment income (loss) - net                                         (111,159)       (337,362)         13,145
                                                                          -----------      ----------      ----------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                         --       3,242,522       1,134,571
                                                                          -----------      ----------      ----------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   2,431,846       1,970,144       2,562,201
      Cost of investments sold                                             (1,533,993)     (1,501,151)     (1,916,310)
                                                                          -----------      ----------      ----------
                                                                              897,853         468,993         645,891
                                                                          -----------      ----------      ----------
      Net realized gains (losses) on investments                              897,853       3,711,515       1,780,462
                                                                          -----------      ----------      ----------
   Net change in unrealized appreciation or depreciation of investments       517,954      (6,777,335)       (205,863)
                                                                          -----------      ----------      ----------
      Net gains (losses) on investments                                     1,415,807      (3,065,820)      1,574,599
                                                                          -----------      ----------      ----------
      Net increase (decrease) in net assets resulting from operations     $ 1,304,648      (3,403,182)      1,587,744
                                                                          ===========      ==========      ==========

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                         ----------------------------------------------
                                                                         WADDELL & REED  WADDELL & REED  WADDELL & REED
                                                                              ASSET       INTERNATIONAL     SCIENCE &
                                                                            STRATEGY         GROWTH        TECHNOLOGY
                                                                         --------------  --------------  --------------
Investment income (loss):
   Investment income distributions from underlying mutual fund                175,144         41,256              --
   Mortality and expense charges (note 3)                                    (104,676)       (31,095)        (26,389)
                                                                           ----------      ---------       ---------
      Investment income (loss) - net                                           70,468         10,161         (26,389)
                                                                           ----------      ---------       ---------
Realized and unrealized gains (losses) on investments - net:
   Realized gain distributions from underlying mutual fund                  1,366,044        192,512       1,242,100
                                                                           ----------      ---------       ---------
   Realized gains (losses) on sales of investments:
      Proceeds from sales                                                   1,754,939      1,002,250         732,050
      Cost of investments sold                                             (1,433,585)      (664,834)       (521,232)
                                                                           ----------      ---------       ---------
                                                                              321,354        337,416         210,818
                                                                           ----------      ---------       ---------
      Net realized gains (losses) on investments                            1,687,398        529,928       1,452,918
                                                                           ----------      ---------       ---------
   Net change in unrealized appreciation or depreciation of investments     6,372,039        614,913        (363,715)
                                                                           ----------      ---------       ---------
      Net gains (losses) on investments                                     8,059,437      1,144,841       1,089,203
                                                                           ----------      ---------       ---------
      Net increase (decrease) in net assets resulting from operations       8,129,905      1,155,002       1,062,814
                                                                           ==========      =========       =========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2007

                                                                               SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------------------
                                                                                 ADVANTUS     ADVANTUS    ADVANTUS
                                                                   ADVANTUS       MONEY        INDEX      MORTGAGE
                                                                     BOND         MARKET        500      SECURITIES
                                                                 ------------  -----------  -----------  ----------
Operations:
   Investment income (loss) - net                                $   (511,819)   1,469,113   (1,365,369)   (314,373)
   Net realized gains (losses) on investments                       1,006,786           --    9,180,474     870,879
   Net change in unrealized appreciation or depreciation
      of investments                                                1,274,034           --    4,298,083   1,096,864
                                                                 ------------  -----------  -----------  ----------
Net increase (decrease) in net assets resulting from operations     1,769,001    1,469,113   12,113,188   1,653,370
                                                                 ------------  -----------  -----------  ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        16,156,802   15,628,820   11,028,684   4,283,059
   Policy terminations, withdrawal payments and charges            (4,783,954) (18,712,227) (29,274,971) (4,187,247)
                                                                 ------------  -----------  -----------  ----------
Increase (decrease) in net assets from Policy transactions         11,372,848   (3,083,407) (18,246,287)     95,812
                                                                 ------------  -----------  -----------  ----------
Increase (decrease) in net assets                                  13,141,849   (1,614,294)  (6,133,099)  1,749,182
Net assets at the beginning of year                                95,062,125   36,580,360  272,075,179  61,503,778
                                                                 ------------  -----------  -----------  ----------
Net assets at the end of year                                    $108,203,974   34,966,066  265,942,080  63,252,960
                                                                 ============  ===========  ===========  ==========

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------------------
                                                                   ADVANTUS      ADVANTUS     ADVANTUS
                                                                 INTERNATIONAL   INDEX 400  REAL ESTATE
                                                                     BOND         MID-CAP    SECURITIES
                                                                 -------------  ----------  -----------
Operations:
   Investment income (loss) - net                                    (80,211)     (279,546)    (259,800)
   Net realized gains (losses) on investments                        179,880     1,120,698    3,670,995
   Net change in unrealized appreciation or depreciation
      of investments                                               1,343,316     2,488,431  (12,189,982)
                                                                  ----------    ----------  -----------
Net increase (decrease) in net assets resulting from operations    1,442,985     3,329,583   (8,778,787)
                                                                  ----------    ----------  -----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        5,320,074     8,192,087    7,206,848
   Policy terminations, withdrawal payments and charges             (711,368)   (2,531,431)  (6,201,378)
                                                                  ----------    ----------  -----------
Increase (decrease) in net assets from Policy transactions         4,608,706     5,660,656    1,005,470
                                                                  ----------    ----------  -----------
Increase (decrease) in net assets                                  6,051,691     8,990,239   (7,773,317)
Net assets at the beginning of year                               13,414,245    48,365,918   51,913,767
                                                                  ----------    ----------  -----------
Net assets at the end of year                                     19,465,936    57,356,157   44,140,450
                                                                  ==========    ==========  ===========

See accompanying notes to financial statements.

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------
                                                                                                     AMERICAN
                                                                  AIM V.I.     AIM V.I.   AIM V.I.   CENTURY
                                                                   BASIC       CAPITAL      CORE      INCOME
                                                                  BALANCED  APPRECIATION   EQUITY   AND GROWTH
                                                                 ---------  ------------  --------  ----------
Operations:
   Investment income (loss) - net                                $  21,933      (27,495)     2,021      24,866
   Net realized gains (losses) on investments                       21,120      133,056     63,549     134,847
   Net change in unrealized appreciation or depreciation
      of investments                                               (31,846)     435,732    (21,594)   (186,121)
                                                                 ---------    ---------   --------   ---------
Net increase (decrease) in net assets resulting from operations     11,207      541,293     43,976     (26,408)
                                                                 ---------    ---------   --------   ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        182,780    1,958,826    219,040     912,277
   Policy terminations, withdrawal payments and charges           (112,477)    (510,144)  (255,157)   (627,615)
                                                                 ---------    ---------   --------   ---------
Increase (decrease) in net assets from Policy transactions          70,303    1,448,682    (36,117)    284,662
                                                                 ---------    ---------   --------   ---------
Increase (decrease) in net assets                                   81,510    1,989,975      7,859     258,254
Net assets at the beginning of year                                841,198    4,195,865    520,464   2,226,085
                                                                 ---------    ---------   --------   ---------
Net assets at the end of year                                    $ 922,708    6,185,840    528,323   2,484,339
                                                                 =========    =========   ========   =========

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------
                                                                  AMERICAN    AMERICAN   CREDIT SUISSE
                                                                   CENTURY     CENTURY       GLOBAL
                                                                    ULTRA       VALUE      SMALL CAP
                                                                 ----------  ----------  -------------
Operations:
   Investment income (loss) - net                                  (144,363)    139,831      (25,421)
   Net realized gains (losses) on investments                       402,366   1,232,656      294,268
   Net change in unrealized appreciation or depreciation
      of investments                                              5,138,590  (2,529,462)    (522,932)
                                                                 ----------  ----------    ---------
Net increase (decrease) in net assets resulting from operations   5,396,593  (1,156,975)    (254,085)
                                                                 ----------  ----------    ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                       4,508,367   5,799,004    1,384,043
   Policy terminations, withdrawal payments and charges          (2,723,735) (1,503,865)    (746,469)
                                                                 ----------  ----------    ---------
Increase (decrease) in net assets from Policy transactions        1,784,632   4,295,139      637,574
                                                                 ----------  ----------    ---------
Increase (decrease) in net assets                                 7,181,225   3,138,164      383,489
Net assets at the beginning of year                              24,963,975  14,672,045    4,562,712
                                                                 ----------  ----------    ---------
Net assets at the end of year                                    32,145,200  17,810,209    4,946,201
                                                                 ==========  ==========    =========

See accompanying notes to financial statements.

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------------------------------------
                                                                                                             FRANKLIN
                                                                                                             LARGE CAP
                                                                 FIDELITY VIP   FIDELITY VIP  FIDELITY VIP    GROWTH
                                                                  CONTRAFUND   EQUITY-INCOME     MID-CAP    SECURITIES
                                                                 ------------  -------------  ------------  ----------
Operations:
   Investment income (loss) - net                                $    284,147       997,548        62,346       11,280
   Net realized gains (losses) on investments                      28,397,761     7,607,962     7,167,463      345,465
   Net change in unrealized appreciation or depreciation
      of investments                                              (13,913,308)   (8,364,641)    1,313,692      (98,697)
                                                                 ------------    ----------    ----------   ----------
Net increase (decrease) in net assets resulting from operations    14,768,600       240,869     8,543,501      258,048
                                                                 ------------    ----------    ----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        16,922,032    13,946,101     7,026,955    2,013,370
   Policy terminations, withdrawal payments and charges            (5,243,798)   (3,065,976)   (3,845,616)  (1,820,353)
                                                                 ------------    ----------    ----------   ----------
Increase (decrease) in net assets from Policy transactions         11,678,234    10,880,125     3,181,339      193,017
                                                                 ------------    ----------    ----------   ----------
Increase (decrease) in net assets                                  26,446,834    11,120,994    11,724,840      451,065
Net assets at the beginning of year                                82,622,650    70,543,793    56,865,294    3,900,482
                                                                 ------------    ----------    ----------   ----------
Net assets at the end of year                                    $109,069,484    81,664,787    68,590,134    4,351,547
                                                                 ============    ==========    ==========   ==========

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                                                TEMPLETON
                                                                    FRANKLIN                    DEVELOPING
                                                                 MUTUAL SHARES     FRANKLIN      MARKETS
                                                                   SECURITIES   SMALL MID CAP   SECURITIES
                                                                 -------------  -------------  ----------
Operations:
   Investment income (loss) - net                                     197,342       (115,932)     757,592
   Net realized gains (losses) on investments                       1,388,982      2,506,638    6,016,979
   Net change in unrealized appreciation or depreciation
      of investments                                               (1,042,921)      (156,849)   4,120,265
                                                                   ----------     ----------   ----------
Net increase (decrease) in net assets resulting from operations       543,403      2,233,857   10,894,836
                                                                   ----------     ----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         4,254,460      2,522,360    6,630,826
   Policy terminations, withdrawal payments and charges            (2,211,470)    (2,378,989)  (4,255,744)
                                                                   ----------     ----------   ----------
Increase (decrease) in net assets from Policy transactions          2,042,990        143,371    2,375,082
                                                                   ----------     ----------   ----------
Increase (decrease) in net assets                                   2,586,393      2,377,228   13,269,918
Net assets at the beginning of year                                18,765,092     20,846,047   37,876,666
                                                                   ----------     ----------   ----------
Net assets at the end of year                                      21,351,485     23,223,275   51,146,584
                                                                   ==========     ==========   ==========

See accompanying notes to financial statements.

                                                                              SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------------
                                                                   TEMPLETON     JANUS       JANUS     JANUS ASPEN
                                                                 GLOBAL ASSET    ASPEN       ASPEN    INTERNATIONAL
                                                                  ALLOCATION    BALANCED     FORTY        GROWTH
                                                                 ------------  ---------  ----------  -------------
Operations:
   Investment income (loss) - net                                $ 2,390,695      25,515    (140,260)     (37,354)
   Net realized gains (losses) on investments                      3,165,662      75,235   1,670,598    3,221,676
   Net change in unrealized appreciation or depreciation
      of investments                                              (4,302,253)     21,714  12,205,321   14,647,992
                                                                 -----------   ---------  ----------   ----------
Net increase (decrease) in net assets resulting from operations    1,254,104     122,464  13,735,659   17,832,314
                                                                 -----------   ---------  ----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        1,947,546     808,899   6,192,604   11,948,768
   Policy terminations, withdrawal payments and charges           (1,520,657)   (516,969) (4,810,942)  (5,516,350)
                                                                 -----------   ---------  ----------   ----------
Increase (decrease) in net assets from Policy transactions           426,889     291,930   1,381,662    6,432,418
                                                                 -----------   ---------  ----------   ----------
Increase (decrease) in net assets                                  1,680,993     414,394  15,117,321   24,264,732
Net assets at the beginning of year                               13,081,112   1,260,624  37,834,481   62,203,774
                                                                 -----------   ---------  ----------   ----------
Net assets at the end of year                                    $14,762,105   1,675,018  52,951,802   86,468,506
                                                                 ===========   =========  ==========   ==========

                                                                        SEGREGATED SUB-ACCOUNTS
                                                                 ------------------------------------
                                                                     MFS           MFS        MFS
                                                                   INVESTORS     MID CAP      NEW
                                                                 GROWTH STOCK    GROWTH    DISCOVERY
                                                                 ------------  ----------  ----------
Operations:
   Investment income (loss) - net                                     (5,032)     (5,383)     (55,753)
   Net realized gains (losses) on investments                         44,370      72,248    1,011,149
   Net change in unrealized appreciation or depreciation
      of investments                                                  58,983      13,715     (776,856)
                                                                   ---------   ---------   ----------
Net increase (decrease) in net assets resulting from operations       98,321      80,580      178,540
                                                                   ---------   ---------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        1,323,607     433,355    1,593,642
   Policy terminations, withdrawal payments and charges             (222,216)   (300,608)  (1,381,546)
                                                                   ---------   ---------   ----------
Increase (decrease) in net assets from Policy transactions         1,101,391     132,747      212,096
                                                                   ---------   ---------   ----------
Increase (decrease) in net assets                                  1,199,712     213,327      390,636
Net assets at the beginning of year                                  884,683     863,553   10,131,253
                                                                   ---------   ---------   ----------
Net assets at the end of year                                      2,084,395   1,076,880   10,521,889
                                                                   =========   =========   ==========

See accompanying notes to financial statements.

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------
                                                                                OPPENHEIMER                 OPPENHEIMER
                                                                     MFS          CAPITAL     OPPENHEIMER  INTERNATIONAL
                                                                    VALUE      APPRECIATION   HIGH INCOME      GROWTH
                                                                 ------------  ------------  ------------  -------------
Operations:
   Investment income (loss) - net                                $    51,797       (31,832)      611,305         13,319
   Net realized gains (losses) on investments                        795,320       184,932       (20,305)     1,137,132
   Net change in unrealized appreciation or depreciation
      of investments                                                 245,354       615,933      (752,520)       369,533
                                                                 -----------     ---------    ----------     ----------
Net increase (decrease) in net assets resulting from operations    1,092,471       769,033      (161,520)     1,519,984
                                                                 -----------     ---------    ----------     ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        6,993,541     2,129,463     3,367,699      6,430,156
   Policy terminations, withdrawal payments and charges           (1,764,171)     (761,450)     (511,860)    (2,423,535)
                                                                 -----------     ---------    ----------     ----------
Increase (decrease) in net assets from Policy transactions         5,229,370     1,368,013     2,855,839      4,006,621
                                                                 -----------     ---------    ----------     ----------
Increase (decrease) in net assets                                  6,321,841     2,137,046     2,694,319      5,526,605
Net assets at the beginning of year                               15,316,170     5,150,040     8,645,366     10,297,708
                                                                 -----------     ---------    ----------     ----------
Net assets at the end of year                                    $21,638,011     7,287,086    11,339,685     15,824,313
                                                                 ===========     =========    ==========     ==========

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------
                                                                  PUTNAM VT    PUTNAM VT      PUTNAM VT
                                                                 GROWTH AND  INTERNATIONAL       NEW
                                                                   INCOME        EQUITY     OPPORTUNITIES
                                                                 ----------  -------------  -------------
Operations:
   Investment income (loss) - net                                    7,142       173,015         (1,334)
   Net realized gains (losses) on investments                      144,513     1,204,787         28,234
   Net change in unrealized appreciation or depreciation
      of investments                                              (213,778)     (825,838)       (13,216)
                                                                  --------     ---------       --------
Net increase (decrease) in net assets resulting from operations    (62,123)      551,964         13,684
                                                                  --------     ---------       --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        280,490     1,253,149        189,794
   Policy terminations, withdrawal payments and charges           (225,836)     (889,200)      (162,910)
                                                                  --------     ---------       --------
Increase (decrease) in net assets from Policy transactions          54,654       363,949         26,884
                                                                  --------     ---------       --------
Increase (decrease) in net assets                                   (7,469)      915,913         40,568
Net assets at the beginning of year                                829,378     7,004,707        306,966
                                                                  --------     ---------       --------
Net assets at the end of year                                      821,909     7,920,620        347,534
                                                                  ========     =========       ========

See accompanying notes to financial statements.

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------------------
                                                                   PUTNAM VT
                                                                     NEW         PUTNAM VT   WADDELL & REED  WADDELL & REED
                                                                    VALUE         VOYAGER       BALANCED         GROWTH
                                                                 ------------  ------------  --------------  --------------
Operations:
   Investment income (loss) - net                                 $   30,355       (3,269)       1,327,630     (1,010,676)
   Net realized gains (losses) on investments                        597,647        7,548        2,866,528      7,166,165
   Net change in unrealized appreciation or depreciation
      of investments                                                (757,780)      27,096       14,799,661     39,623,340
                                                                  -----------    --------      -----------    -----------
Net increase (decrease) in net assets resulting from operations     (129,778)      31,375       18,993,819     45,778,829
                                                                  -----------    --------      -----------    -----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          926,751      107,894        2,735,631      6,131,795
   Policy terminations, withdrawal payments and charges           (1,793,304)    (106,475)     (16,874,763)   (12,403,438)
                                                                  ----------     --------      -----------    -----------
Increase (decrease) in net assets from Policy transactions          (866,553)       1,419      (14,139,132)    (6,271,643)
                                                                  ----------     --------      -----------    -----------
Increase (decrease) in net assets                                   (996,331)      32,794        4,854,687     39,507,186
Net assets at the beginning of year                                4,739,433      609,983      152,131,716    185,288,302
                                                                  ----------     --------      -----------    -----------
Net assets at the end of year                                     $3,743,102      642,777      156,986,403    224,795,488
                                                                  ===========    ========      ===========    ===========

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------
                                                                 WADDELL & REED  WADDELL & REED
                                                                 INTERNATIONAL     SMALL CAP     WADDELL & REED
                                                                     VALUE           GROWTH           VALUE
                                                                 --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                   2,460,493        (524,794)        347,743
   Net realized gains (losses) on investments                      24,879,905      11,319,786       6,684,304
   Net change in unrealized appreciation or depreciation
      of investments                                               (7,653,507)      1,839,611      (5,760,049)
                                                                  -----------     -----------      ----------
Net increase (decrease) in net assets resulting from operations    19,686,891      12,634,603       1,271,998
                                                                  -----------     -----------      ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         5,548,817       3,160,222       2,279,139
   Policy terminations, withdrawal payments and charges           (10,650,960)     (7,592,753)     (7,004,767)
                                                                  -----------     -----------      ----------
Increase (decrease) in net assets from Policy transactions         (5,102,143)     (4,432,531)     (4,725,628)
                                                                  -----------     -----------      ----------
Increase (decrease) in net assets                                  14,584,748       8,202,072      (3,453,630)
Net assets at the beginning of year                               213,037,472      99,187,173      80,137,009
                                                                  -----------     -----------      ----------
Net assets at the end of year                                     227,622,220     107,389,245      76,683,379
                                                                  ===========     ===========      ==========

See accompanying notes to financial statements.

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------
                                                                 WADDELL & REED  WADDELL & REED
                                                                    MICRO-CAP       SMALL CAP    WADDELL & REED
                                                                     GROWTH           VALUE        CORE EQUITY
                                                                 --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                  $  (111,159)      (337,362)         13,145
   Net realized gains (losses) on investments                          897,853      3,711,515       1,780,462
   Net change in unrealized appreciation or depreciation
      of investments                                                   517,954     (6,777,335)       (205,863)
                                                                   -----------     ----------      ----------
Net increase (decrease) in net assets resulting from operations      1,304,648     (3,403,182)      1,587,744
                                                                   -----------     ----------      ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          1,104,009      9,738,275         963,900
   Policy terminations, withdrawal payments and charges             (2,364,567)    (1,881,084)     (2,526,817)
                                                                   -----------     ----------      ----------
Increase (decrease) in net assets from Policy transactions          (1,260,558)     7,857,191      (1,562,917)
                                                                   -----------     ----------      ----------
Increase (decrease) in net assets                                       44,090      4,454,009          24,827
Net assets at the beginning of year                                 21,755,494     63,411,299      12,812,360
                                                                   -----------     ----------      ----------
Net assets at the end of year                                      $21,799,584     67,865,308      12,837,187
                                                                   ===========     ==========      ==========

                                                                             SEGREGATED SUB-ACCOUNTS
                                                                 ----------------------------------------------
                                                                 WADDELL & REED  WADDELL & REED  WADDELL & REED
                                                                      ASSET       INTERNATIONAL     SCIENCE &
                                                                    STRATEGY         GROWTH        TECHNOLOGY
                                                                 --------------  --------------  --------------
Operations:
   Investment income (loss) - net                                      70,468          10,161         (26,389)
   Net realized gains (losses) on investments                       1,687,398         529,928       1,452,918
   Net change in unrealized appreciation or depreciation
      of investments                                                6,372,039         614,913        (363,715)
                                                                   ----------       ---------       ---------
Net increase (decrease) in net assets resulting from operations     8,129,905       1,155,002       1,062,814
                                                                   ----------       ---------       ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        12,701,178       2,573,938       2,478,664
   Policy terminations, withdrawal payments and charges            (1,736,564)       (993,331)       (725,417)
                                                                   ----------       ---------       ---------
Increase (decrease) in net assets from Policy transactions         10,964,614       1,580,607       1,753,247
                                                                   ----------       ---------       ---------
Increase (decrease) in net assets                                  19,094,519       2,735,609       2,816,061
Net assets at the beginning of year                                12,976,999       5,050,029       3,938,441
                                                                   ----------       ---------       ---------
Net assets at the end of year                                      32,071,518       7,785,638       6,754,502
                                                                   ==========       =========       =========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                  ----------------------------------------------------
                                                                                  ADVANTUS      ADVANTUS     ADVANTUS
                                                                    ADVANTUS       MONEY         INDEX       MORTGAGE
                                                                      BOND         MARKET         500       SECURITIES
                                                                  -----------   -----------   -----------   ----------
Operations:
   Investment income (loss) - net                                 $  (443,723)      897,494    (1,297,239)    (293,078)
   Net realized gains (losses) on investments                         941,620            --    11,824,472      500,188
   Net change in unrealized appreciation or depreciation
      of investments                                                3,216,486            --    25,737,249    2,574,327
                                                                  -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting from operations     3,714,383       897,494    36,264,482    2,781,437
                                                                  -----------   -----------   -----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                        13,585,351    27,621,381    15,826,516    4,931,008
   Policy terminations, withdrawal payments and charges            (5,423,269)  (11,258,695)  (56,464,843)  (3,136,731)
                                                                  -----------   -----------   -----------   ----------
Increase (decrease) in net assets from Policy transactions          8,162,082    16,362,686   (40,638,327)   1,794,277
                                                                  -----------   -----------   -----------   ----------
Increase (decrease) in net assets                                  11,876,465    17,260,180    (4,373,845)   4,575,714
Net assets at the beginning of year                                83,185,660    19,320,180   276,449,024   56,928,064
                                                                  -----------   -----------   -----------   ----------
Net assets at the end of year                                     $95,062,125    36,580,360   272,075,179   61,503,778
                                                                  ===========   ===========   ===========   ==========

                                                                           SEGREGATED SUB-ACCOUNTS
                                                                  ----------------------------------------
                                                                     ADVANTUS      ADVANTUS     ADVANTUS
                                                                  INTERNATIONAL    INDEX 400   REAL ESTATE
                                                                       BOND         MID-CAP    SECURITIES
                                                                  -------------   ----------   -----------
Operations:
   Investment income (loss) - net                                     (64,069)      (221,671)    (215,632)
   Net realized gains (losses) on investments                         311,734      1,241,024    1,732,544
   Net change in unrealized appreciation or depreciation
      of investments                                                  191,495      2,819,897    9,777,654
                                                                   ----------     ----------   ----------
Net increase (decrease) in net assets resulting from operations       439,160      3,839,250   11,294,566
                                                                   ----------     ----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         2,373,842      7,659,376    7,866,605
   Policy terminations, withdrawal payments and charges            (1,444,609)    (3,430,099)  (3,235,140)
                                                                   ----------     ----------   ----------
Increase (decrease) in net assets from Policy transactions            929,233      4,229,277    4,631,465
                                                                   ----------     ----------   ----------
Increase (decrease) in net assets                                   1,368,393      8,068,527   15,926,031
Net assets at the beginning of year                                12,045,852     40,297,391   35,987,736
                                                                   ----------     ----------   ----------
Net assets at the end of year                                      13,414,245     48,365,918   51,913,767
                                                                   ==========     ==========   ==========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                  ----------------------------------------------------
                                                                                                             AIM V.I.
                                                                   AIM V.I.     AIM V.I.                      DENT
                                                                    BASIC       CAPITAL        AIM V.I.    DEMOGRAPHIC
                                                                   BALANCED   APPRECIATION   CORE EQUITY     TRENDS
                                                                  ---------   ------------   -----------   -----------
Operations:
   Investment income (loss) - net                                 $  10,089      (15,808)        3,760        (1,060)
   Net realized gains (losses) on investments                        15,695      163,753        21,147        34,355
   Net change in unrealized appreciation or depreciation
      of investments                                                 46,835       87,414        39,949       (23,165)
                                                                  ---------    ---------      --------      --------
Net increase (decrease) in net assets resulting from operations      72,619      235,359        64,856        10,130
                                                                  ---------    ---------      --------      --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         199,516    1,935,229       148,409        89,812
   Policy terminations, withdrawal payments and charges            (154,197)    (805,950)     (150,562)     (368,785)
                                                                  ---------    ---------      --------      --------
Increase (decrease) in net assets from Policy transactions           45,319    1,129,279        (2,153)     (278,973)
                                                                  ---------    ---------      --------      --------
Increase (decrease) in net assets                                   117,938    1,364,638        62,703      (268,843)
Net assets at the beginning of year                                 723,260    2,831,227       457,761       268,843
                                                                  ---------    ---------      --------      --------
Net assets at the end of year                                     $ 841,198    4,195,865       520,464            --
                                                                  =========    =========      ========      ========

                                                                         SEGREGATED SUB-ACCOUNTS
                                                                  ------------------------------------
                                                                   AMERICAN
                                                                    CENTURY     AMERICAN     AMERICAN
                                                                    INCOME       CENTURY      CENTURY
                                                                  AND GROWTH      ULTRA        VALUE
                                                                  ----------   ----------   ----------
Operations:
   Investment income (loss) - net                                     27,378     (106,292)      44,699
   Net realized gains (losses) on investments                        172,292      105,813      687,488
   Net change in unrealized appreciation or depreciation
      of investments                                                 147,210     (725,063)   1,098,925
                                                                  ----------   ----------   ----------
Net increase (decrease) in net assets resulting from operations      346,880     (725,542)   1,831,112
                                                                  ----------   ----------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          722,611    8,688,618    6,797,836
   Policy terminations, withdrawal payments and charges           (1,755,160)  (1,419,576)    (656,144)
                                                                  ----------   ----------   ----------
Increase (decrease) in net assets from Policy transactions        (1,032,549)   7,269,042    6,141,692
                                                                  ----------   ----------   ----------
Increase (decrease) in net assets                                   (685,669)   6,543,500    7,972,804
Net assets at the beginning of year                                2,911,754   18,420,475    6,699,241
                                                                  ----------   ----------   ----------
Net assets at the end of year                                      2,226,085   24,963,975   14,672,045
                                                                  ==========   ==========   ==========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                  -----------------------------------------------------------
                                                                  CREDIT SUISSE
                                                                      GLOBAL      FIDELITY VIP    FIDELITY VIP   FIDELITY VIP
                                                                    SMALL CAP     CONTRAFUND     EQUITY-INCOME      MID-CAP
                                                                  -------------   ------------   -------------   ------------
Operations:
   Investment income (loss) - net                                  $  (16,943)        370,399       1,773,874       (200,635)
   Net realized gains (losses) on investments                         161,525       8,686,561       7,518,064     10,960,214
   Net change in unrealized appreciation or depreciation
      of investments                                                  319,586      (1,547,398)      1,446,181     (4,776,485)
                                                                   ----------      ----------      ----------    -----------
Net increase (decrease) in net assets resulting from operations       464,168       7,509,562      10,738,119      5,983,094
                                                                   ----------      ----------      ----------    -----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         2,187,236      26,499,586      11,601,725     19,374,570
   Policy terminations, withdrawal payments and charges              (498,145)     (6,108,479)     (2,155,455)   (12,696,809)
                                                                   ----------      ----------      ----------    -----------
Increase (decrease) in net assets from Policy transactions          1,689,091      20,391,107       9,446,270      6,677,761
                                                                   ----------      ----------      ----------    -----------
Increase (decrease) in net assets                                   2,153,259      27,900,669      20,184,389     12,660,855
Net assets at the beginning of year                                 2,409,453      54,721,981      50,359,404     44,204,439
                                                                   ----------      ----------      ----------    -----------
Net assets at the end of year                                      $4,562,712      82,622,650      70,543,793     56,865,294
                                                                   ==========      ==========      ==========    ===========

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                  ---------------------------------------
                                                                  FRANKLIN
                                                                  LARGE CAP       FRANKLIN      FRANKLIN
                                                                    GROWTH     MUTUAL SHARES   SMALL-MID
                                                                  SECURITIES     SECURITIES        CAP
                                                                  ----------   -------------   ----------
Operations:
   Investment income (loss) - net                                     8,195        208,560        (99,142)
   Net realized gains (losses) on investments                        75,911        446,316        462,234
   Net change in unrealized appreciation or depreciation
      of investments                                                282,064      1,683,010      1,187,455
                                                                  ---------     ----------     ----------
Net increase (decrease) in net assets resulting from operations     366,170      2,337,886      1,550,547
                                                                  ---------     ----------     ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         979,230      7,641,151      2,038,527
   Policy terminations, withdrawal payments and charges            (986,107)      (367,566)    (1,643,776)
                                                                  ---------     ----------     ----------
Increase (decrease) in net assets from Policy transactions           (6,877)     7,273,585        394,751
                                                                  ---------     ----------     ----------
Increase (decrease) in net assets                                   359,293      9,611,471      1,945,298
Net assets at the beginning of year                               3,541,189      9,153,621     18,900,749
                                                                  ---------     ----------     ----------
Net assets at the end of year                                     3,900,482     18,765,092     20,846,047
                                                                  =========     ==========     ==========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                SEGREGATED SUB-ACCOUNTS
                                                                  ---------------------------------------------------
                                                                   TEMPLETON
                                                                   DEVELOPING     TEMPLETON      JANUS        JANUS
                                                                    MARKETS     GLOBAL ASSET     ASPEN        ASPEN
                                                                   SECURITIES    ALLOCATION     BALANCED      FORTY
                                                                  -----------   ------------   ---------   ----------
Operations:
   Investment income (loss) - net                                 $   187,277       721,126       16,043     (121,869)
   Net realized gains (losses) on investments                       1,128,805       928,492       17,541      482,331
   Net change in unrealized appreciation or depreciation
      of investments                                                6,318,600       443,338       54,494    2,535,180
                                                                  -----------    ----------    ---------   ----------
Net increase (decrease) in net assets resulting from operations     7,634,682     2,092,956       88,078    2,895,642
                                                                  -----------    ----------    ---------   ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         7,561,221     2,934,600      584,283    5,194,467
   Policy terminations, withdrawal payments and charges            (2,126,392)   (1,425,046)    (163,605)  (2,691,416)
                                                                  -----------    ----------    ---------   ----------
Increase (decrease) in net assets from Policy transactions          5,434,829     1,509,554      420,678    2,503,051
                                                                  -----------    ----------    ---------   ----------
Increase (decrease) in net assets                                  13,069,511     3,602,510      508,756    5,398,693
Net assets at the beginning of year                                24,807,155     9,478,602      751,868   32,435,788
                                                                  -----------    ----------    ---------   ----------
Net assets at the end of year                                     $37,876,666    13,081,112    1,260,624   37,834,481
                                                                  ===========    ==========    =========   ==========

                                                                          SEGREGATED SUB-ACCOUNTS
                                                                  ---------------------------------------
                                                                      JANUS
                                                                      ASPEN            MFS          MFS
                                                                  INTERNATIONAL     INVESTORS     MID CAP
                                                                      GROWTH      GROWTH STOCK    GROWTH
                                                                  -------------   ------------   --------
Operations:
   Investment income (loss) - net                                      675,211        (3,979)      (4,170)
   Net realized gains (losses) on investments                        1,119,138        14,243       51,438
   Net change in unrealized appreciation or depreciation
      of investments                                                15,752,212        44,501      (30,091)
                                                                   -----------     ---------     --------
Net increase (decrease) in net assets resulting from operations     17,546,561        54,765       17,177
                                                                   -----------     ---------     --------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         14,144,811       182,681      230,079
   Policy terminations, withdrawal payments and charges             (2,678,929)     (130,174)    (184,780)
                                                                   -----------     ---------     --------
Increase (decrease) in net assets from Policy transactions          11,465,882        52,507       45,299
                                                                   -----------     ---------     --------
Increase (decrease) in net assets                                   29,012,443       107,272       62,476
Net assets at the beginning of year                                 33,191,331       777,411      801,077
                                                                   -----------     ---------     --------
Net assets at the end of year                                       62,203,774       884,683      863,553
                                                                    ==========     =========     ========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                 SEGREGATED SUB-ACCOUNTS
                                                                  -----------------------------------------------------
                                                                      MFS                     OPPENHEIMER
                                                                      NEW           MFS         CAPITAL     OPPENHEIMER
                                                                   DISCOVERY       VALUE     APPRECIATION   HIGH INCOME
                                                                  -----------   ----------   ------------   -----------
Operations:
   Investment income (loss) - net                                 $   (42,761)     124,175       (13,592)      388,324
   Net realized gains (losses) on investments                         243,549      428,244        72,584       (15,323)
   Net change in unrealized appreciation or depreciation
      of investments                                                  844,685    1,674,906       293,058       221,061
                                                                  -----------   ----------     ---------     ---------
Net increase (decrease) in net assets resulting from operations     1,045,473    2,227,325       352,050       594,062
                                                                  -----------   ----------     ---------     ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                         2,477,810    4,403,184     2,143,840     3,019,682
   Policy terminations, withdrawal payments and charges              (581,635)    (653,529)     (616,768)     (326,031)
                                                                  -----------   ----------     ---------     ---------
Increase (decrease) in net assets from Policy transactions          1,896,175    3,749,655     1,527,072     2,693,651
                                                                  -----------   ----------     ---------     ---------
Increase (decrease) in net assets                                   2,941,648    5,976,980     1,879,122     3,287,713
Net assets at the beginning of year                                 7,189,605    9,339,190     3,270,918     5,357,653
                                                                  -----------   ----------     ---------     ---------
Net assets at the end of year                                     $10,131,253   15,316,170     5,150,040     8,645,366
                                                                  ===========   ==========     =========     =========

                                                                            SEGREGATED SUB-ACCOUNTS
                                                                  ------------------------------------------
                                                                   OPPENHEIMER     PUTNAM VT     PUTNAM VT
                                                                  INTERNATIONAL   GROWTH AND   INTERNATIONAL
                                                                      GROWTH        INCOME         GROWTH
                                                                  -------------   ----------   -------------
Operations:
   Investment income (loss) - net                                      (15,177)      5,860           4,452
   Net realized gains (losses) on investments                          190,424      26,677         211,929
   Net change in unrealized appreciation or depreciation
      of investments                                                 1,800,768      66,787       1,160,189
                                                                    ----------     -------       ---------
Net increase (decrease) in net assets resulting from operations      1,976,015      99,324       1,376,570
                                                                    ----------     -------       ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          3,997,751     232,745       1,710,086
   Policy terminations, withdrawal payments and charges               (550,944)    (63,506)       (611,543)
                                                                    ----------     -------       ---------
Increase (decrease) in net assets from Policy transactions           3,446,807     169,239       1,098,543
                                                                    ----------     -------       ---------
Increase (decrease) in net assets                                    5,422,822     268,563       2,475,113
Net assets at the beginning of year                                  4,874,886     560,815       4,529,594
                                                                    ----------     -------       ---------
Net assets at the end of year                                       10,297,708     829,378       7,004,707
                                                                    ==========     =======       =========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                                  -------------------------------------------------------
                                                                    PUTNAM VT     PUTNAM VT
                                                                       NEW           NEW       PUTNAM VT   WADDELL & REED
                                                                  OPPORTUNITIES     VALUE       VOYAGER       BALANCED
                                                                  -------------   ---------   ----------   --------------
Operations:
   Investment income (loss) - net                                    $ (1,177)        8,163       (3,707)     1,330,173
   Net realized gains (losses) on investments                           5,199       211,639      442,247      1,588,466
   Net change in unrealized appreciation or depreciation
      of investments                                                   13,525       322,410     (326,477)    12,168,055
                                                                     --------     ---------   ----------    -----------
Net increase (decrease) in net assets resulting from operations        17,547       542,212      112,063     15,086,694
                                                                     --------     ---------   ----------    -----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                           124,528     2,763,376      586,923      4,156,422
   Policy terminations, withdrawal payments and charges               (35,617)     (413,362)  (4,230,621)   (14,329,759)
                                                                     --------     ---------   ----------    -----------
Increase (decrease) in net assets from Policy transactions             88,911     2,350,014   (3,643,698)   (10,173,337)
                                                                     --------     ---------   ----------    -----------
Increase (decrease) in net assets                                     106,458     2,892,226   (3,531,635)     4,913,357
Net assets at the beginning of year                                   200,508     1,847,207    4,141,618    147,218,359
                                                                     --------     ---------   ----------    -----------
Net assets at the end of year                                        $306,966     4,739,433      609,983    152,131,716
                                                                     ========     =========   ==========    ===========

                                                                               SEGREGATED SUB-ACCOUNTS
                                                                  ------------------------------------------------
                                                                                   WADDELL & REED   WADDELL & REED
                                                                  WADDELL & REED    INTERNATIONAL      SMALL CAP
                                                                      GROWTH            VALUE           GROWTH
                                                                  --------------   --------------   --------------
Operations:
   Investment income (loss) - net                                     (911,012)        3,657,442        (494,423)
   Net realized gains (losses) on investments                          336,940        16,251,444      10,352,577
   Net change in unrealized appreciation or depreciation
      of investments                                                 8,591,312        28,115,693      (5,592,193)
                                                                   -----------       -----------     -----------
Net increase (decrease) in net assets resulting from operations      8,017,240        48,024,579       4,265,961
                                                                   -----------       -----------     -----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          5,617,544         7,034,906       3,490,915
   Policy terminations, withdrawal payments and charges            (11,741,407)       (9,148,819)     (7,354,408)
                                                                   -----------       -----------     -----------
Increase (decrease) in net assets from Policy transactions          (6,123,863)       (2,113,913)     (3,863,493)
                                                                   -----------       -----------     -----------
Increase (decrease) in net assets                                    1,893,377        45,910,666         402,468
Net assets at the beginning of year                                183,394,925       167,126,806      98,784,705
                                                                   -----------       -----------     -----------
Net assets at the end of year                                      185,288,302       213,037,472      99,187,173
                                                                   ===========       ===========     ===========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006

                                                                                       SEGREGATED SUB-ACCOUNTS
                                                                  -----------------------------------------------------------------
                                                                                   WADDELL & REED   WADDELL & REED
                                                                  WADDELL & REED      MICRO-CAP        SMALL CAP     WADDELL & REED
                                                                      VALUE            GROWTH            VALUE         CORE EQUITY
                                                                  --------------   --------------   --------------   --------------
Operations:
   Investment income (loss) - net                                   $   938,101        (109,169)       2,944,280           48,945
   Net realized gains (losses) on investments                         3,806,715       1,002,339        3,357,617          639,382
   Net change in unrealized appreciation or depreciation
      of investments                                                  6,671,769       1,424,882        2,053,734        1,090,426
                                                                    -----------      ----------       ----------       ----------
Net increase (decrease) in net assets resulting from operations      11,416,585       2,318,052        8,355,631        1,778,753
                                                                    -----------      ----------       ----------       ----------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                           2,466,501       2,019,478       16,919,918        1,859,512
   Policy terminations, withdrawal payments and charges              (6,709,094)     (3,422,505)      (6,450,579)      (1,508,342)
                                                                    -----------      ----------       ----------       ----------
Increase (decrease) in net assets from Policy transactions           (4,242,593)     (1,403,027)      10,469,339          351,170
                                                                    -----------      ----------       ----------       ----------
Increase (decrease) in net assets                                     7,173,992         915,025       18,824,970        2,129,923
Net assets at the beginning of year                                  72,963,017      20,840,469       44,586,329       10,682,437
                                                                    -----------      ----------       ----------       ----------
Net assets at the end of year                                       $80,137,009      21,755,494       63,411,299       12,812,360
                                                                    ===========      ==========       ==========       ==========

                                                                               SEGREGATED SUB-ACCOUNTS
                                                                  ------------------------------------------------
                                                                  WADDELL & REED   WADDELL & REED   WADDELL & REED
                                                                       ASSET        INTERNATIONAL      SCIENCE &
                                                                     STRATEGY          GROWTH         TECHNOLOGY
                                                                  --------------   --------------   --------------
Operations:
   Investment income (loss) - net                                      241,047            8,490          (16,578)
   Net realized gains (losses) on investments                        2,073,197          178,285          277,358
   Net change in unrealized appreciation or depreciation
      of investments                                                (1,210,018)         572,959           (7,507)
                                                                    ----------        ---------        ---------
Net increase (decrease) in net assets resulting from operations      1,104,226          759,734          253,273
                                                                    ----------        ---------        ---------
Policy transactions (notes 2, 3 and 5):
   Policy purchase payments                                          9,393,642        2,084,799        1,698,069
   Policy terminations, withdrawal payments and charges             (1,590,205)        (624,525)        (704,221)
                                                                    ----------        ---------        ---------
Increase (decrease) in net assets from Policy transactions           7,803,437        1,460,274          993,848
                                                                    ----------        ---------        ---------
Increase (decrease) in net assets                                    8,907,663        2,220,008        1,247,121
Net assets at the beginning of year                                  4,069,336        2,830,021        2,691,320
                                                                    ----------        ---------        ---------
Net assets at the end of year                                       12,976,999        5,050,029        3,938,441
                                                                    ==========        =========        =========

See accompanying notes to financial statements.

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006

(1) ORGANIZATION

The Minnesota Life Variable Life Account (the Account) was established on October 21, 1985 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently five types of variable life policies each consisting of forty-eight segregated sub-accounts to which policy owners may allocate their purchase payments. The financial statements presented herein include five types of variable life policies, Variable Adjustable Life, Variable Adjustable Life Second Death, Variable Adjustable Life Horizon, Variable Adjustable Life Summit and Variable Adjustable Life Survivor offered by the Account.

The assets of each segregated sub-account are held for the exclusive benefit of the variable life policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life.

Variable Life policy owners allocate their purchase payments to one or more of the forty-eight segregated sub-accounts. Such payments are then invested in shares of the funds or portfolios (as individually listed in the accompanying financial statements) of Advantus Series Fund, Inc., AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Credit Suisse Trust, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Putnam Variable Trust, and Waddell & Reed Target Funds, Inc., (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable life insurance policies and variable annuity contracts. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at market value which is the net asset value per share as determined daily by each Underlying Fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the FIFO basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The Advantus Series Fund, Inc. Portfolios and other non-affiliated funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Underlying Funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

RECENT ACCOUNTING PRONOUNCEMENTS

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Account does not expect any changes to its fair valuation procedures for net assets and expects the only impact of this pronouncement will be a new disclosure of methods of fair value.

INVESTMENTS

During the year ended December 31, 2006, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table.

CLOSED PORTFOLIO                        RECEIVING PORTFOLIO                  DATE MERGED
----------------                        -------------------                  -----------
AIM V.I. Premier Equity Fund            AIM V.I. Core Equity Fund            May 1, 2006
AIM V.I. Aggressive Growth Fund         AIM V.I. Capital Appreciation Fund   May 1, 2006
AIM V.I. Dent Demographic Trends Fund   AIM V.I. Capital Appreciation Fund   November 3, 2006

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account. This is charged through the daily unit value calculation.

Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

A basic sales load of up to 7 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. A first year sales load not to exceed 23 percent may also be deducted. Total sales charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $32,779,687 and $33,025,269, respectively.

An underwriting charge is deducted from first year purchase payments in an amount not to exceed $5 per $1,000 face amount of insurance for Variable Adjustable Life policies and $10 per $1,000 face amount of insurance for Variable Adjustable Life Second Death policies. The amount may vary by the age of the insured and the premium level for a given amount of insurance. The underwriting charge is paid for administrative costs associated with issuance or adjustment of policies. Total underwriting charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $5,479,071 and $5,359,201, respectively.

A premium tax charge in the amount of 2.5 percent is deducted from each premium payment for Variable Adjustable Life and Variable Adjustable Life Second Death policies. Premium taxes are paid to state and local governments. Total premium tax charges for the years ended December 31, 2007 and 2006 amounted to $5,163,405 and $5,511,282, respectively.

A face amount guarantee charge of 1.5 percent is deducted from each Variable Adjustable Life policy premium payment. The charge is paid for the guarantee that the death benefit will always be at least equal to the current face amount of insurance regardless of the investment performance. Total face amount guarantee charges deducted from premium payments for the years ended December 31, 2007 and 2006 amounted to $2,506,113 and $2,667,371, respectively.

A federal tax charge of 1.25 percent is deducted from each Variable Adjustable Life Second Death policy premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2007 and 2006 amounted to $354,390 and $373,987, respectively.

The following charges are associated with Variable Adjustable Life Horizon. An additional face amount charge not to exceed $5 per thousand is charged for first-year base premiums. A premium charge of 6 percent is charged on all non-repeating premiums. In addition, against the cash value of a Policy, Minnesota Life deducts a monthly policy charge of $8 plus 2 cents per thousand of the face amount. The monthly policy charge cannot exceed $10 plus 3 cents per thousand of the face amount.

The following charges are associated with Variable Adjustable Life Summit and Variable Adjustable Life Survivor. A premium charge of 5.75 percent is charged on all non-repeating premiums.

In addition to deductions from premium payments, cash value charges (which may include an administration charge, certain transaction charges, a cost of insurance charge and a charge for sub-standard risks), if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the individual policy owner. The administration charge is $60 for each policy year for Variable Adjustable Life policies and $120 for each policy year for Variable Adjustable Life Second Death policies. The transaction charges are for expenses incurred by Minnesota Life for processing certain transactions. A charge of $25 to $95 is assessed for each policy adjustment. A charge not to exceed $25 may be assessed for each transfer of actual cash value among the segregated sub-accounts. In addition, a face amount guarantee charge is assessed from the actual cash value of each Variable Adjustable Life Second Death policy. The face amount guarantee charge is guaranteed not to exceed 3 cents per thousand dollars of face amount per month. The cost of insurance charge varies with the amount of insurance, the insured's age, sex, risk class, level of scheduled premium and duration of the policy. The charge for substandard risks is for providing death benefits for policies which have mortality risks in excess of the standard. See the table on the following page for these charges.

To the extent the Account invests in the Advantus Series Fund, Inc. the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.70% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a

Rule 12b-1 distribution plan covering all of the portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. Each Portfolio pays an annual fee ranging from 0.02% to 1.19% of net assets to State Street, Inc. for daily fund accounting services. Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

The total of cash value charges for the years ended December 31, 2007 and 2006 for each segregated sub-account are as follows:

                                              2007          2006
                                          -----------   -----------
Advantus Bond                             $ 5,619,339   $ 5,245,716
Advantus Money Market                       1,710,060     1,620,907
Advantus Index 500                         11,520,070    12,322,919
Advantus Mortgage Securities                3,272,532     3,412,651
Advantus International Bond                   859,296       748,937
Advantus Index 400 Mid-Cap                  2,868,751     2,533,303
Advantus Real Estate Securities             2,487,093     2,258,713
AIM V.I. Basic Balanced                        55,976       185,870
AIM V.I. Capital Appreciation                 358,405        58,970
AIM V.I. Core Equity                           30,708        12,287
American Century Income and Growth            140,625       158,270
American Century Ultra                      2,246,214     2,005,408
American Century Value                      1,340,888       791,742
Credit Suisse Global Small Cap                210,885       172,385
Fidelity VIP Contrafund                     3,626,621     3,208,330
Fidelity VIP Equity-Income                  4,705,096     4,153,223
Fidelity VIP Mid-Cap                        2,668,397     2,559,929
Franklin Large Cap Growth Securities          248,622       219,300
Franklin Mutual Shares Securities             902,619       647,675
Franklin Small-Mid Cap                      1,048,645     1,100,601
Templeton Developing Markets Securities     1,972,558     1,545,501
Templeton Global Asset Allocation             696,434       642,133
Janus Aspen Balanced                           64,733        48,285
Janus Aspen Forty                           1,831,388     1,785,540
Janus International Growth                  3,592,232     2,689,739
MFS Investors Growth Stock                     87,576        57,872
MFS Mid Cap Growth                             65,647        64,731
MFS New Discovery                             615,531       609,213
MFS Value                                     760,963       550,356
Oppenheimer Capital Appreciation              307,793       253,773
Oppenheimer High Income                       675,536       513,817
Oppenheimer International Growth              536,813       360,130
Putnam VT Growth and Income                    45,371        43,878
Putnam VT International Equity                453,684       399,950
Putnam VT New Opportunities                    14,159        16,175
Putnam VT New Value                           258,706       182,496
Putnam VT Voyager                              32,777        97,617
Waddell & Reed Balanced                     6,281,315     6,834,115
Waddell & Reed Growth                       9,166,001     9,166,868
Waddell & Reed International Value          8,858,122     8,299,051
Waddell & Reed Small Cap Growth             4,144,589     4,498,855
Waddell & Reed Value                        3,244,334     3,516,789

Waddell & Reed Micro-Cap Growth         924,510   1,076,069
Waddell & Reed Small Cap Value        2,804,915   2,698,921
Waddell & Reed Core Equity              491,802     540,378
Waddell & Reed Asset Strategy           925,491     431,969
Waddell & Reed International Growth     259,734     207,237
Waddell & Reed Science & Technology     255,621     182,448

(4)  INVESTMENT TRANSACTIONS

     The Account's purchases of the Underlying Fund's shares, including reinvestment of dividend distributions, were as follows during the year ended December 31, 2007:

Advantus Bond                             $15,776,835
Advantus Money Market                      17,188,806
Advantus Index 500                         10,483,059
Advantus Mortgage Securities                4,120,138
Advantus International Bond                 5,256,727
Advantus Index 400 Mid-Cap                  7,993,878
Advantus Real Estate Securities             7,072,865
AIM V.I. Basic Balanced                       206,312
AIM V.I. Capital Appreciation               1,938,361
AIM V.I. Core Equity                          222,450
American Century Income and Growth            942,038
American Century Ultra                      4,417,651
American Century Value                      7,240,342
Credit Suisse Global Small Cap              1,366,388
Fidelity VIP Contrafund                    43,654,256
Fidelity VIP Equity-Income                 21,905,306
Fidelity VIP Mid-Cap                       12,647,003
Franklin Large Cap Growth Securities        2,067,986
Franklin Mutual Shares Securities           5,230,172
Franklin Small Mid Cap                      4,121,974
Templeton Developing Markets Securities    10,829,692
Templeton Global Asset Allocation           7,594,751
Janus Aspen Balanced                          837,038
Janus Aspen Forty                           6,149,524
Janus Aspen International Growth           12,048,519
MFS Investors Growth Stock                  1,319,553
MFS Mid Cap Growth                            469,225
MFS New Discovery                           2,351,648
MFS Value                                   7,354,765
Oppenheimer Capital Appreciation            2,107,454
Oppenheimer High Income                     3,989,646
Oppenheimer International Growth            6,467,595
Putnam VT Growth and Income                   425,279
Putnam VT International Equity              2,361,839
Putnam VT New Opportunities                   189,070
Putnam VT New Value                         1,408,673
Putnam VT Voyager                             106,125
Waddell & Reed Balanced                     4,626,381
Waddell & Reed Growth                      10,901,233
Waddell & Reed International Value         29,071,534
Waddell & Reed Small Cap Growth            13,224,275
Waddell & Reed Value                        7,779,032
Waddell & Reed Micro-Cap Growth             1,060,129
Waddell & Reed Small Cap Value             12,732,495
Waddell & Reed Core Equity                  2,147,000
Waddell & Reed Asset Strategy              14,156,065
Waddell & Reed International Growth         2,785,530
Waddell & Reed Science & Technology         3,701,008

(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     Transactions in units for each segregated sub-account for the years ended December 31, 2007 and 2006 were as follows:

                                                             SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------
                                                      ADVANTUS      ADVANTUS     ADVANTUS       ADVANTUS
                                         ADVANTUS       MONEY        INDEX       MORTGAGE    INTERNATIONAL
                                           BOND        MARKET         500       SECURITIES        BOND
                                        ----------   ----------   -----------   ----------   -------------
Units outstanding at
   December 31, 2005                    25,909,385    9,539,031    53,143,853   15,720,658     8,436,580
      Policy purchase
         payments                        4,190,760   13,315,443     2,836,798    1,339,210     1,631,018
      Policy terminations, withdrawal
         payments and charges           (1,667,374)  (5,465,427)  (10,364,765)    (856,759)     (987,754)
                                        ----------   ----------   -----------   ----------    ----------
Units outstanding at
   December 31, 2006                    28,432,771   17,389,047    45,615,886   16,203,109     9,079,844
      Policy purchase
         payments                        4,780,075    7,271,163     1,784,343    1,112,780     3,488,775
      Policy terminations, withdrawal
         payments and charges           (1,416,019)  (8,690,631)   (4,731,650)  (1,086,187)     (467,591)
                                        ----------   ----------   -----------   ----------    ----------
Units outstanding at
   December 31, 2007                    31,796,827   15,969,579    42,668,579   16,229,702    12,101,028
                                        ==========   ==========   ===========   ==========    ==========

                                                           SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------
                                         ADVANTUS      ADVANTUS    AIM V.I.     AIM V.I.     AIM V.I.
                                         INDEX 400   REAL ESTATE     BASIC       CAPITAL       CORE
                                          MID-CAP     SECURITIES   BALANCED   APPRECIATION    EQUITY
                                        ----------   -----------   --------   ------------   --------
Units outstanding at
   December 31, 2005                    20,067,079    14,133,421    573,559    1,950,279      350,904
      Policy purchase
         payments                        3,622,591     2,698,752    153,127    1,269,471      108,084
      Policy terminations, withdrawal
         payments and charges           (1,640,924)   (1,147,233)  (118,652)    (554,948)    (110,251)
                                        ----------    ----------   --------    ---------     --------
Units outstanding at
   December 31, 2006                    22,048,746    15,684,940    608,034    2,664,802      348,737
      Policy purchase
         payments                        3,486,990     2,182,194    128,147    1,170,501      139,425
      Policy terminations, withdrawal
         payments and charges           (1,077,180)   (1,955,990)   (78,632)    (301,466)    (158,362)
                                        ----------    ----------   --------    ---------     --------
Units outstanding at
   December 31, 2007                    24,458,556    15,911,144    657,549    3,533,837      329,800
                                        ==========    ==========   ========    =========     ========

                                                                  SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------
                                          AMERICAN
                                           CENTURY      AMERICAN     AMERICAN   CREDIT SUISSE
                                           INCOME        CENTURY      CENTURY      GLOBAL      FIDELITY VIP
                                         AND GROWTH       ULTRA        VALUE      SMALL CAP     CONTRAFUND
                                        ------------  ------------  ----------  -------------  ------------
Units outstanding at December 31, 2005    2,009,848    13,907,243    4,516,883    3,424,696     43,361,895
   Policy purchase payments                 480,380     6,840,679    4,282,645    3,013,750     20,232,034
   Policy terminations, withdrawal
      payments and charges               (1,168,238)   (1,141,895)    (407,116)    (681,024)    (4,546,688)
                                         ----------    ----------   ----------    ---------     ----------
Units outstanding at December 31, 2006    1,321,990    19,606,027    8,392,412    5,757,422     59,047,241
   Policy purchase payments                 523,448     3,326,360    3,270,493    1,694,883     11,179,395
   Policy terminations, withdrawal
      payments and charges                 (356,201)   (1,935,344)    (850,057)    (921,097)    (3,441,696)
                                         ----------    ----------   ----------    ---------     ----------
Units outstanding at December 31, 2007    1,489,237    20,997,043   10,812,848    6,531,208     66,784,940
                                         ==========    ==========   ==========    =========     ==========

                                                                SEGREGATED SUB-ACCOUNTS
                                        ---------------------------------------------------------------------
                                                                      FRANKLIN
                                                                      LARGE CAP    FRANKLIN
                                        FIDELITY VIP   FIDELITY VIP    GROWTH    MUTUAL SHARES    FRANKLIN
                                        EQUITY-INCOME    MID-CAP     SECURITIES    SECURITIES   SMALL MID CAP
                                        -------------  ------------  ----------  -------------  -------------
Units outstanding at December 31, 2005    38,249,023    20,125,801    2,708,071     6,152,504    23,891,397
   Policy purchase payments                8,191,420     8,333,822      737,455     4,785,776     2,477,901
   Policy terminations, withdrawal
      payments and charges                (1,540,982)   (5,311,258)    (742,324)     (230,569)   (2,005,279)
                                          ----------    ----------   ----------    ----------    ----------
Units outstanding at December 31, 2006    44,899,461    23,148,365    2,703,202    10,707,711    24,364,019
   Policy purchase  payments               8,549,061     2,608,666    1,324,188     2,326,081     2,689,682
   Policy terminations, withdrawal
      payments and charges                (1,865,255)   (1,426,939)  (1,174,148)   (1,200,496)   (2,531,128)
                                          ----------    ----------   ----------    ----------    ----------
Units outstanding at December 31, 2007    51,583,267    24,330,092    2,853,242    11,833,296    24,522,573
                                          ==========    ==========   ==========    ==========    ==========

                                                            SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------
                                         TEMPLETON
                                        DEVELOPING   TEMPLETON      JANUS       JANUS     JANUS ASPEN
                                          MARKETS   GLOBAL ASSET    ASPEN       ASPEN    INTERNATIONAL
                                        SECURITIES   ALLOCATION    BALANCED     FORTY        GROWTH
                                        ----------  ------------  ---------  ----------  -------------
Units outstanding at December 31, 2005  12,862,688    7,102,095     592,147  38,381,384    34,125,893
   Policy purchase payments              3,534,867    2,001,196     437,396   6,026,142    12,049,946
   Policy terminations, withdrawal
      payments and charges                (988,408)    (969,951)   (125,866) (3,173,155)   (2,341,073)
                                        ----------    ---------   ---------  ----------    ----------
Units outstanding at December 31, 2006  15,409,147    8,133,340     903,677  41,234,371    43,834,766
   Policy purchase payments              2,354,212    1,145,651     546,350   5,763,003     7,487,663
   Policy terminations, withdrawal
      payments and charges              (1,525,089)    (893,613)   (355,800) (4,549,088)   (3,485,487)
                                        ----------    ---------   ---------  ----------    ----------
Units outstanding at December 31, 2007  16,238,270    8,385,378   1,094,227  42,448,286    47,836,942
                                        ==========    =========   =========  ==========    ==========

                                                           SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------
                                             MFS         MFS       MFS                  OPPENHEIMER
                                          INVESTORS    MID CAP     NEW        MFS         CAPITAL
                                        GROWTH STOCK   GROWTH   DISCOVERY    VALUE     APPRECIATION
                                        ------------  --------  ---------  ----------  ------------
Units outstanding at December 31, 2005     598,552     536,410  5,076,252   6,266,603    2,384,052
   Policy purchase payments                138,194     155,331  1,677,537   2,716,967    1,553,126
   Policy terminations, withdrawal
      payments and charges                 (98,795)   (123,656)  (387,233)   (412,544)    (433,835)
                                         ---------    --------  ---------  ----------    ---------
Units outstanding at December 31, 2006     637,951     568,085  6,366,556   8,571,026    3,503,343
   Policy purchase payments                878,543     265,868    948,113   3,676,402    1,349,063
   Policy terminations, withdrawal
      payments and charges                (155,842)   (183,788)  (815,543)   (936,550)    (476,757)
                                         ---------    --------  ---------  ----------    ---------
Units outstanding at December 31, 2007   1,360,652     650,165  6,499,126  11,310,878    4,375,649
                                         =========    ========  =========  ==========    =========

                                                                SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                                      OPPENHEIMER   PUTNAM VT     PUTNAM VT       PUTNAM VT
                                        OPPENHEIMER  INTERNATIONAL  GROWTH AND  INTERNATIONAL        NEW
                                        HIGH INCOME     GROWTH       INCOME        EQUITY      OPPORTUNITIES
                                        -----------  -------------  ----------  -------------  -------------
Units outstanding at December 31, 2005   4,379,496     2,465,508      390,996     2,749,598       134,616
   Policy purchase payments              2,381,543     1,834,162      151,929       921,213        79,773
   Policy terminations, withdrawal
      payments and charges               (258,619)     (250,034)      (41,566)     (324,927)      (23,598)
                                         ---------     ---------     --------     ---------       -------
Units outstanding at December 31, 2006   6,502,420     4,049,636      501,359     3,345,884       190,791
   Policy purchase payments              2,492,424     2,354,052      167,756       557,410       110,576
   Policy terminations, withdrawal
      payments and charges               (382,568)     (868,672)     (137,676)     (394,465)      (96,054)
                                         ---------     ---------     --------     ---------       -------
Units outstanding at December 31, 2007   8,612,276     5,535,016      531,439     3,508,829       205,313
                                         =========     =========     ========     =========       =======

                                                                  SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------------
                                         PUTNAM VT                                                  WADDELL & REED
                                            NEW        PUTNAM VT    WADDELL & REED  WADDELL & REED  INTERNATIONAL
                                           VALUE        VOYAGER        BALANCED         GROWTH         VALUE
                                        -----------  -------------  --------------  --------------  --------------
Units outstanding at December 31, 2005   1,175,629     3,187,770      37,633,107      51,995,030      45,752,697
   Policy purchase payments              1,681,975       445,624       1,006,940       1,566,664       1,713,374
   Policy terminations, withdrawal
      payments and charges                (244,595)   (3,185,855)     (3,496,142)     (3,299,041)     (2,245,212)
                                         ---------    ----------      ----------      ----------      ----------
Units outstanding at December 31, 2006   2,613,009       447,539      35,143,905      50,262,653      45,220,859
   Policy purchase payments                494,531        77,032         587,043       1,497,872       1,118,155
   Policy terminations, withdrawal
      payments and charges                (926,942)      (75,391)     (3,664,874)     (3,047,498)     (2,144,694)
                                         ---------    ----------      ----------      ----------      ----------
Units outstanding at December 31, 2007   2,180,598       449,180      32,066,074      48,713,027      44,194,320
                                         =========    ==========      ==========      ==========      ==========

                                                                   SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------------------
                                        WADDELL & REED                  WADDELL & REED  WADDELL & REED
                                           SMALL CAP    WADDELL & REED    MICRO-CAP       SMALL CAP     WADDELL & REED
                                            GROWTH          VALUE           GROWTH          VALUE        CORE EQUITY
                                        --------------  --------------  --------------  --------------  --------------
Units outstanding at December 31, 2005    39,073,942      30,472,253      10,381,978      25,979,951      10,880,149
   Policy purchase payments                1,335,543         975,740         942,419       9,255,297       1,735,112
   Policy terminations, withdrawal
      payments and charges                (2,877,018)     (2,670,176)     (1,622,255)     (3,454,926)     (1,404,798)
                                          ----------      ----------      ----------      ----------      ----------
Units outstanding at December 31, 2006    37,532,467      28,777,817       9,702,142      31,780,322      11,210,463
   Policy purchase payments                1,124,836         784,118         471,189       4,810,529         795,223
   Policy terminations, withdrawal
      payments and charges                (2,679,217)     (2,400,621)       (997,831)       (934,384)     (2,105,620)
                                          ----------      ----------      ----------      ----------      ----------
Units outstanding at December 31, 2007    35,978,086      27,161,314       9,175,500      35,656,467       9,900,066
                                          ==========      ==========      ==========      ==========      ==========

                                                     SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------
                                        WADDELL & REED  WADDELL & REED  WADDELL & REED
                                             ASSET       INTERNATIONAL    SCIENCE &
                                           STRATEGY         GROWTH        TECHNOLOGY
                                        --------------  --------------  --------------
Units outstanding at December 31, 2005     2,755,019      1,905,353       1,809,803
   Policy purchase payments                5,575,458      1,305,611       1,116,658
   Policy terminations, withdrawal
      payments and charges                  (981,568)      (386,692)       (459,028)
                                          ----------      ---------       ---------
Units outstanding at December 31, 2006     7,348,909      2,824,272       2,467,433
   Policy purchase payments                6,165,496      1,298,324       1,351,649
   Policy terminations, withdrawal
      payments and charges                  (848,224)      (514,763)       (399,342)
                                          ----------      ---------       ---------
Units outstanding at December 31, 2007    12,666,181      3,607,833       3,419,740
                                          ==========      =========       =========

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6)  FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable life policies for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 is as follows:

                                              AT DECEMBER 31                         FOR THE YEARS ENDED DECEMBER 31
                                 -----------------------------------------  -----------------------------------------------
                                    UNITS                                    INVESTMENT
                                 OUTSTANDING  UNIT FAIR VALUE   NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                                 -----------------------------------------  -----------------------------------------------
Advantus Bond
   2007                           31,796,827       3.40        108,203,974      0.00%           0.50%            1.78%
   2006                           28,432,771       3.34         95,062,125      0.00%           0.50%            4.13%
   2005                           25,909,385       3.21         83,185,660      0.00%           0.50%            1.93%
   2004                           22,781,403       3.15         71,755,838      0.00%           0.50%            4.45%
   2003                           21,526,597       3.02         64,912,460      0.00%           0.50%            4.83%

Advantus Money Market
   2007                           15,969,579       2.19         34,966,066      4.51%           0.50%            4.11%
   2006                           17,389,047       2.10         36,580,360      4.34%           0.50%            3.87%
   2005                            9,539,031       2.03         19,320,180      2.43%           0.50%            1.94%
   2004                            8,421,141       1.99         16,732,581      0.75%           0.50%            0.25%
   2003                            9,247,137       1.98         18,328,561      0.62%           0.50%            0.11%

Advantus Index 500
   2007                           42,668,579       6.23        265,942,080      0.00%           0.50%            4.50%
   2006                           45,615,886       5.96        272,075,179      0.00%           0.50%           14.66%
   2005                           53,143,853       5.20        276,449,024      0.00%           0.50%            3.91%
   2004                           53,261,845       5.01        266,633,584      0.00%           0.50%            9.84%
   2003                           51,279,532       4.56        233,704,567      0.00%           0.50%           27.41%

Advantus Mortgage Securities
   2007                           16,229,702       3.90         63,252,960      0.00%           0.50%            2.68%
   2006                           16,203,109       3.80         61,503,778      0.00%           0.50%            4.82%
   2005                           15,720,658       3.62         56,928,064      0.00%           0.50%            2.37%
   2004                           15,405,996       3.54         54,497,600      0.00%           0.50%            4.29%
   2003                           14,511,424       3.39         49,223,053      0.00%           0.50%            3.64%

Advantus International Bond
   2007                           12,101,028       1.61         19,465,936      0.00%           0.50%            8.88%
   2006                            9,079,844       1.48         13,414,245      0.00%           0.50%            3.47%
   2005                            8,436,580       1.43         12,045,852      0.00%           0.50%           -9.36%
   2004                            7,704,707       1.58         12,137,030      0.00%           0.50%           10.88%
   2003                            6,784,841       1.42          9,639,586      0.00%           0.50%           19.65%

Advantus Index 400 Mid-Cap
   2007                           24,458,556       2.35         57,356,157      0.00%           0.50%            6.90%
   2006                           22,048,746       2.19         48,365,918      0.00%           0.50%            9.24%
   2005                           20,067,079       2.01         40,297,391      0.00%           0.50%           11.40%
   2004                           17,314,148       1.80         31,210,253      0.00%           0.50%           15.15%
   2003                           14,978,873       1.57         23,447,795      0.00%           0.50%           33.92%

Advantus Real Estate Securities
   2007                           15,911,144       2.77         44,140,450      0.00%           0.50%          -16.18%
   2006                           15,684,940       3.31         51,913,767      0.00%           0.50%           29.98%
   2005                           14,133,421       2.55         35,987,736      0.00%           0.50%           10.53%
   2004                           12,804,220       2.30         29,496,448      0.00%           0.50%           34.85%
   2003                            8,958,862       1.71         15,304,774      0.00%           0.50%           41.50%

AIM V.I. Basic Balanced
   2007                              657,549       1.40            922,708      2.90%           0.50%            1.43%
   2006                              608,034       1.38            841,198      1.83%           0.50%            9.71%
   2005                              573,559       1.26            723,260      1.79%           0.50%            4.48%
   2004                              291,195       1.21            351,456      1.74%           0.50%            6.71%
   2003 (a)                          145,886       1.13            165,008      3.84%           0.50%           13.10%

AIM V.I. Capital Appreciation
   2007                            3,533,837       1.75          6,185,840      0.00%           0.50%           11.17%
   2006                            2,664,802       1.57          4,195,865      0.00%           0.50%            8.46%
   2005                            1,950,279       1.45          2,831,227      0.00%           0.50%            5.00%
   2004                            1,433,097       1.38          1,981,322      0.00%           0.50%           10.91%
   2003 (a)                          868,902       1.25          1,083,101      0.00%           0.50%           24.65%

                                                    AT DECEMBER 31                      FOR THE YEARS ENDED DECEMBER 31
                                      -----------------------------------------  -----------------------------------------------
                                         UNITS                                     INVESTMENT
                                      OUTSTANDING  UNIT FAIR VALUE  NET ASSETS   INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                                      -----------------------------------------  -----------------------------------------------
AIM V.I. Core Equity
   2007                                  329,800        1.60            528,323      0.84%           0.50%             7.34%
   2006                                  348,737        1.49            520,464      1.26%           0.50%            14.40%
   2005                                  350,904        1.30            457,761      0.50%           0.50%             4.84%
   2004                                  416,528        1.24            518,293      0.45%           0.50%             4.97%
   2003 (a)                              235,798        1.19            279,528      0.38%           0.50%            18.54%

American Century Income and Growth
   2007                                1,489,237        1.67          2,484,339      1.56%           0.50%            -0.93%
   2006                                1,321,990        1.68          2,226,085      1.65%           0.50%            16.23%
   2005                                2,009,848        1.45          2,911,754      1.28%           0.50%             4.00%
   2004                                  667,993        1.39            930,562      0.81%           0.50%            12.01%
   2003 (a)                              262,154        1.24            326,036      0.00%           0.50%            24.36%

American Century Ultra
   2007                               20,997,043        1.53         32,145,200      0.00%           0.50%            20.24%
   2006                               19,606,027        1.27         24,963,975      0.00%           0.50%            -3.87%
   2005                               13,907,243        1.32         18,420,475      0.00%           0.50%             1.47%
   2004                                7,351,949        1.31          9,597,027      0.00%           0.50%            10.04%
   2003 (a)                            2,077,557        1.19          2,464,606      0.00%           0.50%            18.63%

American Century Value
   2007                               10,812,848        1.65         17,810,209      1.32%           0.50%            -5.78%
   2006                                8,392,412        1.75         14,672,045      0.94%           0.50%            17.87%
   2005                                4,516,883        1.48          6,699,241      0.56%           0.50%             4.33%
   2004                                2,274,759        1.42          3,233,734      0.52%           0.50%            13.60%
   2003 (a)                              536,370        1.25            671,196      0.00%           0.50%            25.13%

Credit Suisse Global Small Cap
   2007                                6,531,208        0.76          4,946,201      0.00%           0.50%            -4.44%
   2006                                5,757,422        0.79          4,562,712      0.00%           0.50%            12.64%
   2005                                3,424,696        0.70          2,409,453      0.00%           0.50%            15.57%
   2004                                3,100,731        0.61          1,887,687      0.00%           0.50%            17.40%
   2003                                2,713,393        0.52          1,407,038      0.00%           0.50%            46.92%

Fidelity VIP Contrafund
   2007                               66,784,940        1.63        109,069,484      0.80%           0.50%            16.71%
   2006                               59,047,241        1.40         82,622,650      1.01%           0.50%            10.88%
   2005                               43,361,895        1.26         54,721,981      0.11%           0.50%            16.07%
   2004                               34,042,449        1.09         37,013,973      0.19%           0.50%            14.59%
   2003                               26,273,972        0.95         24,931,097      0.31%           0.50%            27.56%

Fidelity VIP Equity-Income
   2007                               51,583,267        1.58         81,664,787      1.76%           0.50%             0.76%
   2006                               44,899,461        1.57         70,543,793      3.50%           0.50%            19.33%
   2005                               38,249,023        1.32         50,359,404      1.29%           0.50%             5.05%
   2004                               29,944,442        1.25         37,531,850      1.22%           0.50%            10.68%
   2003                               21,359,239        1.13         24,188,307      1.36%           0.50%            29.38%

Fidelity VIP Mid-Cap
   2007                               24,330,092        2.82         68,590,134      0.60%           0.50%            14.76%
   2006                               23,148,365        2.46         56,865,294      0.15%           0.50%            11.84%
   2005                               20,125,801        2.20         44,204,439      0.00%           0.50%            17.43%
   2004                               16,844,467        1.87         31,506,078      0.00%           0.50%            24.03%
   2003                               13,155,189        1.51         19,837,629      0.24%           0.50%            37.56%

Franklin Large Cap Growth Securities
   2007                                2,853,242        1.53          4,351,547      0.75%           0.50%             5.70%
   2006                                2,703,202        1.44          3,900,482      0.74%           0.50%            10.35%
   2005                                2,708,071        1.31          3,541,189      0.59%           0.50%             0.56%
   2004                                1,262,432        1.30          1,641,699      0.45%           0.50%             7.40%
   2003 (a)                              535,873        1.21            648,889      0.30%           0.50%            21.08%

Franklin Mutual Shares Securities
   2007                               11,833,296        1.80         21,351,485      1.44%           0.50%             2.96%
   2006                               10,707,711        1.75         18,765,092      2.01%           0.50%            17.79%
   2005                                6,152,504        1.49          9,153,621      1.18%           0.50%            10.00%
   2004                                3,575,422        1.35          4,835,693      0.70%           0.50%            12.07%
   2003 (a)                            1,080,313        1.21          1,303,765      0.52%           0.50%            20.68%

                                                       AT DECEMBER 31                      FOR THE YEARS ENDED DECEMBER 31
                                         -----------------------------------------  ------------------------------------------------
                                            UNITS                                    INVESTMENT
                                         OUTSTANDING  UNIT FAIR VALUE   NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                                         -----------------------------------------  ------------------------------------------------
Franklin Small Mid Cap
   2007                                   24,522,573       0.95         23,223,275      0.00%           0.50%          10.68%
   2006                                   24,364,019       0.86         20,846,047      0.00%           0.50%           8.15%
   2005                                   23,891,397       0.79         18,900,749      0.00%           0.50%           4.26%
   2004                                   22,575,384       0.76         17,128,990      0.00%           0.50%          10.92%
   2003                                   18,195,312       0.68         12,446,579      0.00%           0.50%          36.56%

Templeton Developing Markets Securities
   2007                                   16,238,270       3.15         51,146,584      2.22%           0.50%          28.14%
   2006                                   15,409,147       2.46         37,876,666      1.10%           0.50%          27.45%
   2005                                   12,862,688       1.93         24,807,155      1.29%           0.50%          26.79%
   2004                                    9,606,537       1.52         14,612,168      1.81%           0.50%          24.09%
   2003                                    8,876,046       1.23         10,880,089      1.16%           0.50%          52.23%

Templeton Global Asset Allocation
   2007                                    8,385,378       1.76         14,762,105     17.34%           0.50%           9.41%
   2006                                    8,133,340       1.61         13,081,112      7.03%           0.50%          20.51%
   2005                                    7,102,095       1.33          9,478,602      3.70%           0.50%           3.04%
   2004                                    4,634,887       1.30          6,003,376      2.78%           0.50%          15.14%
   2003                                    2,407,920       1.12          2,708,730      2.34%           0.50%          31.30%

Janus Aspen Balanced
   2007                                    1,094,227       1.53          1,675,018      2.32%           0.50%           9.73%
   2006                                      903,677       1.39          1,260,624      2.16%           0.50%           9.87%
   2005                                      592,147       1.27            751,868      2.34%           0.50%           7.12%
   2004                                      308,647       1.19            365,833      2.50%           0.50%           7.75%
   2003 (a)                                  206,598       1.10            227,257      2.03%           0.50%          10.00%

Janus Aspen Forty
   2007                                   42,448,286       1.25         52,951,802      0.18%           0.50%          35.95%
   2006                                   41,234,371       0.92         37,834,481      0.15%           0.50%           8.57%
   2005                                   38,381,384       0.85         32,435,788      0.01%           0.50%          12.00%
   2004                                   32,471,802       0.75         24,502,223      0.03%           0.50%          17.38%
   2003                                   32,140,569       0.64         20,661,447      0.25%           0.50%          19.63%

Janus Aspen International Growth
   2007                                   47,836,942       1.81         86,468,506      0.45%           0.50%          27.38%
   2006                                   43,834,766       1.42         62,203,774      1.94%           0.50%          45.90%
   2005                                   34,125,893       0.97         33,191,331      1.13%           0.50%          31.28%
   2004                                   28,580,124       0.74         21,173,506      0.87%           0.50%          18.09%
   2003                                   27,451,326       0.63         17,221,128      0.99%           0.50%          33.87%

MFS Investors Growth Stock
   2007                                    1,360,652       1.53          2,084,395      0.06%           0.50%          10.47%
   2006                                      637,951       1.39            884,683      0.00%           0.50%           6.77%
   2005                                      598,552       1.30            777,411      0.13%           0.50%           3.71%
   2004                                      524,544       1.25            656,928      0.00%           0.50%           8.44%
   2003 (a)                                  386,383       1.15            446,233      0.00%           0.50%          15.49%

MFS Mid Cap Growth
   2007                                      650,165       1.66          1,076,880      0.00%           0.50%           8.96%
   2006                                      568,085       1.52            863,553      0.00%           0.50%           1.79%
   2005                                      536,410       1.49            801,077      0.00%           0.50%           2.35%
   2004                                      613,253       1.46            894,843      0.00%           0.50%          13.81%
   2003 (a)                                  240,163       1.28            307,921      0.00%           0.50%          28.21%

MFS New Discovery
   2007                                    6,499,126       1.62         10,521,889      0.00%           0.50%           1.74%
   2006                                    6,366,556       1.59         10,131,253      0.00%           0.50%          12.30%
   2005                                    5,076,252       1.42          7,189,605      0.00%           0.50%           4.51%
   2004                                    3,206,232       1.36          4,345,170      0.00%           0.50%           5.68%
   2003 (a)                                1,238,069       1.28          1,587,693      0.00%           0.50%          28.24%

MFS Value
   2007                                   11,310,878       1.91         21,638,011      0.79%           0.50%           7.05%
   2006                                    8,571,026       1.79         15,316,170      1.54%           0.50%          19.91%
   2005                                    6,266,603       1.49          9,339,190      2.64%           0.50%           5.94%
   2004                                    3,401,927       1.41          4,785,808      1.67%           0.50%          14.25%
   2003 (a)                                1,429,045       1.23          1,759,604      0.00%           0.50%          23.13%

                                                       AT DECEMBER 31                      FOR THE YEARS ENDED DECEMBER 31
                                         -----------------------------------------  ------------------------------------------------
                                            UNITS                                    INVESTMENT
                                         OUTSTANDING  UNIT FAIR VALUE   NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                                         -----------------------------------------  ------------------------------------------------
Oppenheimer Capital Appreciation
   2007                                    4,375,649       1.67          7,287,086      0.01%           0.50%          13.29%
   2006                                    3,503,343       1.47          5,150,040      0.16%           0.50%           7.15%
   2005                                    2,384,052       1.37          3,270,918      0.79%           0.50%           4.34%
   2004                                    2,456,969       1.31          3,230,727      0.18%           0.50%           6.08%
   2003 (a)                                  869,296       1.24          1,077,516      0.00%           0.50%          23.95%

Oppenheimer High Income
   2007                                    8,612,276       1.32         11,339,685      6.36%           0.50%          -0.97%
   2006                                    6,502,420       1.33          8,645,366      6.24%           0.50%           8.68%
   2005                                    4,379,496       1.22          5,357,653      5.48%           0.50%           1.50%
   2004                                    2,791,841       1.21          3,365,008      5.27%           0.50%           8.19%
   2003 (a)                                1,272,949       1.11          1,418,164      0.00%           0.50%          11.40%

Oppenheimer International Growth
   2007                                    5,535,016       2.86         15,824,313      0.60%           0.50%          12.43%
   2006                                    4,049,636       2.54         10,297,708      0.29%           0.50%          28.61%
   2005                                    2,465,508       1.98          4,874,886      0.60%           0.50%          14.38%
   2004                                    1,793,311       1.73          3,100,055      1.03%           0.50%          16.56%
   2003 (a)                                  811,366       1.48          1,203,305      0.00%           0.50%          48.30%

Putnam VT Growth and Income
   2007                                      531,439       1.55            821,909      1.27%           0.50%          -6.51%
   2006                                      501,359       1.65            829,378      1.39%           0.50%          15.33%
   2005                                      390,996       1.43            560,815      1.42%           0.50%           4.71%
   2004                                      240,383       1.37            329,299      1.56%           0.50%          10.56%
   2003 (a)                                  120,555       1.24            149,378      0.00%           0.50%          23.90%

Putnam VT International Equity
   2007                                    3,508,829       2.26          7,920,620      2.70%           0.50%           7.82%
   2006                                    3,345,884       2.09          7,004,707      0.58%           0.50%          27.08%
   2005                                    2,749,598       1.65          4,529,594      1.38%           0.50%          11.64%
   2004                                    2,437,293       1.48          3,596,507      1.22%           0.50%          15.62%
   2003 (a)                                1,229,135       1.28          1,568,774      0.00%           0.50%          27.63%

Putnam VT New Opportunities
   2007                                      205,313       1.69            347,534      0.00%           0.50%           5.21%
   2006                                      190,791       1.61            306,966      0.00%           0.50%           8.02%
   2005                                      134,616       1.49            200,508      0.08%           0.50%           9.46%
   2004                                       44,807       1.36             60,976      0.00%           0.50%           9.76%
   2003 (a)                                   48,692       1.24             60,367      0.00%           0.50%          23.98%

Putnam VT New Value
   2007                                    2,180,598       1.72          3,743,102      1.18%           0.50%          -5.37%
   2006                                    2,613,009       1.81          4,739,433      0.76%           0.50%          15.44%
   2005                                    1,175,629       1.57          1,847,207      0.96%           0.50%           5.37%
   2004                                    1,185,321       1.49          1,767,585      0.64%           0.50%          14.85%
   2003 (a)                                  450,508       1.30            584,940      0.00%           0.50%          29.83%

Putnam VT Voyager
   2007                                      449,180       1.43            642,777      0.00%           0.50%           4.99%
   2006                                      447,539       1.36            609,983      0.29%           0.50%           4.91%
   2005                                    3,187,770       1.30          4,141,618      0.63%           0.50%           5.17%
   2004                                    2,616,828       1.24          3,232,814      0.21%           0.50%           4.51%
   2003 (a)                                1,336,458       1.18          1,579,833      0.00%           0.50%          18.21%

Waddell & Reed Balanced
   2007                                   32,066,074       4.90        156,986,403      1.36%           0.50%          13.10%
   2006                                   35,143,905       4.33        152,131,716      1.39%           0.50%          10.66%
   2005                                   37,633,107       3.91        147,218,359      1.26%           0.50%           4.49%
   2004                                   39,637,651       3.74        148,394,189      1.47%           0.50%           8.39%
   2003                                   41,613,113       3.45        143,728,924      0.70%           0.50%          20.45%

Waddell & Reed Growth
   2007                                   48,713,027       4.61        224,795,488      0.00%           0.50%          25.18%
   2006                                   50,262,653       3.69        185,288,302      0.00%           0.50%           4.51%
   2005                                   51,995,030       3.53        183,394,925      0.00%           0.50%          10.68%
   2004                                   54,523,330       3.19        173,761,982      0.28%           0.50%           2.79%
   2003                                   56,365,538       3.10        174,753,707      0.00%           0.50%          24.83%

                                                       AT DECEMBER 31                      FOR THE YEARS ENDED DECEMBER 31
                                         -----------------------------------------  ------------------------------------------------
                                            UNITS                                    INVESTMENT
                                         OUTSTANDING  UNIT FAIR VALUE   NET ASSETS  INCOME RATIO*  EXPENSE RATIO**  TOTAL RETURN***
                                         -----------------------------------------  ------------------------------------------------
Waddell & Reed International Value
   2007                                   44,194,320       5.15        227,622,220      1.61%           0.50%           9.33%
   2006                                   45,220,859       4.71        213,037,472      2.46%           0.50%          28.97%
   2005                                   45,752,697       3.65        167,126,806      2.12%           0.50%          10.61%
   2004                                   45,868,504       3.30        151,477,262      1.08%           0.50%          22.07%
   2003                                   46,446,991       2.71        125,660,408      1.90%           0.50%          46.12%

Waddell & Reed Small Cap Growth
   2007                                   35,978,086       2.98        107,389,245      0.00%           0.50%          12.95%
   2006                                   37,532,467       2.64         99,187,173      0.00%           0.50%           4.53%
   2005                                   39,073,942       2.53         98,784,705      0.00%           0.50%          12.32%
   2004                                   40,802,426       2.25         91,838,802      0.00%           0.50%          13.72%
   2003                                   42,339,173       1.98         83,797,756      0.00%           0.50%          47.24%

Waddell & Reed Value
   2007                                   27,161,314       2.82         76,683,379      0.93%           0.50%           1.39%
   2006                                   28,777,817       2.78         80,137,009      1.75%           0.50%          16.30%
   2005                                   30,472,253       2.39         72,963,017      1.43%           0.50%           3.90%
   2004                                   31,212,624       2.30         71,928,148      1.06%           0.50%          14.13%
   2003                                   32,035,827       2.02         64,685,031      0.59%           0.50%          26.42%

Waddell & Reed Micro-Cap Growth
   2007                                    9,175,500       2.38         21,799,584      0.00%           0.50%           5.95%
   2006                                    9,702,142       2.24         21,755,494      0.00%           0.50%          11.71%
   2005                                   10,381,978       2.01         20,840,469      0.00%           0.50%          20.27%
   2004                                   10,952,765       1.67         18,281,451      0.00%           0.50%           9.50%
   2003                                   11,593,220       1.52         17,671,342      0.00%           0.50%          53.64%

Waddell & Reed Small Cap Value
   2007                                   35,656,467       1.90         67,865,308      0.01%           0.50%          -4.61%
   2006                                   31,780,322       2.00         63,411,299      5.69%           0.50%          16.26%
   2005                                   25,979,951       1.72         44,586,329      0.00%           0.50%           3.63%
   2004                                   22,675,212       1.66         37,551,645      0.00%           0.50%          14.45%
   2003                                   20,044,359       1.45         29,004,455      0.00%           0.50%          48.73%

Waddell & Reed Core Equity
   2007                                    9,900,066       1.30         12,837,187      0.61%           0.50%          13.46%
   2006                                   11,210,463       1.14         12,812,360      0.91%           0.50%          16.40%
   2005                                   10,880,149       0.98         10,682,437      0.34%           0.50%           8.46%
   2004                                   11,713,317       0.91         10,603,056      0.65%           0.50%           9.02%
   2003                                   12,202,246       0.83         10,131,512      0.78%           0.50%          20.73%

Waddell & Reed Asset Strategy
   2007                                   12,666,181       2.53         32,071,518      0.84%           0.50%          43.39%
   2006                                    7,348,909       1.77         12,976,999      3.38%           0.50%          19.55%
   2005                                    2,755,019       1.48          4,069,336      1.71%           0.50%          23.66%
   2004                                      533,535       1.19            637,309      2.73%           0.50%          12.73%
   2003 (a)                                   61,138       1.06             64,781      2.28%           0.50%           5.96%

Waddell & Reed International Growth
   2007                                    3,607,833       2.16          7,785,638      0.67%           0.50%          20.69%
   2006                                    2,824,272       1.79          5,050,029      0.71%           0.50%          20.38%
   2005                                    1,905,353       1.49          2,830,021      3.23%           0.50%          15.89%
   2004                                      704,562       1.28            902,995      1.07%           0.50%          13.43%
   2003 (a)                                  210,607       1.13            237,965      2.37%           0.50%          12.99%

Waddell & Reed Science & Technology
   2007                                    3,419,740       1.98          6,754,502      0.00%           0.50%          23.74%
   2006                                    2,467,433       1.60          3,938,441      0.00%           0.50%           7.34%
   2005                                    1,809,803       1.49          2,691,320      0.00%           0.50%          16.66%
   2004                                      488,851       1.27            623,134      0.00%           0.50%          15.67%
   2003 (a)                                   93,863       1.10            103,437      0.00%           0.50%          10.20%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. For periods less than one year, ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a) Period from September 22, 2003 (commencement of operations) to December 31, 2003.

                            PART C: OTHER INFORMATION

Item Number           Caption in Part C

    26.               Exhibits

    27.               Directors and Officers of the Minnesota Life Insurance
                      Company

    28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

    29.               Indemnification

    30.               Principal Underwriters

    31.               Location of Accounts and Records

    32.               Management Services

    33.               Fee Representation

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


Item 27. Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                      Position and Offices
Business Address                        with Minnesota Life
------------------                      --------------------
Brian C. Anderson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                        Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                          Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Jenean C. Cordon                        Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John J. Coughlan                        Director
XATA Corporation
151 East Cliff Road
Burnsville, MN  55337

Susan L. Ebertz                         Vice President - Group Insurance
Minnesota Life Insurance Company        Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                         Senior Vice President - Life
Minnesota Life Insurance Company        Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                       Vice President - Individual
Minnesota Life Insurance Company        Underwriting and Claims
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                           Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                      Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                          Director
4623 McDonald Drive Overlook
Stillwater, MN   55082

James E. Johnson                        Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                    Vice President - Securian
Minnesota Life Insurance Company        Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                         Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                        Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Anthony J. Martins                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                     Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                    Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                     Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                         Director, Senior Vice President and
Minnesota Life Insurance Company        General Counsel
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                         Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                       Chairman, President and Chief
Minnesota Life Insurance Company        Executive Officer
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                       Senior Vice President
Minnesota Life Insurance Company        and Treasurer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                        Director, Executive Vice President
Minnesota Life Insurance Company        & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                         Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                       Director, Executive Vice President
Minnesota Life Insurance Company        and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.


         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Casualty Company



         CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:



         Personal Finance Company (Delaware)
         Enterprise Holding Corporation


         Allied Solutions, LLC (Indiana)


         Securian Life Insurance Company




Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation



         Lafayette Litho, Inc.
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

         Securian Financial Network, Inc. (Alabama)
         Securian Financial Network, Inc. (Nevada)
         Securian Financial Network, Inc. (Oklahoma)
         Securian Financial Network Insurance Agency, Inc. (Massachusetts)


Wholly-owned subsidiaries of CNL Financial Corporation:



         Cherokee National Life Insurance Company (Georgia)
         CNL/Insurance America, Inc. (Georgia)
         CNL/Resource Marketing Corporation (Georgia)
         Commodore National Reinsurance Company, Ltd.


Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

         Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation

         CRI Securities, LLC



Majority-owned subsidiary of Securian Financial Group, Inc.:

         Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:


                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account


                      Minnesota Life Individual Variable Universal Life Account

                      Minnesota Life Variable Universal Life Account Securian Life Variable Universal Life Account


              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:


Name and Principal                      Positions and Offices
Business Address                        with Underwriter
-------------------                     ---------------------

George I. Connolly                      President, Chief Executive Officer
Securian Financial Services, Inc.       and Director
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                     Vice President - Business and
Securian Financial Services, Inc.       Market Development
400 Robert Street North
St. Paul, MN  55101

Lynda S. Czarnetzki                     Vice President - Financial
Securian Financial Services, Inc.       Management and Treasurer
400 Robert Street North
St. Paul, MN  55101

Richard A. Diehl                        Vice President and Chief Investment
Securian Financial Services, Inc.       Officer
400 Robert Street North
St. Paul, MN  55101

Name and Principal                      Positions and Offices
Business Address                        with Underwriter
-------------------                     ---------------------


Dwayne C. Radel                         Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Scott C. Thorson                        Vice President - Operations
Securian Financial Services Inc.
400 Robert Street North
St. Paul, Minnesota  55101

Loyall E. Wilson                        Vice President, Chief Compliance
Securian Financial Services, Inc.       Officer and Secretary
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                       Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


              (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


       Name of             Net Underwriting            Compensation on
      Principal              Discounts and              Redemption or          Brokerage               Other
     Underwriter              Commissions               Annuitization         Commissions          Compensation
     -----------           ----------------            ---------------        -----------          ------------
Securian Financial
 Services, Inc.               $58,878,903                    --                   --                    --


Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32.  Management Services

None.

Item 33.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-3233, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Compare Act of 1940, the Registrant, Minnesota Life Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 25th day of April, 2008.




                                   MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                               (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                                (Depositor)



                                   By  /s/ Robert L. Senkler
                                      ------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                       President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


           Signature             Title                          Date
           ---------             -----                          ----
/s/ Robert L. Senkler            Chairman, President and        April 25, 2008
- ----------------------------     Chief Executive Officer
Robert L. Senkler

*                                Director
- ----------------------------
Mary K. Brainerd

                                 Director
- ----------------------------
John W. Castro

*                                Director
- ----------------------------
John J. Coughlan

*                                Director
- ----------------------------
Sara H. Gavin

*                                Director
- ----------------------------
John F. Grundhofer

                                 Director
- ----------------------------
John H. Hooley

*                                Director
- ----------------------------
Dennis E. Prohofsky

*                                Director
- ----------------------------
Dwayne C. Radel

         Signature           Title                               Date
         ---------           -----                               ----
*                            Director                            April 25, 2008
- -------------------------
Trudy A. Rautio

*                            Director
- -------------------------
Randy F. Wallake

*                            Director
- -------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro        Executive Vice President            April 25, 2008
- -------------------------   and Chief Financial Officer
Warren J. Zaccaro             (chief financial officer)

/s/ Warren J. Zaccaro        Executive Vice President            April 25, 2008
- -------------------------   and Chief Financial Officer
Warren J. Zaccaro             (chief accounting officer)

/s/ Gregory S. Strong        Senior Vice President, Chief        April 25, 2008
- -------------------------   Actuary and Treasurer (treasurer)
Gregory S. Strong

/s/ Dwayne C. Radel          Director and Attorney-in-Fact       April 25, 2008
- -------------------------
Dwayne C. Radel


* Pursuant to power of attorney dated February 11, 2008, a copy of which is filed herewith.

                                 EXHIBIT INDEX

Exhibit Number           Description of Exhibit
- --------------           ----------------------
26(a)                    Resolution of the Board of Trustees of The Minnesota
                         Mutual Life Insurance Company dated October 21, 1985,
                         previously filed as Exhibit 26(a) to Minnesota Life
                         Variable Life Account's Form N-6, File Number
                         333-120704, Initial Registration Statement, on November
                         23, 2004, is hereby incorporated by reference.

26(b)                    Not Applicable.

26(c)(1)                 Distribution Agreement, previously filed as Exhibit
                         A(3)(a) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 12, on April 28, 1997, is hereby incorporated by reference.

26(c)(2) Schedule A to the Distribution Agreement, previously filed as Exhibit 27(c)(2) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-109853,
                         Post-Effective Amendment Number 1, on April 23, 2004, is hereby incorporated by reference.

26(c)(3) Agent and General Agent Sales Agreements, previously filed as Exhibit 27(c)(3) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-109853,
                         Post-Effective Amendment Number 1, on April 23, 2004, is hereby incorporated by reference.

26(c)(4)                 Combined with the Exhibit listed under 27(c)(3) above.

26(d)(1) Variable Adjustable Life Insurance Policy, form 86-660, previously filed as Exhibit A(5)(a) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, on April 28, 1997, is hereby incorporated by reference.

26(d)(2) Variable Adjustable Life Insurance Policy, form 87-670, previously filed as Exhibit A(5)(b) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, on April 28, 1997, is hereby incorporated by reference.

26(d)(3) Variable Adjustable Life Insurance Policy, form 90-670, previously filed as Exhibit A(5)(c) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, on April 28, 1997, is hereby incorporated by reference.

26(d)(4)                 Variable Adjustable Life Insurance Policy, form
                         MHC-98-670, previously filed as Exhibit A(5)(d) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 14, on March 4, 1999, is hereby incorporated by reference.

26(d)(5) Guaranteed Principal Account Agreement, form 90-930, previously filed as Exhibit A(5)(e) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, on April 28, 1997, is hereby incorporated by reference.

26(d)(6) Family Term Agreement-Children, form MHC-86-904, previously filed as Exhibit A(5)(f) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by reference.

26(d)(7) Exchange of Insureds Agreement, form MHC-86-914, previously filed as Exhibit A(5)(g) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by reference.

26(d)(8) Face Amount Increase Agreement, form MHC-86-915, previously filed as Exhibit A(5)(h) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by reference.

26(d)(9) Cost of Living Increase Agreement, form MHC-86-916, previously filed as Exhibit A(5)(i) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by reference.

26(d)(10)                Waiver of Premium Agreement, form MHC-86-917,
                         previously filed as Exhibit A(5)(j) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(11)                Survivorship Life Agreement, form MHC-90-929,
                         previously filed as Exhibit A(5)(k) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(12)                Accelerated Benefit Agreement, form MHC-92-931,
                         previously filed as Exhibit A(5)(l) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(13)                Short Term Agreement, form MHC-E324.1 10-1998,
                         previously filed as Exhibit A(5)(m) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(14)                Policy Enhancement Agreement, form MHC-95-941,
                         previously filed as Exhibit A(5)(n) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(15)                Protection Option Amendment, form MHC-98-945,
                         previously filed as Exhibit A(5)(o) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(16)                Variable Early Value Agreement, form MHC-98-940,
                         previously filed as Exhibit A(5)(p) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999, is hereby incorporated by
                         reference.

26(d)(17)                Extended Maturity Agreement, form 05-907, previously
                         filed as Exhibit 26(d)(11) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-96383, Post
                         Effective Amendment Number 8, on April 21, 2006, is
                         hereby incorporated by reference.

26(e)(1) Application Part 1, form F59410 Rev 3-2006, previously filed as Exhibit 26(e)(1) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(e)(2) Application Part 2, form F. 59572 8-2003, previously filed as exhibit 26(e)(2) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 333-120704,
                         Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

26(e)(3)                 Application Part 3 - Agreements and Authorization, form
                         F59536 Rev 3-2006, previously filed as Exhibit 26(e)(2) to Minnesota Life Variable Life Account's Form N-6,
                         File Number 33-64395, Post-Effective Amendment Number
                         13, on April 21, 2006, is hereby incorporated by reference.

26(e)(4)                 Policy Change - Application Part 1, form F59538 Rev
                         3-2006, previously filed as Exhibit 26(e)(3) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(e)(5)                 Policy Change Application Part 3, form F59534 Rev
                         3-2006, previously filed as Exhibit 26(e)(4) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(e)(6) Policy Change Application, form F59537 Rev 3-2006, previously filed as Exhibit 26(e)(5) to Minnesota Life
                         Variable Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(e)(7) Application Part 2, form F. 59573 8-2003, previously filed as exhibit 26(e)(3) to Minnesota Life Variable
                         Life Account, File Number 333-120704, Initial
                         Registration Statement, on November 23, 2004, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(5)(a) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, on March 4, 1999 is hereby incorporated by reference.

26(f)(2)                 Bylaws of the Depositor, previously filed as Exhibit
                         26(f)(2) to Minnesota Life Variable Life Account's Form
                         N-6, File Number 333-120704, Initial Registration
                         Statement, on November 23, 2004, is hereby incorporated by reference.

26(g) Reinsurance Contract, previously filed as Exhibit 27(g) to Minnesota Life Variable Life Account's Form N-6,
                         File Number 333-96383, Post-Effective Amendment Number
                         4, on April 30, 2003, is hereby incorporated by reference.

26(h)(1)(i)              Participation Agreement among Advantus Series Fund,
                         Inc., Advantus Capital Management, Inc. and Minnesota
                         Life Insurance Company - Previously filed on September
                         7, 2007 as Exhibit 23(h)(3) to Advantus Series Fund,
                         Inc.'s Form N-1A, File Number 2-96990, Post-Effective
                         Amendment Number 35, is hereby incorporated by
                         reference.


26(h)(1)(ii)             Shareholder Information Agreement between Advantus
                         Series Fund, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(1)(iv) to
                         Registrant's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)              Fund Participation Agreement between Janus Aspen
                         Series, Janus Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         27(h)(2)(i) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, on February 27,
                         2003, is hereby incorporated by reference.

26(h)(2)(ii)             Addendum Dated May 1, 2000 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, on February 27, 2003, is hereby incorporated by reference.

26(h)(2)(iii)            Amendment to Fund Participation Agreement between Janus
                         Aspen Series, Janus Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(2)(iii) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, on February 27,
                         2003, is hereby incorporated by reference.

26(h)(2)(iv)             Amendment Dated December 1, 2002 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, on February 27, 2003, is hereby incorporated by reference.

26(h)(2)(v)              Amendment Dated March 1, 2004 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

26(h)(2)(vi)             Amendment dated May 1, 2005 to the Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(2)(vii)            Amendment Number Two to the Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors LLC and Minnesota Life Insurance Company, filed on December 20, 2006 as exhibit 24(c)(d)(vi) to Variable Annuity Account's Form N-4, File Number
                         333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(2)(viii)           Rule 22c-2 Shareholder Information Agreement between
                         Janus Capital Management, LLC, Janus Services LLC,
                         Janus Distributors LLC, Janus Aspen Series and
                         Minnesota Life Insurance Company, filed on April 20,
                         2007 as Exhibit 26(h)(2)(viii) to Registrant's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 17, is hereby incorporated by reference.

26(h)(3)(i)              Amended and Restated Participation Agreement among
                         Variable Insurance Products Fund, Fidelity Distributors
                         Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant's
                         Form N-6, File Number 33-85496, Post-Effective
                         Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)             First Amendment to Amended and Restated Participation
                         Agreement among Minnesota Life Insurance Company,
                         Fidelity Distributors Corporation, Variable Insurance
                         Products Fund, Variable Insurance Products Fund II,
                         Variable Insurance Products Fund III and Variable
                         Insurance Products Fund IV, previously filed on
                         December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota
                         Life Individual Variable Universal Life Account's Form
                         N-6, File Number 333-144604, Pre-Effective Amendment
                         Number 1, is hereby incorporated by reference.

26(h)(4) Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Ascend Financial Services, Inc., previously filed as Exhibit 27(h)(6) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

26(h)(5)(i)              Participation Agreement among Oppenheimer Variable
                         Account Funds, OppenheimerFunds, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         8(s) to Variable Annuity Account's Form N-4, File
                         Number 333-91784, Post-Effective Amendment Number 2, on
                         April 23, 2003, is hereby incorporated by reference.

26(h)(5)(ii)             Amendment No. 1 to the Participation Agreement among
                         Oppenheimer Variable Account Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 8(s)(i) to Variable Annuity Account's
                         Form N-4, File Number 333-91784, Post-Effective
                         Amendment Number 2, on April 23, 2003, is hereby incorporated by reference.

26(h)(5)(iii)            Amendment No. 2 to the Participation Agreement among
                         Oppenheimer Variable Account Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 8(s)(ii) to Variable Annuity Account's
                         Form N-4, File Number 333-91784, Post-Effective
                         Amendment Number 2, on April 23, 2003, is hereby incorporated by reference.

26(h)(5)(iv)             Amendment No. 3 to the Participation Agreement among
                         Oppenheimer Variable Accounts Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv) to Minnesota Life
                         Variable Life Account's Form N-6, File Number 33-3233,
                         Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)              Amendment No. 4 to Participation Agreement among
                         Oppenheimer Variable Accounts Funds, OppenheimerFunds,
                         Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable
                         Life Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(5)(vi)             Amendment No. 5 to Participation Agreement among
                         Oppenheimer Variable Accounts Funds, Oppenheimer Funds,
                         Inc. and Minnesota Life Insurance Company filed on
                         December 20, 2006 as exhibit 24(c)(k)(v) to Variable
                         Annuity Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(5)(vii)            Shareholder Information Agreement Under Rule 22c-2 of
                         the Investment Company Act of 1940 among
                         OppenheimerFunds Services, OppenheimerFunds
                         Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit
                         24(c)(8)(w) to Variable Annuity Account's Form N-4,
                         File Number 333-140230, Pre-Effective Amendment Number
                         1, is hereby incorporated by reference.

26(h)(6)(i)              Participation Agreement among Panorama Series Fund,
                         Inc., OppenheimerFunds, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit 8(t) to Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 2, on April
                         23, 2003, is hereby incorporated by reference.

26(h)(6)(ii)             Amendment No. 1 to the Participation Agreement among
                         Panorama Series Fund, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 8(t)(i) to Variable Annuity Account's Form N-4,
                         File Number 333-91784, Post-Effective Amendment Number
                         2, on April 23, 2003, is hereby incorporated by reference.

26(h)(6)(iii)            Amendment No. 2 to the Participation Agreement among
                         Panorama Series Fund, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 8(t)(ii) to Variable Annuity Account's Form
                         N-4, File Number 333-91784, Post-Effective Amendment
                         Number 2, on April 23, 2003, is hereby incorporated by reference.

26(h)(6)(iv)             Amendment No. 3 to Participation Agreement among
                         Panorama Series Funds, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-3233, Post-Effective
                         Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(6)(v)              Amendment No. 4 to Participation Agreement among
                         Panorama Series Funds, Inc., OppenheimerFunds, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 26(h)(8)(v) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-64395,
                         Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(6)(vi)             Amendment No. 5 to Participation Agreement among
                         Panorama Series Funds, Inc., Oppenheimer Funds, Inc.
                         and Minnesota Life Insurance Company filed on December
                         20, 2006 as exhibit 24(c)(l)(v) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(7)(i)              Participation Agreement among Putnam Variable Trust,
                         Putnam Retail Management, L.P. and Minnesota Life
                         Insurance Company, previously filed as Exhibit 8(u) to Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 2, on April
                         23, 2003, is hereby incorporated by reference.

26(h)(7)(ii)             Schedule A as amended May 1, 2003 to the Participation
                         Agreement among Putnam Variable Trust, Putnam Retail
                         Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 8(u)(i) to Variable Annuity
                         Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 2, on April 23, 2003, is hereby incorporated by reference.

26(h)(7)(iii)            Amendment No. 1 to Participation Agreement among Putnam
                         Variable Trust, Putnam Retail Management, L.P. and
                         Minnesota Life Insurance Company filed on December 20,
                         2006 as exhibit 24(c)(m)(ii) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(7)(iv)             Rule 22c-2 Agreement among Putnam Fiduciary Trust
                         Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable
                         Annuity Account's Form N-4, File Number 333-140230,
                         Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(8)(i)              Participation Agreement by and among AIM Variable
                         Insurance Funds, AIM Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(10)(i) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(8)(ii)             Schedule A as amended May 1, 2003 to the Participation
                         Agreement among AIM Variable Insurance Funds, AIM
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(10)(ii) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(8)(iii)            Amendment No. 1 to the Participation Agreement dated
                         March 4, 2002, by and among AIM Variable Insurance
                         Funds, AIM Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         26(h)(10)(iii) to Minnesota Life Variable Life
                         Account's Form N-6, File Number 33-3233, Post-Effective
                         Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(8)(iv)             Amendment No. 2 to the Participation Agreement dated
                         March 2, 2002, by and among AIM Variable Insurance
                         Funds, AIM Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         26(h)(10)(iv) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(8)(v)              Amendment No. 3 to Participation Agreement by and among
                         AIM Variable Insurance Funds, AIM Distributors, Inc.
                         and Minnesota Life Insurance Company filed on December
                         20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity
                         Account's Form N-4, File Number 333-136242,
                         Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(vi)             Intermediary Agreement Regarding Compliance with SEC
                         Rule 22c-2 between AIM Investment Services, Inc. and
                         Minnesota Life Insurance Company previously filed on
                         September 6, 2007 as exhibit 24(c)(8)(s) to Variable
                         Annuity Account's Form N-4, File Number 333-140230,
                         Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(i)              Shareholder Services Agreement among American Century
                         Investment Services, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(11) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(9)(ii)             Amendment No. 1 to Shareholder Services Agreement
                         between Minnesota Life Insurance Company and American
                         Century Investments, Inc., previously filed as Exhibit
                         26(h)(11)(ii) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(9)(iii)            Shareholder Information Agreement between American
                         Century Investment Services, Inc. and Minnesota Life
                         Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable Annuity Account's
                         Form N-4, File Number 333-140230, Pre-Effective
                         Amendment Number 1, is hereby incorporated by reference.

26(h)(10)(i)             Participation Agreement by and among Minnesota Life
                         Insurance Company, Warburg, Pincus Trust, Credit Suisse
                         Asset Management, LLC and Credit Suisse Asset
                         Management Securities, Inc., previously filed as
                         Exhibit 27(h)(12) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(10)(ii)            Rule 22c-2 Shareholder Information Agreement by and
                         between Credit Suisse Asset Management Securities,
                         Inc., on behalf of each of the Credit Suisse Funds, and Minnesota Life Insurance Company, previously filed as
                         Exhibit 26(h)(10)(ii) to Registrant's Form N-6, File
                         Number 333-96383, Post-Effective Amendment Number 10 on
                         February 28, 2008, is hereby incorporated by reference..

26(h)(11)(i)             Participation Agreement among MFS Variable Insurance
                         Trust, Massachusetts Financial Services Company and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(13)(i) to Registrant's Form N-6, File
                         Number 333-96383, Post-Effective Amendment Number 4, on
                         April 30, 2003, is hereby incorporated by reference.

26(h)(11)(ii)            Amendment No. 1 to the Participation Agreement among
                         MFS Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(ii) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(11)(iii)           Amendment No. 2 to the Participation Agreement among
                         MFS Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(iii) to Registrant's Form N-6, File Number 333-96383,
                         Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(11)(iv)            Amendment No. 3 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(11)(v)             Amendment No. 4 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(11)(vi)            Letter dated December 7, 2005 amending Participation
                         Agreement among MFS Variable Insurance Trust,
                         Massachusetts Financial Services Company and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         26(h)(13)(vi) to Minnesota Life Variable Life Account's
                         Form N-6, File Number 33-64395, Post-Effective
                         Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(11)(vii)           Amendment No. 5 to Participation Agreement among MFS
                         Variable Insurance Trust, Massachusetts Financial
                         Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account's Form N-4, File Number
                         333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(11)(viii)          Rule 22c-2 Shareholder Information Agreement between
                         MFS Fund Distributors, Inc. and Minnesota Life
                         Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's
                         Form N-4, File Number 333-140230, Pre-Effective
                         Amendment Number 1, is hereby incorporated by reference.

26(h)(12)(i)             Participation Agreement as of May 1, 2000 between
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin Templeton Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(14)(i) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(12)(ii)            Amendment to Participation Agreement as of May 1, 2000
                         between Franklin Templeton Variable Insurance Products
                         Trust, Franklin Templeton Distributors, Inc. and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(14)(ii) to Registrant's Form N-6, File
                         Number 333-96383, Post-Effective Amendment Number 4, on
                         April 30, 2003, is hereby incorporated by reference.

26(h)(12)(iii)           Amendment No. 2 to Participation Agreement between
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin Templeton Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(14)(iii) to Registrant's Form N-6, File Number
                         333-96383, Post-Effective Amendment Number 4, on April
                         30, 2003, is hereby incorporated by reference.

26(h)(12)(iv)            Amendment No. 3 to Participation Agreement by and among
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin Templeton Distributors, Inc., Minnesota Life
                         Insurance Company and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-3233, Post-Effective Amendment Number 23, on April
                         26, 2005, is hereby incorporated by reference.

26(h)(12)(v)             Amendment No. 4 to Participation Agreement among
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin/Templeton Distributors, Inc., Minnesota Life
                         Insurance Company and Securian Financial Services,
                         Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 33-64395, Post-Effective Amendment Number 13, on
                         April 21, 2006, is hereby incorporated by reference.

26(h)(12)(vi)            Amendment No. 5 to Participation Agreement among
                         Franklin Templeton Variable Insurance Products Trust,
                         Franklin/Templeton Distributors, Inc., and Minnesota
                         Life Insurance Company filed on December 20, 2006 as
                         exhibit 24(c)(q)(v) to Variable Annuity Account's Form
                         N-4, File Number 333-136242, Pre-Effective Amendment
                         Number 2, is hereby incorporated by reference.

26(h)(12)(vii)           Rule 22c-2 Agreement between Franklin Templeton
                         Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit
                         24(c)(8)(u) to Variable Annuity Account's Form N-4,
                         File Number 333-140230, Pre-Effective Amendment Number
                         1, is hereby incorporated by reference.

26(h)(13)(i)             Participation Agreement as of September 29, 2003
                         between Minnesota Life Insurance Company and Waddell &
                         Reed, Inc. previously filed as Exhibit 27(h)(15) to Minnesota Life Variable Life Account's Form N-6, File
                         Number 333-109853, Pre-Effective Amendment Number 1, on
                         February 19, 2004, is hereby incorporated by reference.

26(h)(13)(ii)            Amendment Number One to the Target Funds Participation
                         Agreement among Minnesota Life Insurance Company,
                         Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota
                         Life Variable Life Account's Form N-6, File Number
                         33-64395, Post-Effective Amendment Number 13, on April
                         21, 2006, is hereby incorporated by reference.

26(h)(13)(iii)           Shareholder Information Agreement among Ivy Funds
                         Distributor, Inc., Waddell & Reed, Inc. and Minnesota
                         Life Insurance Company, filed on April 20, 2007 as
                         Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(i)(1)(i)              Investment Accounting Agreement between Securian
                         Financial Group, Inc. and State Street Bank and Trust
                         Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 1, on
                         February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)             First Amendment to Investment Accounting Agreement
                         between Securian Financial Group, Inc. and State Street
                         Bank and Trust Company, previously filed on August 15,
                         2006 as Exhibit 26(i)(l)(b) to the Securian Life
                         Variable Universal Life Account's Form N-6, File Number
                         333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)              Administration Agreement between Securian Financial
                         Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable
                         Annuity Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 1, on February 25,
                         2003, is hereby incorporated by reference.

26(i)(2)(ii)             First Amendment to Administration Agreement between
                         Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable
                         Universal Life Account's Form N-6, File Number
                         333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)                    Not Applicable.

26(k)                    Opinion and Consent of Michael P. Boyle.

26(l)                    Actuarial opinion of Robert J. Ehren, FSA, CLU.

26(m)                    Calculation.

26(n)                    Consent of KPMG LLP.

26(o)                    Not Applicable.

26(p)                    Not Applicable.

26(q) Redeemability exemption previously filed as Exhibit 26(q) to Registrant's Form N-6, File Number 33-3233, Post-Effective Amendment Number 25 on April 20, 2007, is hereby incorporated by reference.

26(r) Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.